UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03651

Touchstone Strategic Trust – June Funds

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

E. Blake Moore, Jr.

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

June 30, 2021
Annual Report
Touchstone Strategic Trust
Touchstone Balanced Fund
Touchstone International Equity Fund
Touchstone International Growth Fund (formerly Touchstone International Small Cap Fund)
Touchstone Large Cap Focused Fund
Touchstone Large Cap Fund
Touchstone Large Company Growth Fund
Touchstone Ohio Tax-Free Bond Fund
Touchstone Small Company Fund
Touchstone Value Fund

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4-29
Tabular Presentation of Portfolios of Investments (Unaudited)	30-32
Portfolios of Investments:
Touchstone Balanced Fund	33-37
Touchstone International Equity Fund	38-39
Touchstone International Growth Fund (formerly Touchstone International Small Cap Fund)	40-41
Touchstone Large Cap Focused Fund	42
Touchstone Large Cap Fund	43
Touchstone Large Company Growth Fund	44
Touchstone Ohio Tax-Free Bond Fund	45-46
Touchstone Small Company Fund	47-48
Touchstone Value Fund	49
Statements of Assets and Liabilities	50-53
Statements of Operations	54-55
Statements of Changes in Net Assets	56-58
Statements of Changes in Net Assets - Capital Stock Activity	60-64
Financial Highlights	65-87
Notes to Financial Statements	88-102
Report of Independent Registered Public Accounting Firm	103-104
Other Items (Unaudited)	105-109
Management of the Trust (Unaudited)	110-111
Privacy Protection Policy	115
This report identifies the Funds' investments on June 30, 2021. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President
Dear Shareholder:
We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the 12 months ended June 30, 2021.
The COVID-19 pandemic, related restrictions on economic activity and massive government stimulus efforts to counter its economic impacts were the primary market drivers throughout the past 12 months. While the disease’s human toll continued to climb, capital markets generally priced in expectations of higher growth for a post-pandemic world as various health restrictions eased globally. This was particularly evident in much of the first half of the period as enacted economic stimulus and vaccinations exceeded expectations, sparking a surge in economic activity that has continued into the period’s latter half. U.S. GDP is expected to finish 2021 with an above-trend growth rate (estimated 6 to 8% annualized), driven by economic reopening and a rebound in overall economic activity from the COVID-19-induced lockdowns. U.S. employment also reflected the economic rebound as the unemployment rate declined to below 6% in June from a high reading of 14.7% in April 2020. Outside the U.S., economic activity continued to rebound in both developed and developing markets through the lifting of various pandemic-driven economic restrictions. Major developed market central banks maintained accommodative monetary policy stances via zero-to-negative overnight interest rates. In the U.K. and European Union (EU) economic growth continued to rebound, but Japan’s economic growth declined largely due to slow vaccine rollout. Emerging markets countries experienced mixed economic activity trends but generally grew as fast as or better than developed markets.
U.S. equity markets generated strong positive returns during the period. From a market capitalization perspective, small capitalization stocks, which tend to be more tied to the U.S. economy, outperformed mid-cap stocks while mid-caps in turn outperformed large-caps. Value equities outperformed growth in the small- and mid-cap segments, but large-cap growth equities outpaced their large-cap value counterparts. A brief style rotation occurred in the fourth quarter of 2020 and early in the first quarter of 2021 as value equities outperformed growth for two consecutive quarters for the first time since 2016. Cyclicals (e.g., Energy, Financials, Consumer Discretionary, Industrials and Materials) were among the leading U.S. equity sectors, as might be expected given their sensitivity to the economy. The Information Technology sector, which performed strongly during much of the 2020 COVID-19-induced lockdowns, still posted a strong return for the full period despite lagging the cyclical sectors in the latter portion of the period. Outside the U.S., emerging markets performed in-line with the U.S. large cap market but non-U.S. developed equity markets trailed both the U.S. and emerging markets over the past twelve months.
As for fixed income, the U.S. Federal Reserve Board (Fed) continued near-zero overnight rates and direct purchases of various fixed income securities as a means of providing stimulus to the economy. Meanwhile, the announcement of COVID-19 vaccines in late 2020 served as an impetus for near-term economic re-opening and recovery. Investors sold U.S. Treasuries and bought investment grade and high yield corporate bonds. While the Bloomberg Barclays U.S. Aggregate Bond Index posted a slightly negative return for the period, credit spreads narrowed quickly in the second and third quarters of 2020 in concert with the previously mentioned equity market rebound, providing a performance tailwind for below investment grade bonds and bank loans.
We are reminded especially in periods such as these of the importance of the steady guidance of financial professionals, trust in your investment strategy and understanding the risks of trying to time the market. Furthermore, we believe that environments that are more volatile create more opportunity for active managers to add value, especially those that are Distinctively Active with high Active Share. We greatly value your continued support. Thank you for including Touchstone as part of your investment plan.
Sincerely,
E. Blake Moore Jr.
President
Touchstone Strategic Trust

Management's Discussion of Fund Performance (Unaudited)
Touchstone Balanced Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Balanced Fund (the “Fund”) seeks to achieve its investment goal of providing investors with capital appreciation and current income by generally investing in a diversified portfolio comprising 60% equity securities and 40% fixed-income securities.
With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. With respect to fixed-income, the Fund will invest primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.
Fund Performance
The Touchstone Balanced Fund (Class A Shares) outperformed its blended benchmark, 60% of the S&P 500® Index, and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended June 30, 2021. The Fund’s total return was 26.92% (calculated excluding the maximum sales charge) while the total return of the blended benchmark was 23.02%.
Market Environment
The recovery in risk assets was well underway in the third and fourth quarters of 2020 following the unprecedented sell-off that took place in March of 2020. The swing back to risk was just as swift as the correction and kept pace throughout the 12-month period, fueled by the resiliency of the recovery in economic fundamentals, the approval and widespread distribution of the COVID-19 vaccines, the outcome of the November U.S. election, and then ultimately the reopening of economies coming out of the winter months in 2021. Risk assets ended the period with strong gains as equities reached all-time highs and credit spreads reached their tightest levels in five years.
The global COVID-19 pandemic wreaked havoc on the global economy as governments at all levels took extreme measures to shut down local economies in order to prevent the spread of the virus. As these lockdown measures were put in place, economic activity came to grinding halt and U.S. production as measured by GDP for the second quarter of 2020 posted a staggering decline. Both the U.S. Federal Reserve Board (Fed) and Congress moved swiftly to help support the economy and credit markets. On the monetary side, the Fed changed its operating procedures last summer to target an average annual inflation rate of 2%, and it no longer plans to raise interest rates preemptively when unemployment falls to low levels. On the fiscal front, the cumulative tally of government programs to combat COVID-19 now exceeds $7 trillion. Now following the widespread distribution of vaccines in the second quarter of 2021, local economies began to lift health restrictions and reopen businesses. As a result, forecasts for U.S. economic growth for 2021 are now projected around 6 to 7%.
The jobs picture has also continued to improve with the unemployment rate dropping to 5.9%. However, there are still more than eight million people out of work since the pandemic struck over a year ago. Some have dropped out of the workforce either for personal reasons or because the increase in unemployment benefits reduced incentives to accept lower paying jobs. Maximizing employment, including an increase in labor force participation, will be a key focus of the Fed over the next several months.
Portfolio Review
The Fund was well positioned to take advantage of the rally that followed the March 2020 sell off. Going into the third quarter of 2020, valuations reacted to the quarantine measures enacted to halt the spread of COVID-19 in March of 2020. Then in early October, the Fund’s targeted equity allocation was raised from 62 to 65%. The snap back from the sell-off in risk assets was equally as rapid as both equities and fixed income retraced the substantial losses experienced in March. The rally in risk assets persisted into 2021 as equities reached all-time highs and spreads tightened to their tightest levels in the last five years.
The Fund’s sector allocation and security selection within its equity allocation contributed to performance. Contributors within security selection were Financials, Communication Services and Real Estate sectors. Underweight positions in Utilities and Consumer Staples sectors, as well as an overweight position to Communication Services were also positive.
Within fixed income, the Fund’s overweight to spread risk contributed to returns as spreads continued to retrace the widening that took place in March of 2020. Specifically, overweight risk to High Yield was the largest contributor in terms of sector allocation. Strong selection from Investment Grade Credit and Securitized Assets contributed to returns. Within Investment Grade Credit, the Fund was positioned with overweight allocations to non-defensive sectors, contributing to performance. Within Securitized, contributions were largely driven by spread effects due to the retracement in out of index sectors (Commercial Mortgage-Backed

Management's Discussion of Fund Performance (Unaudited) (Continued)
Securities, Agency Mortgage-Backed Securities and Collateralized Loan Obligations). Interest rate management, duration and curve positioning slightly detracted from performance.
The Fund’s fixed income positioning was generally neutral relative to the index while we made a number of short term trades to be positioned both long and short versus the index.
Outlook
The greatest opportunities for the Fund will be driven by the durability of economic growth, stable inflation, accommodative central bank policy (both domestically and abroad), and a decline in COVID-19 risks, which should potentially provide a significant tailwind to growth throughout 2021 especially to service-related sectors.
There is uncertainty as to whether supply constraints and pace of economic growth can result in sustainable, persistent inflation or simply an adjustment in the price level (i.e. transitory). Should inflation be persistent beyond the initial impact from the economic reopening, we believe the Fed would react as necessary to keep inflation under control, likely resulting in headwinds to economic growth.
We believe the Fund is well positioned. The pace of economic growth is proceeding as anticipated into the second half of 2021 with widespread vaccinations reducing risks and solidifying the path forward. We think policy support will continue to be significant. We see inflation pressures increasing over the short-term but think they will be transitory. We also see fiscal spending shifting from relief to investment, which is likely to be offset with corporate tax increases. Fed policy should remain accommodative, although discussions about tapering asset purchases may begin in the next few months.
Our preference for equities over fixed income is driven by both valuations and our overweight to risk. Credit valuations are generally fully valued with solid fundamentals and accommodative policy supporting current levels. Equity markets at fair value with size/factor exposures are becoming more important as vaccine distribution and economic growth bounces further in 2021. The Fed is focused on keeping rates low and supporting the economy. Recent market movements signal concern over a faster withdrawal of accommodation. Valuations generally reflect greater certainty and a positive long-term outlook. We are comfortable with current risk levels due to the increased durability of economic growth and favorable financial conditions despite elevated valuations across most sectors.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Balanced Fund - Class A*, the Bloomberg Barclays US Aggregate Bond Index, the S&P 500® Index and the 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index
Average Annual Total Returns**
Touchstone Balanced Fund	1 Year	5 Years	10 Years
Class A	20.57%	12.12%	9.77%
Class C	24.93%	12.41%	9.66%
Class Y	27.12%	13.50%	10.55%
Bloomberg Barclays US Aggregate Bond Index	-0.33%	3.03%	3.39%
S&P 500® Index	40.79%	17.65%	14.84%
60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index	23.02%	11.89%	10.39%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone International Equity Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone International Equity Fund (the “Fund”) seeks to invest primarily in common stocks of established companies across the capitalization spectrum, located in or that conduct their business mainly in one or more foreign countries which may include emerging markets. The investment philosophy focuses on quality at a reasonable price, where quality is defined based on the following five fundamental factors: business quality, valuation, growth, management and balance sheet strength.
Fund Performance
The Touchstone International Equity Fund (Class A Shares) outperformed its benchmark, the MSCI EAFE Index, for the 12-month period ended June 30, 2021. The Fund’s total return was 36.16% (calculated excluding the maximum sales charge) while the benchmark’s total return was 32.35%.
Market Environment
After bottoming out early in the COVID-19 pandemic, global equities staged one of the most dramatic rallies in recent memory. Since the spring of 2020, central banks and governments around the world have injected mountains of cash into the financial system to create a bridge for their economies to survive the pandemic. This provided a powerful liquidity tailwind, helping drive most global indices to record or near-record levels. In addition to the unprecedented government response, investor optimism was further ignited by the news of several successful COVID-19 vaccines in late 2020 followed by their subsequent rollout. A number of countries have started to reopen their economies led by China and followed by the U.S. and Europe. While parts of the world are still grappling with the virus, vaccines are increasingly available and prospects are good for an eventual end to the global health crisis.
Reopening has led to major economic indicators ranging from gross domestic product (GDP), industrial production, retail sales and unemployment rates returning to near pre-COVID levels. Meanwhile, this rapid economic rebound accompanied by supply chain bottlenecks has pushed up inflation pressures, though time will tell whether this inflationary impulse proves to be transitory.
The successful COVID-19 vaccine news drove a rotation into the “reopening” trade in late 2020, propelling demand for riskier assets. Over the last 12-month period, Value outperformed Growth and small-capitalization companies trounced large-caps. Emerging markets outperformed their developed markets counterparts despite Chinese equities lagging due to expectations around moderate policy tightening, regulatory uncertainty and ongoing geopolitical concerns. Economically sensitive sectors such as Financials, Energy, Industrials and Materials were the top performers on the “reopening” trade, while defensive sectors such as Utilities, Health Care and Consumer Staples lagged during the year. Information Technology performed well, driven by above average secular growth and continued negative real interest rates. Commodities were strong pretty much across the board though gold was flat. The 10-year U.S. Treasury yield finished the month of June at 1.45% compared to 0.66% a year ago and 0.90% at the start of the year, reflecting the accelerating economic recovery.
Portfolio Review
The Fund’s relative performance over the fiscal year benefited from holdings in Industrials, Information Technology, Health Care and Real Estate sectors, while detractors from relative performance largely came from the Materials sector. Looking at the Fund broken down by geography, holdings in Germany, the UK, India, Taiwan, South Korea and France were the positive drivers of relative performance. An underweight position to the lagging Japanese market was also a positive factor. On the other hand, Canada and several Nordic markets detracted from relative performance. The Fund’s relatively high cash position was also a drag in a rising market. Given the Fund’s concentration and bottom-up approach, it is more meaningful to discuss the drivers of performance attribution from the perspective of individual holdings.
The main contributors to relative performance were Norma Group (German, Industrials sector), Indian Energy Exchange Ltd. (India, Financials sector), Befesa S.A. (Germany, Industrial sector), Samsung Electronics Co., Ltd. (South Korea, Information Technology sector) and Taiwan Semiconductor Manufacturing Company Ltd. (Taiwan, Information Technology sector).
Norma Group is a global leader in advanced engineered joining technology, producing and distributing a wide range of clamps and connectors for the automotive, water management and a variety of other industries. The German-based company operates in attractive niche markets with high barriers to entry, its products often being mission-critical and requiring a long certification process. Its share price benefited from the strong recovery in cyclical stocks over the period, especially since the announcements of the approvals of safe and effective vaccines this past November.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Indian Energy Exchange is India’s pioneering platform for trading electricity, with participants including electricity generators, distribution companies, traders and industrial users of electricity. The exchange provides an efficient means for the allocation of electricity supply and a transparent pricing mechanism, having established a dominant market position with a virtual monopoly in the country. The combination of steadily rising electricity demand, increasing penetration of its platform and high operating leverage should lead to steady double-digit earnings growth, virtually all of which is likely to be distributed to shareholders given the low capital requirements of the business. In addition to reporting continued strong results, the company launched a natural gas exchange in 2020, significantly increasing its total addressable market.
Befesa SA is a leading provider of environmental services to the steel and aluminum industries, its most important business being the collection of steel dust from mini-mills and recycling the contained zinc. The German-based company enjoys high barriers to entry, stable customer relationships, and the secular trend of increasing ESG regulation. With a footprint focused on Europe, Befesa is by far the dominant player in this growing market. Expansion into Turkey, South Korea, and a first-mover advantage into the potentially massive Chinese market provide the company significant blue sky to further grow the business. In addition, Befesa recently announced its entry into the U.S. market with the acquisition of American Zinc Recycling (not a fund holding), the market leader in the U.S. Along with its current projects in China, the acquisition will increase Befesa’s recycling capacity by about 60%, further cementing its position as the leading global steel dust recycler. Its share price was well supported over the past 12-months on the back of rising zinc prices and the expansion of its geographical footprint.
Semiconductor stocks were among the top performers over the past 12-months as the cycle gained momentum on the back of solid demand across multiple applications, accelerating content growth, tightness of capacity across the world, rising barriers to entry in leading-edge chips and growing national security concerns over semiconductor supply chains. The Fund’s semiconductor holdings included global behemoths Samsung Electronics and Taiwan Semiconductor Manufacturing Company (TSMC). South Korea-based Samsung has a dominant position in the manufacturing of memory chips as well as a diversified portfolio of products, with leadership in display panels, smartphones and consumer electronics. Samsung’s growing presence in the foundry market and telecom networks businesses provide new growth drivers that could help reduce earnings volatility going forward. Taiwan-based TSMC is the world's largest dedicated semiconductor contract chip manufacturer with over 50% market share in the foundry industry. The barriers to entry are extremely high given the prohibitive costs to maintain and start a fabrication business and the engineering know-how required to provide leading-edge process technologies. Despite its capital intensity, TSMC produces attractive free cash flows and has consistently generated high returns on capital and margins throughout the semiconductor cycle by leveraging its scale and advanced fabrication technologies. As many semiconductor companies have transitioned from integrated device manufacturers to fabless chip designers, TSMC has been the biggest beneficiary. Both companies will continue to be supported by the demand for high-performance chips on the back of 5G, Cloud, artificial intelligence (AI), Internet of things (IoT) products and semi-content growth.
The main detractors from relative performance were Barrick Gold Corp. (Canada, Materials sector) and ISS A/S (Denmark, Industrials sector). Barrick Gold is the Fund’s core gold mining exposure and is one of the world’s largest and most diversified gold producers, operating mines in North America, South America, Africa and Australia/Pacific. It is a product of the strategic merger with Randgold Resources in 2018 that added world-class mines with costs at or below Barrick’s legacy portfolio. Led by its well-regarded CEO Mark Bristow, the Canada-based company has among the strongest track records of value creation in the industry. Its share price underperformed over the past 12-months as gold prices lagged the broader equity markets over the period. Nevertheless, we continue to like the investment thesis on the back of continued negative real interest rates and a hedge against eventual inflationary pressures and dollar weakness, as well as a renewed focus by management on margins, free cash flow and return of capital to shareholders.
ISS A/S is a leading global provider of facilities services, with strong market positions in Western Europe and emerging markets. The Danish-based company offers a full range of facilities services including cleaning, catering, security and property management. ISS entered the pandemic already in a relatively delicate position, having faced a handful of operational disappointments, a cyber-attack, and sporting higher than optimal financial leverage. As a cleaning and integrated facilities service provider, ISS has been negatively impacted by the COVID lockdowns as customer premises are vacated. Investors remain cautious given the slow recovery, balance sheet constraint and the company's inconsistent track record of execution.
The stocks bought during the last year were Boa Vista Servicos S.A. (Brazil, Industrials sector), Accor S.A. (France, Consumer Discretionary sector), Helios Towers plc (U.K., Communication Services sector), Indus Towers Ltd. (India, Communication Services sector), Kimberly-Clark de México (Mexico, Consumer Staples sector), Holcim Ltd. (Switzerland, Materials sector) and Calbee Inc., (Japan, Consumer Staples sector).
The Fund sold its positions in LVMH Moet Hennessy Louis Vuitton SE (France, Consumer Discretionary sector), Taiwan Semiconductor Manufacturing Company Ltd. (Taiwan, Information Technology sector), Ambev SA (Brazil, Consumer Staples sector), MasterCard Inc., (U.S., Information Technology sector) Alcon SA (Switzerland, Health Care sector), ISS A/S (Denmark, Industrials sector).

Management's Discussion of Fund Performance (Unaudited) (Continued)
Outlook
We enter the Fund’s next fiscal year in the midst of a vigorous global economic recovery, driven by a combination of easy year on year comparisons, the cumulative impact of more than a year of unprecedented monetary and fiscal stimulus, logistic-related shortages and an accelerating vaccine rollout. There’s now near universal consensus that 2021 will be a year of record economic growth and an awareness of rising inflation pressures across various economic sectors. By way of example, the lumber prices quadrupled and gasoline prices have returned to multiyear highs.
We anticipate the current recovery to continue and pricing pressures to diminish as we approach 2022. We think that there is the possibility that deflation will reassert itself, although we strongly believe that over the long run inflation will almost certainly prevail, especially in light of the explicit shift in central banks’ stated goals. With both growth stocks and cyclicals looking pricey by historical standards, we’ve been adding incrementally to more defensive names, including in Health Care and Consumer Staples. We also remain upbeat about the prospects for oil and gas prices, though we worry about the political risks facing companies that produce the stuff. As always we maintain a focus on quality businesses with solid balance sheets as an insurance policy against the inevitable unexpected bumps in the road.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone International Equity Fund - Class A* and the MSCI EAFE Index
Average Annual Total Returns**
Touchstone International Equity Fund	1 Year	5 Years	10 Years
Class A	29.38%	7.79%	5.41%
Class C	34.14%	7.79%	4.86%
Class Y	36.71%	9.24%	6.37%
Institutional Class*	36.83%	9.32%	6.39%
MSCI EAFE Index	32.35%	10.28%	5.89%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares was October 30, 2017. Institutional Class shares performance information was calculated using the historical performance of Class A shares for the period prior to October 30, 2017. The returns have been restated for sales loads and fees applicable to Institutional Class shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone International Growth Fund
Sub-Advised by DSM Capital Partners LLC
Investment Philosophy
The Touchstone International Growth Fund (the “Fund”) seeks long-term capital appreciation by primarily investing in international equity securities of large capitalization companies believed to offer the best opportunity for reliable growth at attractive stock valuations. The Fund utilizes a bottom-up idea-driven growth style with a distinct valuation discipline. It seeks to identify companies which are believed to exhibit certain quality characteristics, including: predictable growth, solid fundamentals, attractive profitability and successful management.
Fund Performance
The Touchstone International Growth Fund (Class A shares) underperformed its benchmark, the MSCI All Country World Ex-USA Index, for the 12-month period ended June 30, 2021. The Fund’s total return was 31.51% (calculated excluding the maximum sales charge), while the total return of the benchmark was 35.72%.
Market Environment
The rebound in Value stocks that began in September of 2020 appears to have at least paused and possibly ended in March of this year. The Value rebound was not surprising considering its severe underperformance earlier in 2020, and many previous years of lagging the Growth indices. COVID-19 had a particularly negative effect on the earnings of many “Value” companies. We believed that as the impact of the virus recedes, “Value” companies would return to their pre-COVID levels. That said, we believe that after the potential of an economic recovery is largely factored into the intermediate and long-term earnings and prices of “Value” companies, the outlook for these businesses will remain subdued. This is a direct result of the digital/internet/microprocessor world we live in today. Technology creates productivity, which in turn generates constant pricing pressure across all industries, resulting in low inflation. During the decade or more leading up to the COVID-19 pandemic, the global economy was characterized by slow growth, low inflation, and low interest rates, which was an inhospitable environment for Value stocks. As the world normalizes post-pandemic, we think a similar economic environment to gradually re-occur.
Portfolio Review
The Fund’s slight underperformance versus the MSCI All Country World Ex-U.S Net was primarily due to stock selection in the Financials sector, as well as the portfolio’s currency allocation related to the sector. The Fund’s selections in the Consumer Staples and Health Care sectors benefited performance in the period.
The holdings which contributed most to the Fund’s performance during the period included Evolution AB (Sweden, Consumer Discretionary sector), Wuliangye Yibin Co. Ltd. ( China, Consumer Discretionary sector), Capgemini SE (France, Information Technology sector), Anta Sports Products Ltd. (China, Consumer Discretionary sector) and Endava plc (United Kingdom, Information Technology sector).
Digital companies that utilize the internet to provide their services are well positioned to serve both business and consumer customers in a very broad range of industries, often globally. We believe the mix of such businesses in the portfolio provides diversified economic and end market/customer exposure. Importantly digital/internet-based businesses largely executed well during the COVID-19 induced recessionary period. Furthermore, the trends towards work/shop-from-home caused by the pandemic accelerated the adoption of internet technologies benefiting many of the Fund’s holdings.
The weakest contributors to the Fund’s performance during the period included New Oriental Education & Technology Group Inc. (China, Consumer Staples sector), Autohome Inc. (China, Communication Services sector), SAP SE (Germany, Information Technology sector), and Lufax Holding Ltd. (Shanghai, Financial sector) and Grifols, S.A. (Spain, Healthcare sector).
Local governments throughout China have increased their scrutiny of the educational services providers, New Oriental Education included, and rumors of the implementation of severe limitations to tutoring hours, among other strict measures, abound. We continue to hold the position in anticipation of the release of an official, presumably less-onerous, announcement from the Chinese government and believe New Oriental will offset any commensurate decline in revenue with share gains as smaller players are forced to leave the market.
The Fund’s positioning during the 12-month period has been consistent with DSM’s investment philosophy. The majority of the Fund’s portfolio was invested in the Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care, Industrials, and Information Technology sectors.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Outlook
The global economy has experienced a significant rebound over the past nine months, albeit unevenly, driven by the rollout of the COVID-19 vaccines. However, in many countries coronavirus trends remain problematic, particularly in emerging markets. The accelerating transmission of the Delta variant is worrisome and is leading to additional lockdowns throughout the world, potentially placing the global economic recovery in jeopardy. This variant is also calling into doubt the effectiveness of the vaccines, creating significant concerns. At this time, we think the world economy will continue to improve, but the Delta variant does create an additional hurdle to overcome.
Historically, bear markets are extremely difficult to forecast.
Today, many “bears” believe the next bear market will be caused by inflation. If the current supply chain inflation and labor shortages evolve into a sustained rise in inflation to levels exceeding 3%, central banks could begin to raise rates significantly, perhaps leading to a decline in most asset classes including public equities.
We believe the Fund is positioned well given its reasonable valuation, substantial revenue and earnings growth, the low interest rate environment, and the likely improvement in the global economy. Our investment approach is built on the simple concept that “Earnings Win”. We believe that over time, businesses appreciate in value as their earnings grow. The Fund’s portfolio companies’ earnings grew largely as expected before the pandemic, remained solid (albeit a bit less than expected) during the pandemic and we believe will continue to grow.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone International Growth Fund - Class A* and the MSCI All Country World Ex USA Index
Average Annual Total Returns**
Touchstone International Growth Fund	1 Year	5 Years	Since Inception*
Class A	24.92%	13.73%	11.55%
Class C	29.55%	14.22%	11.43%
Class Y	31.88%	15.33%	12.51%
Institutional Class	32.00%	15.47%	12.59%
MSCI All Country World Ex USA Index	35.72%	11.08%	6.76%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was August 15, 2016, August 15, 2016, August 15, 2016 and March 28, 2012, respectively. Class A shares, Class C shares and Class Y shares performance information was calculated using the historical performance of Institutional Class shares for periods prior to August 15, 2016. The returns have been restated for sales loads and fees applicable to Class A, Class C and Class Y shares. The returns of the index listed above are based on the inception date of the Fund.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
MSCI All Country World Ex-USA Index is an unmanaged, capitalization-weighted index composed of companies representative of both developed and emerging markets excluding the United States.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Large Cap Focused Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Large Cap Focused Fund (the “Fund”) seeks to invest in large capitalization companies that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.
Fund Performance
The Touchstone Large Cap Focused Fund (Class A Shares) outperformed the S&P 500® Index for the 12-month period ended June 30, 2021. The Fund’s total return was 46.68% (calculated excluding the maximum sales charge) while the return of its benchmark was 40.79%.
Market Environment
Over the twelve-month period, U.S. equities recorded an impressive rally coming out of the bear market in the beginning of 2020. In the third quarter of 2020, the U.S. equity market continued the recovery from the March low as stimulus and re-opening measures started to show signs of favorable impact on economic data and corporate results. Stocks again moved higher in the fourth quarter primarily due to positive vaccine news along with another round of government stimulus. During the first quarter of 2021, an improving economic outlook in the U.S. due to vaccine progress and supportive fiscal measures resulted in new highs for equity indices. In the second quarter, vaccine deployment and accommodative financial conditions resulted in new highs for major U.S. equity indices.
The benchmark sectors that led the market higher during the period were Financials, Industrials, and Energy. The Utilities sector was the worst performer for the benchmark followed by Consumer Staples, Health Care, and Real Estate.
Portfolio Review
Within the Fund’s holdings, sectors in which the Fund outperformed the benchmark included Real Estate, Financials, Industrials, Consumer Staples, Healthcare, and Communication Services. Materials performed roughly in line with the benchmark while Consumer Discretionary, Information Technology and Energy underperformed. Sector allocation was positive due to an underweight position to Utilities and an overweight position to Communication Services.
Among the stocks that contributed the most to performance were Signature Bank (Financials sector), Alphabet Inc. Class C (Communication Services sector), and Goldman Sachs Group Inc. (Financials sector). Signature Bank outperformed with other commercial banks and benefitted from steps the company took during the pandemic to support future growth. Alphabet outperformed primarily due to a rebound in digital advertising with COVID-19 vaccination deployment and continued growth in its cloud and video service segments. Goldman Sachs contributed primarily due to elevated capital markets activity and continued progress on its strategic plan to reduce expenses and improve return on equity (ROE).
Among the stocks that detracted the most from performance were Alibaba Group Holding Ltd. (Consumer Discretionary sector), Johnson & Johnson (Health Care sector), and Bristol-Myers Squibb Company (Health Care sector). Alibaba underperformed primarily due to investor concern over the Chinese regulatory environment. Johnson & Johnson and Bristol-Myers Squibb detracted during the period primarily due to their perception as defensive in a period when more cyclical segments of the market outperformed.
Outlook
U.S. equity markets ended the first half of 2021 at record levels as investors responded favorably to vaccine deployment and accommodative financial conditions. Despite a partial reversal in the second quarter, the overriding theme in the first half of 2021 has been smaller cap, more cyclical segments of the market outperforming as economic activity has rebounded. Looking at U.S. equities in aggregate, we believe the market is around fair value. This does not relinquish the possibility for reasonable returns going forward. Market breadth is relatively healthy and economic growth is likely to remain strong in the second half of 2021 as demand continues to rebound and employment continues to improve. We are monitoring inflation and virus surges as key risks to what we still view as a relatively favorable backdrop for U.S. equities.
Since the spring of 2020, we have been gradually shifting portfolio weight from businesses that performed well through the early stages of the pandemic to more economically sensitive opportunities while keeping the general focus on higher return on capital

Management's Discussion of Fund Performance (Unaudited) (Continued)
businesses that are mispriced. We have added cyclical exposure to the Fund’s portfolio in attractive business models that have barriers to entry. Activity in the Fund has moderated recently relative to 2020 levels but we have continued to find selective opportunities.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large Cap Focused Fund - Class A* and the S&P 500® Index
Average Annual Total Returns**
Touchstone Large Cap Focused Fund	1 Year	5 Years	10 Years
Class A	39.33%	18.23%	14.20%
Class C	44.49%	18.49%	14.05%
Class Y	47.07%	19.76%	15.11%
Institutional Class*	47.14%	19.84%	15.03%
S&P 500® Index	40.79%	17.65%	14.84%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares was December 23, 2014. Institutional Class shares performance was calculated using the historical performance of Class A shares for the period prior to December 23, 2014. The returns have been restated for sales loads and fees applicable to Institutional Class shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Large Cap Fund
Sub-Advised by The London Company
Investment Philosophy
The Touchstone Large Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in common stocks of large-cap U.S. listed companies. The Fund seeks to purchase financially stable large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company’s respective private market values.
Fund Performance
The Touchstone Large Cap Fund (Class A Shares) underperformed its benchmark, the Russell 1000® Index, for the 12-month period ended June 30, 2021. The Fund’s total return was 38.06% (calculated excluding the maximum sales charge) while the benchmark’s total return was 43.07%.
Market Environment
The major U.S. stock indices rebounded strongly after the COVID-19 induced selloff that occurred in the first quarter of 2020. The strength was broad based and occurred across the market capitalization spectrum. Small caps were strongest, but mid-cap and large-cap equities posted solid gains as well.
The period was marked by the development and roll-out of the COVID-19 vaccines in the fourth quarter of 2020. The first half of the period was dominated by growth oriented names, but value took over leadership in the fourth quarter as investors anticipated the reopening of the economy. Cyclical names outperformed defensive names by a wide margin.
Stocks traded higher during the period as investors continued to focus on improving economic data, an accommodative U.S. Federal Reserve Board (Fed), fiscal stimulus, and progress administering the vaccines to fight COVID-19. Later in the period, there were some concerns about rising inflation, the timing of potential changes to monetary policy from the Fed, and the possibility of future tax increases.
In terms of factors impacting stocks, Volatility (high beta1) and Value oriented factors were the best performing factors, Growth and Momentum were mixed, and high Quality underperformed.
Portfolio Review
Within the Fund, stock selection was a headwind and was partially offset by the positive impact of sector allocation. At the sector level, an underweight position to Health Care and an overweight position to Financials added to relative performance, partially offset by the impact of an underweight position to Energy and an overweight position to Consumer Staples.
In terms of stock selection, among the top performing stocks based on relative performance vs. the benchmark were Charles Schwab Corporation (Financials sector), FedEx Corp. (Industrials sector), Apple Inc. (Information Technology sector), Alphabet Inc. Class C (Communication Services sector), and Martin Marietta Materials Inc. (Materials sector).
Charles Schwab Corporation, along with other Financials, experienced a sharp rise in stock price during the period. A small part of that was due to outperformance by TD Ameritrade prior to the consummation of the acquisition, while the main factor behind the jump in stock price was likely more favorable interest rate expectations and a steepening yield curve. The company has good pricing power and it is seeing strong client growth. Management raised guidance during the most recent quarter reflecting new account growth as well as an improved outlook for net interest margin. Revenue is also benefitting from synergies from the recent acquisition of TD Ameritrade. We remain attracted to the company’s platform that now includes $7 trillion in client assets.
FedEx responded favorably during the period as consumers embraced shopping from home due to the pandemic, resulting in strong growth in its e-commerce volumes business. The company was able to increase prices and fees.
Alphabet rallied during the period as online ad spending has recovered faster than expected. Alphabet has a solid balance sheet and significant market share. Alphabet has increased reporting transparency and improved capital allocation priorities. The company continues to invest in expanding its ecosystem (search, cloud, and hardware) with a larger focus on privacy and security. Alphabet has a solid balance sheet and significant market share. We believe the valuation remains attractive.
Apple stock was strong early in the period in a continued flight to quality despite selling off with other large cap tech stocks during the third quarter of 2020. Excitement and sentiment built following the launch of several new products and the nearing of the

Management's Discussion of Fund Performance (Unaudited) (Continued)
launch of a 5G iPhone. The company also plans to launch several interesting service bundles later this year. We trimmed the Fund’s position in the stock a few times during the year on strength.
Martin Marietta performed well earlier in the period as Congress approved infrastructure funding. Transportation infrastructure has bi-partisan support and investors are hoping for a more robust replacement to the FAST Act that is set to expire this year. The company posted better than anticipated results and announced encouraging guidance for 2021 which also contributed to the stock’s outperformance. We believe that Martin Marietta’s leadership position in aggregates and exposure to financially healthy states means that it will continue to benefit from the long-term growth in infrastructure spending.
Among the individual stocks that detracted from Fund performance during the period were Citrix Systems Inc. (Information Technology sector), NewMarket Corp. (Materials sector), Nestle (Consumer Staples sector) and Verizon Communications Inc. (Communication Services sector). After being a top contributor in 2020, Citrix declined in the period, underperforming the broader market. The company has been a major beneficiary of the work-from-home situation required by the COVID-19 outbreak as its software products allow workers to securely access applications from almost anywhere. As such, in the early stages of the COVID-19 outbreak the stock performed well. However, as the economy moved toward reopening and workers returned to the office, the stock generated positive absolute performance but lagged on a relative basis. More recently supply chain shortages kept the company from selling more Netscaler boxes, plus the company was overly optimistic regarding renewal rates for some of its limited-use short-term contracts signed at the beginning of COVID-19. The CEO said that Citrix’s transition to a subscription model is complete, which we believe should provide more consistency in results going forward. We remain attracted to the company’s strong positioning in an environment that will likely value more flexible work solutions in the future.
NewMarket underperformed following a weak earnings report driven by rising oil and base oil prices combined with growing concerns over the ramp of hybrid and electric vehicles. NewMarket’s margins tend to suffer in periods of rising base oil prices until they roll over and the company can capture the lag in spreads. We remain attracted to the company’s high returns on capital and its positioning in the consolidated market for fuel additives and lubricants.
Nestle was up during the period, but underperformed the market as investors sought more economic exposure. We continue to have conviction in Nestle as it works towards its transformational goals. Management has been prudent allocators of capital and is divesting weaker performing businesses to redeploy funds into high-growth areas. Additionally, Nestle continues to return capital to shareholders via a healthy dividend and a large share buyback plan.
There was an overhang on Verizon stock in the first quarter of 2021 as investors awaited C-Band auction results. Verizon ultimately announced an all-in $53B purchase for the highest quality C-Band spectrum at auction, plus clearing costs. This was well above expectations. In March, Verizon hosted an Investor Day and explained that this spectrum should allow them to extend its lead in wireless. The company primarily plans to monetize the spectrum via higher priced consumer plans and new 5G-enabled business solutions.
During the 12-month period, new positions included Johnson & Johnson (Health Care sector), Church & Dwight Inc. (Consumer Staples sector), Facebook Inc. (Communication Services sector), and Old Dominion Freight Line Inc. (Industrials sector). Completed sales included Chevron Corp. (Energy sector), Dollar Tree Inc. (Consumer Staples sector), Fox Corp. (Communication Services sector), and Wells Fargo & Co. (Financials sector).
Outlook
Looking ahead, we maintain a positive view on the U.S. economy and anticipate strong real GDP growth in 2021. Over half of the U.S. population has been vaccinated for COVID-19 and most of the U.S. economy has re-opened. We believe consumer spending will continue to rise as the labor market improves. Separately, the manufacturing and services segments of the economy are firmly in expansionary territory. Fiscal stimulus should continue to help in the near term and the Fed will likely remain accommodative until its goals of stable pricing and maximum employment are met. Despite the positives, we recognize that risks remain. Relatively high unemployment/underemployment levels could dampen consumer spending as the benefits of fiscal stimulus wind down. Separately, strong economic growth could spark inflation and rising interest rates. Longer term, we remain optimistic about the prospects for the U.S. economy and think real GDP growth will be in the 2-3% range beyond 2021.
In terms of the equity market, we recognize valuations are on the rich side, while interest rates will likely remain low versus history. At current valuations along with various short term risks to the economic outlook, we anticipate greater volatility in stock prices and possibly more muted returns in the near term. Longer term, we continue to believe that quality attributes and solid company fundamentals position the Fund for the long term. We believe the companies in the Fund generate higher returns on capital with stronger balance sheets at reasonable valuations relative to the broader market.

Management's Discussion of Fund Performance (Unaudited) (Continued)
We believe the Fund provides the opportunity to own a group of competitively advantaged businesses (judged by return on capital), with strong balance sheets (lower net debt/earnings before interest, taxes, depreciation and amortization (EBITDA)), at valuations slightly less than the broader market. Finally, we believe in the quality of the Fund’s holdings for the next few years and believe it is positioned well.
1Beta is a measure of the volatility of a portfolio relative to its benchmark
Dividend paying investments may not experience the same price appreciation as non-dividend paying instruments, dividend-issuing companies may choose not to pay a dividend or the dividend may be less than what is anticipated.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large Cap Fund - Class A* and the Russell 1000® Index
Average Annual Total Returns**
Touchstone Large Cap Fund	1 Year	5 Years	Since Inception*
Class A	31.12%	11.97%	9.29%
Class C	36.06%	12.46%	9.42%
Class Y	38.39%	13.59%	10.49%
Institutional Class	38.59%	13.72%	10.61%
Russell 1000® Index	43.07%	17.99%	14.14%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of the Fund was July 9, 2014. The returns of the index listed above are based on the inception date of the Fund.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Large Company Growth Fund
Sub-Advised by DSM Capital Partners LLC
Investment Philosophy
The Touchstone Large Company Growth Fund (the “Fund”) seeks long-term capital appreciation by primarily investing in U.S. equity securities of large capitalization companies believed to offer the best opportunity for reliable growth at attractive stock valuations. The Fund utilizes a bottom-up idea-driven growth style with a distinct valuation discipline. It seeks to identify companies which are believed to exhibit certain quality characteristics, including: predictable growth, solid fundamentals, attractive profitability and successful management.
Fund Performance
The Touchstone Large Company Growth Fund (A Class shares) underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period ended June 30, 2021. The Fund’s total return was 37.33% (calculated excluding the maximum sales charge), while the total return of the benchmark was 42.50%.
Market Environment
The rebound in Value stocks that began in September of 2020 appears to have at least paused and possibly ended in March of this year. The Value rebound was not surprising considering its severe underperformance earlier in 2020, and many previous years of lagging the Growth indices. COVID-19 had a particularly negative effect on the earnings of many “Value” companies. We believed that as the impact of the virus recedes, “Value” companies would return to their pre-COVID levels. That said, we believe that after the potential of an economic recovery is largely factored into the intermediate and long-term earnings and prices of “Value” companies, the outlook for these businesses will remain subdued. This is a direct result of the digital/internet/microprocessor world we live in today. Technology creates productivity, which in turn generates constant pricing pressure across all industries, resulting in low inflation. During the decade or more leading up to the COVID-19 pandemic, the global economy was characterized by slow growth, low inflation, and low interest rates, which was an inhospitable environment for Value stocks. As the world normalizes post-pandemic, we think a similar economic environment to gradually re-occur.
Portfolio Review
During the 12-month period the Fund’s underperformance versus the benchmark was primarily due to stock selection in the Consumer Discretionary sector. The Fund’s selection within the Information Technology sector and overweight of Communication Services sector versus the benchmark benefited performance in the period.
The holdings, which contributed most to the Fund’s performance during the period included Alphabet Inc. (Information Technology sector), PayPal Holdings, Inc. (Financial sector), Microsoft Corp. (Information Technology sector), EPAM Systems, Inc. (Information Technology sector) and Adobe Inc. (Information Technology).
The weakest contributors to the Fund’s performance during the period included Neurocrine Biosciences, Inc. (HealthCare sector, Becton Dickinson, and Company (HealthCare sector), Elanco Animal Health Inc. (HealthCare sector), United Parcel Service, Inc. (Industrials sector) and GoDaddy Inc. (Information Technology).
Digital companies that utilize the internet to provide their services are well positioned to serve both business and consumer customers in a very broad range of industries, often globally. We believe the mix of such businesses in the portfolio provides diversified economic and end market/customer exposure. Importantly digital/internet-based businesses largely executed well during the COVID-19 induced recessionary period. Furthermore, the trends towards work/shop-from-home caused by the pandemic accelerated the adoption of internet technologies benefitting many of the Fund’s holdings.
There were no meaningful changes made to the Fund’s positioning during the 12-month period. The majority of the Fund’s portfolio was invested in the Communication Services, Consumer Discretionary, Health Care, and Information Technology sectors.
Outlook
The global economy has experienced a significant rebound over the past nine months, albeit unevenly, driven by the rollout of the COVID-19 vaccines. However, in many countries coronavirus trends remain problematic, particularly in emerging markets. The accelerating transmission of the Delta variant is worrisome and is leading to additional lockdowns throughout the world, potentially placing the global economic recovery in jeopardy. This variant is also calling into doubt the effectiveness of the vaccines, creating significant concerns. At this time, we think the world economy will continue to improve, but the Delta variant does create an additional hurdle to overcome.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Historically, bear markets are extremely difficult to forecast.
Today, many “bears” believe the next bear market will be caused by inflation. If the current supply chain inflation and labor shortages evolve into a sustained rise in inflation to levels exceeding 3%, central banks could begin to raise rates significantly, perhaps leading to a decline in most asset classes including public equities.
We believe the Fund is positioned well given its reasonable valuation, substantial revenue and earnings growth, the low interest rate environment, and the likely improvement in the global economy. Our investment approach is built on the simple concept that “Earnings Win”. We believe that over time, businesses appreciate in value as their earnings grow. The Fund’s portfolio companies’ earnings grew largely as expected before the pandemic, remained solid (albeit a bit less than expected) during the pandemic and we believe will continue to grow.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large Company Growth Fund - Class A*, the Russell 1000® Growth Index and the S&P 500® Index
Average Annual Total Returns**
Touchstone Large Company Growth Fund	1 Year	5 Years	10 Years
Class A*	30.46%	20.99%	15.83%
Class C*	35.28%	21.52%	15.65%
Class Y*	37.64%	22.73%	16.80%
Institutional Class	37.80%	22.86%	16.87%
Russell 1000® Growth Index	42.50%	23.66%	17.87%
S&P 500® Index	40.79%	17.65%	14.84%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares and Class Y shares was August 15, 2016. Class A shares, Class C shares and Class Y shares performance information was calculated using the historical performance of Institutional Class shares for periods prior to August 15, 2016. The returns have been restated for sales loads and fees applicable to Class A, Class C and Class Y shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.
S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Ohio Tax-Free Bond Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Ohio Tax-Free Bond Fund (the “Fund”) seeks the highest level of interest income exempt from federal income and Ohio personal income tax, consistent with the protection of capital. It invests primarily in high-quality, long-term Ohio Municipal obligations.
Fund Performance
The Touchstone Ohio Tax-Free Bond Fund (Class A Shares) underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, for the 12-month period ended June 30, 2021. The Fund’s total return was 2.90% (calculated excluding the maximum sales charge) while the total return of the benchmark was 4.17%.
Market Environment
The economy showed steady improvement over the fiscal year period as vaccine distribution expanded and the economy gradually reopened. Employment showed a strong recovery as well adding 15.6 million jobs over the period, though this fell short of the 22.3 million lost at the outset of the COVID-19 pandemic. Inflation spiked more recently to levels well above the U.S. Federal Reserve Board’s (Fed) 2% target. While some increase in inflation was expected due to lower base effects resulting from last year’s price declines, the recent spike in some commodities and other goods and services in high demand have sent prices well above expectations. Indeed, inflation increased sharply during the last quarter of the Fund’s fiscal year to over 5% year-over-year as measured by the Consumer Price Index. The Fed believes that the spike in inflation is transitory and will fade as supply bottlenecks caused by pent up demand and other factors subside. Following the improved economic conditions, interest rates increased over the fiscal year period. Another result was a steeper yield curve. Interest rates peaked in March, with the 10-year U.S. Treasury at 1.75%, and yields began a steady decline from there with the yield curve flattening and the 10-year U.S. Treasury closing the fiscal year at 1.47%. For the full period longer-term U.S. Treasury yields rose by an average of 0.75% while short-term U.S. Treasury yields, which track more closely to Fed policy, declined slightly as the Fed maintained its fed funds target in a range of 0-0.25%.
Following a volatile period at the beginning of the COVID-19 pandemic, the municipal market bucked the broader trend in U.S. Treasury yields and began a steady decline as the fiscal year progressed. This occurred as robust investor demand was met with somewhat limited new issue supply in the tax-exempt market. Changes that took affect with the Tax Cuts and Jobs Act in 2018 limited the ability of a municipality to refinance outstanding debt using tax exempt debt issuance. The absolute low level of interest rates in the latter half of 2020, made it economically feasible for municipalities to refinance outstanding bonds by issuing taxable bonds to achieve the refinancing and cost savings. Therefore, while municipal issuance was abundant, as much as 30% of the new issue supply was taxable, which limited options for traditional tax-free investors. While U.S. Treasury yields increased during the fiscal year, yields on municipal bonds declined marginally due to strong investor demand. This helped municipals to outperform other investment grade fixed income sectors by a significant margin.
Portfolio Review
The primary reason for the Fund’s underperformance was the shorter duration of the Fund’s portfolio compared to the broader market. In managing the Fund, our strategy emphasizes high quality bonds that mature in the 20-year maturity range. We think this part of the yield curve provides a good combination of tax-exempt yield and total return while minimizing the volatility typically associated with longer maturities. This strategy typically results in a shorter duration for the Fund’s portfolio, which worked particularly well over the prior fiscal year period when the market experienced extreme volatility at the beginning of the COVID-19 pandemic. However, during the current fiscal year period, when municipal bonds significantly outperformed the broader fixed income markets, long duration and lower rated credits performed best as the municipal curve flattened and credit spreads in the municipal market tightened significantly. During this period, higher quality bonds held by the Fund underperformed the broader market, which had a negative impact on Fund performance.
No significant changes were made to the portfolio during the fiscal year period. The Fund maintained an overweight position in education, which aided performance as this sector outperformed the broader market. Fund performance was also hampered by its minimal holdings within Transportation given the limited opportunity to invest in the sector within the Ohio market. This had a negative impact as Transportation makes up over 10% of the index and this segment outperformed the overall benchmark.
Outlook
The macro environment remains quite good and continues to improve. The distribution of vaccines has allowed the economy to more fully reopen while the federal stimulus packages along with a new infrastructure package will provide additional support.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Consumers and businesses both have pent up demand, which is fueling growth in many sectors of the economy. Economic growth has contributed positively to tax collections, which have surprised to the upside and helped municipalities to close budget gaps. In addition, the most recent stimulus plan (The American Jobs Plan) provides $500 billion of payments to states and local municipalities, as well as specific sectors more severely impacted by COVID-19 including health care, transportation and education. This will further bolster credit fundamentals in the sector and ultimately lead to tighter credit spreads over time. The strong performance of the sector year-to-date has left municipal valuations at historically rich levels compared to U.S. Treasuries and when combined with the recent decline in interest rates it makes this a less desirable time to invest within the sector. The current economic environment along with rising inflation should lead to higher interest rates as the year progresses. In a rising rate environment, we believe the Fund is positioned well.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Ohio Tax-Free Bond Fund - Class A* and the Bloomberg Barclays Municipal Bond Index
Average Annual Total Returns**
Touchstone Ohio Tax-Free Bond Fund	1 Year	5 Years	10 Years
Class A	-0.47%	1.55%	3.15%
Class C	1.13%	1.78%	3.04%
Class Y*	3.07%	2.80%	3.79%
Institutional Class*	3.20%	2.84%	3.80%
Bloomberg Barclays Municipal Bond Index	4.17%	3.25%	4.28%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the difference in sales loads and fees paid by shareholders in the different classes. The inception date of Class Y shares and Institutional Class shares was August 30, 2016. Class Y shares and Institutional Class shares performance information was calculated using the historical performance of Class A shares for the periods prior to August 30, 2016. The returns have been restated for sales loads and fees applicable to Class Y shares and Institutional Class shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Bloomberg Barclays Municipal Bond Index is a widely recognized unmanaged index of municipal bonds with maturities of at least one year.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Small Company Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Small Company Fund (the “Fund”) seeks to provide investors with growth of capital by investing primarily in common stocks of small companies that the sub-advisor believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.
Fund Performance
The Touchstone Small Company Fund (Class A Shares) outperformed its benchmark, the Russell 2000® Index for the 12-month period ended June 30, 2021. The Fund’s total return was 64.45% (calculated excluding the maximum sales charge) while the total return of the benchmark was 62.03%.
Market Environment
Small cap equities posted strong gains for the year ended June 30, 2021. The unprecedented fiscal and monetary stimulus in response to the COVID-19 pandemic supported the economy through a phased re-opening of economic activity. Furthermore, developments on the political front with the election of President Biden and Democratic sweep of Congress were well received by equity markets in anticipation of and delivery of the American Rescue plan. Additionally, the FDA authorization for emergency use for COVID-19 vaccines we believe drove material market appreciation on hopes for a return to a pre-COVID-19 pandemic way of life. Over the last twelve months, the business cycle has experienced a robust V-shaped recovery. In fact, small cap corporate earnings for 2021, back on June 30, 2020, were expected to decline 16% from 2019 peak levels. Today, small cap corporate earnings are expected to increase 29% in 2021 compared to 2019.
From a sector perspective, Energy, Consumer Discretionary, Communication Services, Materials, and Industrials outperformed the overall small cap market. In typical fashion, cyclicals outperformed coming out of the bottom of the business cycle and early stages of recovery. The Utilities, Health Care, Real Estate, Financials, Information Technology, and Consumer Staples sectors underperformed the overall small cap market. Also in typical fashion, defensive, yield, and secular growth underperformed during the early cycle.
Portfolio Review
Among the Fund’s top performing sectors were Health Care, Financials, and Information Technology. Stock selection benefitted performance in all three sectors, while an underweight allocation within the Utilities and Financials sectors was also a contributor. Among the Fund’s bottom performing sectors were Communication Services, Consumer Discretionary, and Real Estate due to negative stock selection and an underweight to Energy, the benchmark’s best performing sector.
Among the Fund’s top five performing stocks were American Eagle Outfitters Inc. (Consumer Discretionary sector), a multi-brand specialty apparel retailer; Vericel Corp. (Health Care sector), a developer of cellular therapies that repair knee tissue and treat burns; Quanta Services Inc (Industrials sector), a provider of specialty engineering services offering infrastructure solutions to the electric power, oil and gas, and communication industries; Evercore Inc. (Financials sector), an independent investment banking advisory company; and ONTO Innovation Inc. (Information Technology sector), a developer of process control systems for the global semiconductor market. For American Eagle, our original thesis when purchased in the second quarter of 2020 was two-fold: 1) the core American Eagle brand’s financial strength and competitive position would weather the pandemic and lead to future share gains and 2) the Aerie brand was one of the most impressive growth stories in specialty retailing, a $1 billion brand with the potential to compound sales growth at 20% over the next several years. The thesis has played out well, so well in fact that the company outlined three-year sales and profit targets in January, which it now expects to achieve in 2021. The Fund continued to hold the position, but we have taken some profits and reduced it from a top 10 position to a core holding this quarter.
Among the Fund’s bottom performers were Corporate Office Properties Trust (Real Estate sector), a real estate investment trust focused on defense, government contractors, and data center properties; Strategic Education Inc. (Consumer Discretionary sector), an education services holding company; Frontdoor Inc. (Consumer Discretionary sector), a provider of home services plans for repair and maintenance; Haemonetics Corp. (Health Care sector), a provider of hematology products and solutions; and Addus HomeCare Corp. (Health Care sector), a provider of in-person personal care and hospice services. Haemonetics, a market leader in hematology products and solutions, declined as one of its largest customers in the plasma collection market decided to switch to an internally developed plasma collection system. We exited the Fund’s position given the significant level of uncertainty on future earnings power for the business.

Management's Discussion of Fund Performance (Unaudited) (Continued)
At the end of the period, the Fund held overweight positions to the following sectors: Information Technology, Consumer Discretionary, and Industrials. The Fund portfolio held underweight positions to Financials, Energy, Materials, Utilities, Consumer Staples, Health Care, Real Estate and Communication Services.
Outlook
We believe the average U.S. household has never been in stronger financial shape, which is driving a robust economic expansion and surge in corporate profits. To a certain extent, some 2021 profits would have fallen in 2020, but the pandemic shut downs pushed out spending to 2021, with federal stimulus payments adding fuel to the 2021 spending fire. As we move out of the V-shaped business cycle upturn and pent-up demand plays out, we believe that the quality and strength of business models and sustainable earnings growth will be the primary driver of small cap equity performance.
Overall, we remain focused on executing our fundamental stock selection and portfolio management process. We believe that stocks experience a four stage investment cycle and our research process is focused on the dynamics that apply to each stage of the investment cycle. We believe success is driven by the ability to successfully identify a stock’s current stage and the potential for it to transition to a different stage of its investment cycle.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Company Fund - Class A* and the Russell 2000® Index
Average Annual Total Returns**
Touchstone Small Company Fund	1 Year	5 Years	10 Years
Class A	56.36%	14.62%	11.40%
Class C	61.65%	14.89%	11.33%
Class Y	64.61%	16.11%	12.33%
Class R6*	65.08%	16.28%	12.29%
Institutional Class*	64.75%	16.09%	12.29%
Russell 2000® Index	62.03%	16.47%	12.34%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Institutional Class shares and Class R6 shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares and Class R6 shares was October 30, 2017 and December 23, 2014, respectively. Institutional Class shares and Class R6 shares performance was calculated using the historical performance of Class A shares for the periods prior to October 30, 2017 and December 23, 2014, respectively. The returns have been restated for sales loads and fees applicable to Institutional Class and Class R6 shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Institutional Class shares and Class R6 shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Value Fund
Sub-Advised by Barrow, Hanley, Mewhinney & Strauss, LLC
Investment Philosophy
The Touchstone Value Fund (the “Fund”) seeks long-term growth by primarily investing in equity securities of large- and mid-cap companies believed to be undervalued. The Fund uses traditional methods of stock selection — research and analysis — to identify companies that have price-to-earnings and price-to-book ratios below the market, that also have above-average dividend yields, and that focus on companies that are out of favor due to internal or external challenges judged to be short-term in nature. Stock selection is driven by fundamental analysis on individual companies rather than by broad market themes.
Fund Performance
The Touchstone Value Fund (Class A Shares) outperformed its benchmark, the Russell 1000® Value Index, for the 12-month period ended June 30, 2021. The Fund’s total return was 47.49% (calculated excluding the maximum sales charge), while the total return of the benchmark was 43.68% the same period.
Market Environment
Equity markets both in the U.S. and around the globe climbed higher as companies and consumers, awash in liquidity both borrowed and gifted by the U.S. federal government, enjoyed the fruits of the continual reopening of the country. Most domestic stock markets hit new highs in the past quarter on the back of the largest monetary and fiscal stimulus experiment in history.
As masks were shed beach-side, pool-side and, most importantly, inside at restaurants, hotels, shopping malls and movie theaters, consumers’ willingness to spend was apparent throughout the economy. Flush with additional stimulus dollars, consumers spent more than the previous year and even more than they did during the same period in 2019. The surge in spending pushed up prices and availability for everything from homes to vehicles to now crowded flights bound for once nearly empty hotels. Companies struggled to meet demand for goods and services, hamstrung not only by scarce raw materials and parts sourced globally, but also by the difficulty of finding willing and able employees. Despite these difficulties, earnings growth surprised significantly to the upside in nearly every industry during the quarter, pushing stocks higher. Broadly speaking, large cap stocks in the U.S. led the way during the second quarter, followed by developed markets. Emerging markets were mostly positive in dollar terms, held back by the fight against COVID-19 given the lag in both the infection rate and their ability to find, and fund, vaccinations.
Within the U.S., value stocks continued their multi-quarter run relative to growth stocks through early May. But the rise hit a speed-bump just as many investors shifted from value stocks. The bounce-back in growth stocks was largely driven by the fear of a faster than expected slowdown in the economy, despite the fact that the feared slowdown would be due to the lack of supply of both goods and labor, rather than a lack of demand. Also, ignoring the trillions of dollars injected into the economy over the past year, some investors felt that the higher inflation data points were mostly “transitory” in nature and that inflation had peaked. The bond market agreed, and the 10-year Treasury yield fell 50 basis points to around 1.40%, paving the way for investors to justify the still extreme valuations of the most popular tech and internet related stocks that led the last great bull-market to all-time highs in valuations.
The debate around the mix of transient or sustained inflation sources continues to create confusion among both economists and investors. The multiple rounds of fiscal stimulus and excess savings should provide a powerful tailwind of consumer purchasing power and U.S. households are likely ready and willing to spend their excess savings as the economy continues to fully reopen. A trip to a convenience store reveals that even the simplest of goods, snack foods, for example, will have one or two brands that are out of stock. Clearly, demand is rebounding more quickly than providers can produce the necessary quantity of goods. If something as rudimentary as snack foods are in short supply, then it is likely that the shortfalls in complex microchips and technical devices will take more time to correct. Furthermore, employment and spending on the services side of the economy, which make up the largest portion of overall consumer spending, fell more drastically than other areas. As the recovery in the share of spending on services from ultra-low levels (the lowest since the financial crisis) reaches normalcy, service-oriented industries will drive the bulk of economic growth and inflation in the months and quarters ahead. Importantly, employment in the most COVID-impacted services, including areas like leisure and hospitality, remains 20% below its January 2020 level. The “transitory” sources of inflation will likely become much more protracted as labor, rather than raw materials, proves to be the primary disruption in the supply chain.
Portfolio Review
The Fund benefited from stock selection in the Information Technology sector as well as underweight positions and stock selection in the Consumer Staples and Health Care sectors. Selection in Energy, Financials, and Consumer Discretionary sectors were the largest detractors from performance.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Among the top contributors to the Fund’s relative performance were Deere & Co. (Industrials sector), Aramark (Consumer Discretionary sector), and Goldman Sachs Group, Inc. (Financials sector). Deere & Co fundamentals continue to improve and exceed expectations. One of the largest agriculture, construction, forestry and lawn equipment manufacturers, was a strong performer in quarter as the company raised fiscal year 21 net income guidance by 26%. Margins exceeded expectations due to a mix shift toward more profitable precision agriculture equipment, and structural cost cuts as Deere focuses on the products and geographies where it has strong competitive advantages. Deere has a strong lead in precision agriculture, which we believe will drive a significant increase in profitability over the coming years. We continue to believe that replacing an aged fleet and roll-out of tech-driven precision agriculture products will underpin double digit earnings growth in the future. Aramark is a stable, growing, rationally competitive and highly diversified business that has performed well in recent years but was impacted by the closure of businesses and events during the pandemic. The company sees an opportunity to accelerate growth in the U.S. contract catering business while continuing to expand margins and generate significant free cash flow, all of which we believe should drive value well in excess of the current share price in coming years. As businesses have re-opened and events have returned, Aramark’s business has rebounded sharply to pre-COVID levels of revenue. Founded in 1869, Goldman Sachs is a full-service global investment bank operating four main business segments: Global Markets, Investment Banking, Asset Management, and Consumer & Wealth Management. New leadership at Goldman Sachs is transitioning the company to a more recurring revenue and capital light business model. Goldman Sachs will remain levered to capital markets; however, it is making more loans and collecting deposits as well as building out wealth management capabilities. In addition, the most transformational and return on equity (ROE) accretive initiative underway includes shifting on-balance sheet private equity investments to an alternative fee-based model.
Among the top detractors to the Fund’s relative performance were Phillips 66 (Energy sector) and Willis Towers Watson (Financials sector). Phillips 66 is a well-diversified downstream company that will benefit from the long-term demand for petrochemicals and refined products. In petrochemicals, chemical margins almost doubled as demand for chemicals, especially for consumer end products, accelerated in the fourth quarter of 2020. Willis Towers Watson underperformance can be attributed to two factors: 1) shorter-term investors selling the insurance brokers and rotating into the property & casualty underwriters as the underwriters have more earnings leverage to a positive pricing cycle and 2) concerns around the timing of regulatory approval of the AON/Willis Towers Watson merger. We view both concerns as short-term in nature, and while the regulatory approval process for the merger is uncertain, we believe that cost synergies are below similar insurance brokerage transactions. We are still constructive on Willis Towers Watson as we think its insurance brokerage business is a great business, as it is capital light and produces higher ROE’s and strong free cash generation, making the stock an attractive 14.5x earnings. In addition, we view the potential merger of AON (not a Fund holding)/Willis Towers Watson as a positive.
During the pandemic sell-off, our decisions to purchase additional shares of some of the hardest hit companies in which we had confidence in both our thesis, as well as their potential upside reward, paid off in a meaningful way. We continue to add to positions evaluating the risk-reward potential. More recently, we have added to positions in the Real Estate sector, as well as select Financials stocks.
Outlook
We think the market continues to over-react to short-term, less investable information like “transitory inflation” and under-react to the most critical factors that will influence returns over the next several years. One of the essential factors we remain focused on is the massive earnings growth potential of many neglected areas of the market and the substantially discounted valuations of these companies. Additionally, we continue to focus on companies that pay shareholders a reasonable and growing portion of their profits in the form of dividends.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Value Fund - Class A * and the Russell 1000® Value Index
Average Annual Total Returns**
Touchstone Value Fund	1 Year	5 Years	10 Years
Class A	40.09%	11.20%	10.75%
Class C*	45.40%	11.70%	10.86%
Class Y	47.93%	12.83%	11.72%
Institutional Class	48.12%	12.99%	11.86%
Russell 1000® Value Index	43.68%	11.87%	11.61%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class C shares was April 12, 2012. Class C shares performance was calculated using the historical performance of Class Y shares for the periods prior to April 12, 2012. The returns have been restated for sales loads and fees applicable to Class C shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Russell 1000® Value Index measures those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Tabular Presentation of Portfolio of Investments (Unaudited)
June 30, 2021
The tables below provide each Fund’s geographic allocation, sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.
Touchstone Balanced Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	53.9%
AA/Aa	7.4
A/A	10.3
BBB/Baa	26.4
BB/Ba	0.7
Not Rated	1.3
Total	100.0%
Sector Allocation**(% of Net Assets)
Common Stocks
Information Technology	16.8%
Communication Services	10.4
Health Care	8.1
Consumer Discretionary	7.6
Financials	7.5
Industrials	6.2
Consumer Staples	2.7
Real Estate	1.3
Energy	1.0
Materials	0.9
Fixed Income Securities	33.7
Exchange-Traded Fund	1.7
Short-Term Investment Funds	2.0
Other Assets/Liabilities (Net)	0.1
Total	100.0%
Touchstone International Equity Fund

Geographic Allocation(% of Net Assets)
Common Stocks
Switzerland	14.3%
United Kingdom	13.7
France	10.7
Germany	10.3
Japan	8.9
Mexico	4.7
China	4.7
India	4.6
Canada	4.1
South Korea	3.5
Hong Kong	3.0
Greece	2.8
Spain	2.3
Brazil	2.3
United States	2.1
Norway	1.6
Tanzania	1.5
Short-Term Investment Fund	4.7
Other Assets/Liabilities (Net)	0.2
Total	100.0%

* Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolio of Investments (Unaudited) (Continued)
Touchstone International Growth Fund

Geographic Allocation(% of Net Assets)
Common Stocks
China	30.7%
France	11.0
United Kingdom	9.6
United States	6.0
Switzerland	5.9
India	5.5
Canada	5.3
Italy	3.7
Israel	3.6
Japan	3.6
Germany	3.5
Sweden	3.1
Spain	2.0
Singapore	2.0
Hong Kong	1.8
Denmark	1.0
Thailand	1.0
Short-Term Investment Funds	2.4
Other Assets/Liabilities (Net)	(1.7)
Total	100.0%
Touchstone Large Cap Focused Fund

Sector Allocation*(% of Net Assets)
Information Technology	25.2%
Communication Services	19.1
Consumer Discretionary	12.1
Financials	11.9
Health Care	10.7
Industrials	8.0
Consumer Staples	3.5
Real Estate	2.3
Energy	2.0
Materials	1.4
Exchange-Traded Fund	0.6
Short-Term Investment Fund	3.0
Other Assets/Liabilities (Net)	0.2
Total	100.0%
Touchstone Large Cap Fund

Sector Allocation*(% of Net Assets)
Information Technology	18.1%
Financials	17.2
Consumer Discretionary	13.0
Communication Services	11.8
Consumer Staples	10.2
Industrials	9.8
Materials	8.7
Health Care	6.1
Real Estate	3.7
Short-Term Investment Fund	1.2
Other Assets/Liabilities (Net)	0.2
Total	100.0%
Touchstone Large Company Growth Fund

Sector Allocation*(% of Net Assets)
Information Technology	47.9%
Communication Services	22.5
Consumer Discretionary	14.7
Health Care	7.5
Financials	2.0
Consumer Staples	1.9
Industrials	1.6
Short-Term Investment Funds	3.0
Other Assets/Liabilities (Net)	(1.1)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolio of Investments (Unaudited) (Continued)
Touchstone Ohio Tax-Free Bond Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	8.7%
AA/Aa	66.3
A/A	18.2
BBB/Baa	5.5
Cash Equivalents	1.3
Total	100.0%
Portfolio Allocation(% of Net Assets)
Fixed Rate Revenue Bonds	58.6%
Pre-refunded/Escrowed to Maturity	20.0
General Obligation Bonds	18.9
Variable Rate Demand Notes	2.0
Other Assets/Liabilities (Net)	0.5
Total	100.0%
Touchstone Small Company Fund

Sector Allocation**(% of Net Assets)
Information Technology	21.3%
Health Care	19.4
Industrials	17.3
Consumer Discretionary	16.7
Financials	10.3
Real Estate	6.0
Communication Services	3.7
Consumer Staples	1.1
Materials	1.1
Short-Term Investment Funds	3.3
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%
Touchstone Value Fund

Sector Allocation**(% of Net Assets)
Financials	20.1%
Industrials	17.1
Consumer Discretionary	14.8
Health Care	12.0
Energy	8.1
Information Technology	7.4
Communication Services	5.6
Materials	5.5
Consumer Staples	2.4
Real Estate	2.2
Utilities	1.5
Short-Term Investment Fund	2.8
Other Assets/Liabilities (Net)	0.5
Total	100.0%

* Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments
Touchstone Balanced Fund – June 30, 2021
Shares		Market Value
	Common Stocks — 62.5%
	Information Technology — 16.8%
11,242	Accenture PLC - Class A	$ 3,314,029
171,966	Apple, Inc.	23,552,463
30,494	International Business Machines Corp.	4,470,116
89,192	Microsoft Corp.	24,162,113
82,126	Oracle Corp.	6,392,688
35,222	salesforce.com, Inc.*	8,603,678
54,741	SS&C Technologies Holdings, Inc.	3,944,636
60,000	Texas Instruments, Inc.	11,538,000
31,190	Visa, Inc. - Class A	7,292,846
20,389	Workday, Inc. - Class A*	4,867,670
		98,138,239
	Communication Services — 10.4%
8,205	Alphabet, Inc. - Class C*	20,564,356
28,740	AT&T, Inc.	827,137
120,000	Comcast Corp. - Class A	6,842,400
58,621	Facebook, Inc. - Class A*	20,383,108
66,476	Fox Corp. - Class A	2,468,254
10,412	Netflix, Inc.*	5,499,722
22,743	Walt Disney Co. (The)*	3,997,537
		60,582,514
	Health Care — 8.1%
5,751	Alcon, Inc. (Switzerland)	404,065
35,863	AmerisourceBergen Corp.	4,105,955
13,000	Becton Dickinson & Co.	3,161,470
101,090	Bristol-Myers Squibb Co.	6,754,834
10,000	CVS Health Corp.	834,400
43,170	HCA Healthcare, Inc.	8,924,966
55,966	Johnson & Johnson	9,219,839
31,591	Merck & Co., Inc.	2,456,832
3,159	Organon & Co.*	95,591
10,047	Stryker Corp.	2,609,507
22,363	UnitedHealth Group, Inc.	8,955,040
		47,522,499
	Consumer Discretionary — 7.6%
24,090	Alibaba Group Holding Ltd. (China) ADR*	5,463,130
5,324	Amazon.com, Inc.*	18,315,412
58,893	Hilton Worldwide Holdings, Inc.*	7,103,674
59,307	JD.com, Inc. (China) ADR*	4,733,292
34,936	Starbucks Corp.	3,906,194
146,188	Trip.com Group Ltd. (China) ADR*	5,183,826
		44,705,528
	Financials — 7.5%
20,384	American Express Co.	3,368,048
46,875	Berkshire Hathaway, Inc. - Class B*	13,027,500
10,160	CME Group, Inc.	2,160,829
34,762	Goldman Sachs Group, Inc. (The)	13,193,222
39,000	JPMorgan Chase & Co.	6,066,060
25,618	Signature Bank	6,293,062
		44,108,721
	Industrials — 6.2%
10,646	Boeing Co. (The)*	2,550,356
16,080	Deere & Co.	5,671,577
8,072	FedEx Corp.	2,408,120
26,682	Honeywell International, Inc.	5,852,696
35,488	Hubbell, Inc.	6,630,578
14,919	Parker-Hannifin Corp.	4,581,774
103,849	Raytheon Technologies Corp.	8,859,358
		36,554,459
Shares		Market Value

	Consumer Staples — 2.7%
67,133	Monster Beverage Corp.*	$ 6,132,600
8,485	PepsiCo, Inc.	1,257,223
64,848	Philip Morris International, Inc.	6,427,085
12,856	Procter & Gamble Co. (The)	1,734,660
		15,551,568
	Real Estate — 1.3%
40,029	Jones Lang LaSalle, Inc.*	7,824,068
	Energy — 1.0%
20,000	Chevron Corp.	2,094,800
38,000	Exxon Mobil Corp.	2,397,040
37,700	Schlumberger NV	1,206,777
		5,698,617
	Materials — 0.9%
67,991	DuPont de Nemours, Inc.	5,263,183
	Total Common Stocks	$365,949,396
Principal Amount
	U.S. Treasury Obligations — 14.6%
$14,500,000	U.S. Treasury Bond, 1.875%, 2/15/41	14,210,000
1,910,000	U.S. Treasury Bond, 1.875%, 2/15/51	1,824,647
11,945,000	U.S. Treasury Note, 0.125%, 4/30/23	11,922,137
3,565,000	U.S. Treasury Note, 0.250%, 10/31/25	3,486,876
8,630,000	U.S. Treasury Note, 0.375%, 3/31/22	8,648,204
13,140,000	U.S. Treasury Note, 0.750%, 3/31/26	13,087,132
4,200,000	U.S. Treasury Note, 0.750%, 5/31/26	4,178,016
8,770,000	U.S. Treasury Note, 1.125%, 2/28/22	8,831,664
8,790,000	U.S. Treasury Note, 1.500%, 9/30/21	8,821,572
1,225,000	U.S. Treasury Note, 1.500%, 10/31/24	1,264,190
2,820,000	U.S. Treasury Note, 1.500%, 11/30/24	2,910,108
5,967,000	U.S. Treasury Note, 1.625%, 5/15/31	6,065,828
	Total U.S. Treasury Obligations	$85,250,374
	Corporate Bonds — 11.9%
	Financials — 3.2%
636,000	Allstate Corp. (The), 1.450%, 12/15/30	606,676
1,334,421	American Financial Group, Inc., 5.250%, 4/2/30	1,636,819
552,000	Ares Capital Corp., 3.250%, 7/15/25	580,945
322,000	Bank of America Corp., 2.687%, 4/22/32	331,657
507,000	Bank of America Corp., 3.705%, 4/24/28	560,915
764,000	Bank of America Corp., MTN, 4.000%, 1/22/25	838,645
557,000	Bank of Montreal (Canada), 3.803%, 12/15/32	614,658
350,000	Berkshire Hathaway Finance Corp., 4.250%, 1/15/49	435,103
888,000	Charles Schwab Corp. (The), 1.150%, 5/13/26	888,658
547,000	Citigroup, Inc., 0.981%, 5/1/25	548,519
471,000	Citigroup, Inc., 3.200%, 10/21/26	510,446
281,000	Citigroup, Inc., 4.750%, 5/18/46	357,711
576,000	Cooperatieve Rabobank UA (Netherlands), 144a, 1.106%, 2/24/27	568,160
742,000	Corestates Capital III, 144a, (3M LIBOR +0.570%), 0.726%, 2/15/27(A)	721,345
536,000	Goldman Sachs Group, Inc. (The), 2.615%, 4/22/32	548,199
454,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	501,523
478,000	HSBC Holdings PLC (United Kingdom), 3.900%, 5/25/26	531,828
791,000	Huntington Bancshares, Inc., 2.550%, 2/4/30	824,052
590,000	JPMorgan Chase & Co., 2.956%, 5/13/31	620,433
607,000	JPMorgan Chase & Co., 3.509%, 1/23/29	668,792
594,000	Lloyds Banking Group PLC (United Kingdom), 3.574%, 11/7/28	650,059
672,000	Morgan Stanley, 3.950%, 4/23/27	751,341

Touchstone Balanced Fund (Continued)
Principal Amount		MarketValue
	Corporate Bonds — 11.9% (Continued)
	Financials — (Continued)
$ 429,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	$ 490,647
732,000	NTC Capital I, Ser A, (3M LIBOR +0.520%), 0.704%, 1/15/27(A)	713,896
370,000	PNC Bank NA, 2.700%, 11/1/22	380,956
704,000	PNC Capital Trust, (3M LIBOR +0.570%), 0.705%, 6/1/28(A)	675,938
620,000	Toronto-Dominion Bank (The) (Canada), MTN, 1.150%, 6/12/25	624,694
980,000	Truist Bank, Ser A, (3M LIBOR +0.670%), 0.830%, 5/15/27(A)	957,278
380,000	Truist Financial Corp., MTN, 2.850%, 10/26/24	406,352
63,000	Wells Fargo & Co., MTN, 4.100%, 6/3/26	70,784
		18,617,029
	Industrials — 1.3%
507,000	Amcor Flexibles North America, Inc., 2.630%, 6/19/30	518,854
151,000	Boeing Co. (The), 5.040%, 5/1/27	174,312
202,000	Boeing Co. (The), 5.805%, 5/1/50	272,208
597,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	848,976
744,000	CNH Industrial Capital LLC, 1.450%, 7/15/26	739,483
113,000	Eagle Materials, Inc., 4.500%, 8/1/26	115,882
400,000	FedEx Corp., 5.100%, 1/15/44	513,273
302,000	General Electric Co., 4.125%, 10/9/42	348,615
578,000	John Deere Capital Corp., MTN, 2.450%, 1/9/30	609,281
500,000	Norfolk Southern Corp., 4.837%, 10/1/41	638,870
533,000	Roper Technologies, Inc., 2.950%, 9/15/29	568,669
1,065,000	Waste Management, Inc., 2.500%, 11/15/50	997,924
555,000	Weir Group PLC (The) (United Kingdom), 144a, 2.200%, 5/13/26	557,510
474,000	Xylem, Inc., 1.950%, 1/30/28	478,681
		7,382,538
	Health Care — 1.0%
371,000	AbbVie, Inc., 3.800%, 3/15/25	405,944
521,000	AbbVie, Inc., 4.450%, 5/14/46	631,766
322,000	AbbVie, Inc., 5.000%, 12/15/21	325,061
457,000	Alcon Finance Corp. (Switzerland), 144a, 3.800%, 9/23/49	508,235
503,000	Becton Dickinson and Co., 4.685%, 12/15/44	626,589
428,000	Bristol-Myers Squibb Co., 5.000%, 8/15/45	585,390
494,000	CommonSpirit Health, 4.187%, 10/1/49	568,240
462,000	CVS Health Corp., 5.125%, 7/20/45	601,529
570,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	610,898
457,000	Mylan, Inc., 4.550%, 4/15/28	525,230
586,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	655,869
		6,044,751
	Energy — 1.0%
505,000	Aker BP ASA (Norway), 144a, 3.000%, 1/15/25	530,229
449,000	Boardwalk Pipelines LP, 4.450%, 7/15/27	508,659
386,000	Canadian Natural Resources Ltd. (Canada), 6.250%, 3/15/38	516,371
400,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	479,244
730,000	Cheniere Corpus Christi Holdings LLC, 7.000%, 6/30/24	836,290
541,000	Diamondback Energy, Inc., 3.125%, 3/24/31	561,290
159,000	Enable Midstream Partners LP, 4.150%, 9/15/29	174,253
347,000	Energy Transfer LP, 4.950%, 6/15/28	401,230
510,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	727,515
381,000	Ovintiv Exploration, Inc., 5.375%, 1/1/26	429,525
569,000	Phillips 66 Partners LP, 3.150%, 12/15/29	598,212
214,000	Phillips 66 Partners LP, 3.750%, 3/1/28	234,328
		5,997,146
Principal Amount		MarketValue

	Information Technology — 0.9%
$ 954,000	Apple, Inc., 2.750%, 1/13/25	$ 1,020,193
390,000	Apple, Inc., 4.650%, 2/23/46	519,178
569,000	Fiserv, Inc., 3.500%, 7/1/29	626,673
577,000	Hewlett Packard Enterprise Co., 4.650%, 10/1/24	641,547
716,000	Microchip Technology, Inc., 144a, 0.983%, 9/1/24	712,588
300,000	Microsoft Corp., 3.500%, 2/12/35	348,334
614,000	NXP BV / NXP Funding LLC (China), 144a, 5.350%, 3/1/26	716,677
372,000	Oracle Corp., 2.650%, 7/15/26	392,700
424,000	Visa, Inc., 4.150%, 12/14/35	522,034
		5,499,924
	Utilities — 0.9%
365,000	American Water Capital Corp., 6.593%, 10/15/37	539,232
560,000	Cleveland Electric Illuminating Co. (The), 144a, 4.550%, 11/15/30	647,755
338,000	Duke Energy Progress LLC, 4.150%, 12/1/44	408,217
339,000	Edison International, 4.125%, 3/15/28	360,926
554,000	Electricite de France SA (France), 144a, 4.875%, 9/21/38	681,233
105,000	Metropolitan Edison Co., 144a, 4.300%, 1/15/29	117,659
612,000	Pacific Gas and Electric Co., 3.500%, 8/1/50	545,887
497,000	PacifiCorp., 5.750%, 4/1/37	681,848
396,000	Virginia Electric & Power Co., 3.300%, 12/1/49	426,949
1,018,000	WEC Energy Group, Inc., (3M LIBOR +2.112%), 2.268%, 5/15/67(A)	934,738
		5,344,444
	Consumer Staples — 0.9%
679,000	7-Eleven, Inc., 144a, 0.950%, 2/10/26	667,075
734,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.900%, 2/1/46	926,326
346,000	Ashtead Capital, Inc. (United Kingdom), 144a, 4.375%, 8/15/27	362,435
403,000	BAT International Finance PLC (United Kingdom), 1.668%, 3/25/26	402,950
679,000	Imperial Brands Finance PLC (United Kingdom), 144a, 4.250%, 7/21/25	748,273
202,000	Kroger Co. (The), 5.000%, 4/15/42	255,010
572,000	Mars, Inc., 144a, 3.875%, 4/1/39	673,775
502,000	Reynolds American, Inc. (United Kingdom), 4.450%, 6/12/25	556,287
326,000	Starbucks Corp., 3.350%, 3/12/50	341,282
199,000	Sysco Corp., 5.950%, 4/1/30	255,469
		5,188,882
	Communication Services — 0.9%
228,000	Alphabet, Inc., 1.900%, 8/15/40	208,142
291,000	AT&T, Inc., 4.500%, 5/15/35	342,059
399,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	549,828
466,000	Comcast Corp., 4.000%, 3/1/48	545,513
382,000	Cox Communications, Inc., 144a, 3.350%, 9/15/26	414,990
211,000	Deutsche Telekom International Finance BV (Germany), 8.750%, 6/15/30	316,407
584,000	Netflix, Inc., 144a, 4.875%, 6/15/30	694,551
635,000	T-Mobile USA, Inc., 3.875%, 4/15/30	709,003
632,000	Verizon Communications, Inc., 2.987%, 10/30/56	594,657
138,000	Verizon Communications, Inc., 4.672%, 3/15/55	177,444
400,000	ViacomCBS, Inc., 4.950%, 5/19/50†	507,355
		5,059,949
	Real Estate — 0.9%
334,000	American Homes 4 Rent LP REIT, 4.250%, 2/15/28	373,999

Touchstone Balanced Fund (Continued)
Principal Amount		MarketValue
	Corporate Bonds — 11.9% (Continued)
	Real Estate — (Continued)
$ 576,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	$ 634,668
460,000	Equinix, Inc. REIT, 2.900%, 11/18/26	492,286
566,000	Healthcare Realty Trust, Inc. REIT, 2.400%, 3/15/30	569,516
638,000	Host Hotels & Resorts LP REIT, 4.500%, 2/1/26	701,123
412,000	Mid-America Apartments LP REIT, 3.750%, 6/15/24	445,356
452,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	508,599
198,000	STORE Capital Corp. REIT, 4.500%, 3/15/28	223,852
371,000	STORE Capital Corp. REIT, 4.625%, 3/15/29	422,337
517,000	VEREIT Operating Partnership LP, 4.600%, 2/6/24	563,359
		4,935,095
	Consumer Discretionary — 0.6%
89,175	Air Canada 2015-1 Class A Pass Through Trust (Canada), 144a, 3.600%, 3/15/27	90,696
314,000	Ford Motor Credit Co. LLC, 3.664%, 9/8/24	329,116
214,000	General Motors Financial Co., Inc., 3.950%, 4/13/24	230,464
370,000	General Motors Financial Co., Inc., 5.650%, 1/17/29	450,516
407,000	Home Depot, Inc. (The), 5.950%, 4/1/41	594,282
598,000	Hyundai Capital America, 144a, 2.650%, 2/10/25	625,697
593,000	Lowe's Cos, Inc., 4.500%, 4/15/30	702,167
563,000	Walmart, Inc., 2.850%, 7/8/24	600,876
		3,623,814
	Materials — 0.3%
337,000	Braskem America Finance Co. (Brazil), 144a, 7.125%, 7/22/41	419,063
569,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	712,217
471,000	Vulcan Materials Co., 4.500%, 4/1/25	524,333
		1,655,613
	Total Corporate Bonds	$69,349,185
	U.S. Government Mortgage-Backed Obligations — 2.4%
2,045	FHLMC, Pool #G08062, 5.000%, 6/1/35	2,348
218,502	FHLMC, Pool #G08637, 4.000%, 4/1/45	238,022
1,111,011	FHLMC, Pool #Q02664, 4.500%, 8/1/41	1,227,750
1,873,037	FHLMC, Pool #Q29056, 4.000%, 10/1/44	2,049,918
954,824	FHLMC, Pool #Q29260, 4.000%, 10/1/44	1,044,928
446	FNMA, Pool #690305, 5.500%, 3/1/33	498
404,529	FNMA, Pool #725423, 5.500%, 5/1/34	467,355
362,001	FNMA, Pool #725610, 5.500%, 7/1/34	419,429
57,874	FNMA, Pool #748895, 6.000%, 12/1/33	61,833
159,120	FNMA, Pool #AD9193, 5.000%, 9/1/40	180,684
404,152	FNMA, Pool #AH8925, 4.500%, 3/1/41	446,236
230,605	FNMA, Pool #AL5718, 3.500%, 9/1/44	250,345
399,959	FNMA, Pool #AR9195, 3.000%, 3/1/43	426,372
807,768	FNMA, Pool #BC1809, 3.500%, 5/1/46	863,234
777,130	FNMA, Pool #FM4996, 2.000%, 12/1/50	787,472
982,052	FNMA, Pool #FM5166, 3.000%, 12/1/50	1,026,153
917,884	FNMA, Pool #FM5279, 3.500%, 11/1/50	965,994
709,332	FNMA, Pool #FM5468, 2.500%, 1/1/36	746,368
747,508	FNMA, Pool #FM5682, 2.500%, 1/1/51	775,395
1,047,246	FNMA, Pool #MA4166, 3.000%, 10/1/40	1,093,846
633,583	GNMA, Pool #5175, 4.500%, 9/20/41	700,711
	Total U.S. Government Mortgage-Backed Obligations	$13,774,891
	Asset-Backed Securities — 2.2%
1,000,000	AB BSL CLO 2 Ltd. (Cayman Islands), Ser 2021-2A, Class B1, 144a, (3M LIBOR +1.650%), 4/15/34(A)	999,440
375,585	Adams Outdoor Advertising LP, Ser 2018-1, Class A, 144a, 4.810%, 11/15/48	402,622
450,000	Apidos CLO XVIII (Cayman Islands), Ser 2018-18A, Class A1, 144a, (3M LIBOR +1.140%), 1.324%, 10/22/30(A)	450,007
Principal Amount		MarketValue
	Asset-Backed Securities — 2.2% (Continued)
$ 575,000	Benefit Street Partners CLO XIX Ltd. (Cayman Islands), Ser 2019-19A, Class B, 144a, (3M LIBOR +2.000%), 2.184%, 1/15/33(A)	$ 575,542
357,892	CF Hippolyta LLC, Ser 2020-1, Class A1, 144a, 1.690%, 7/15/60	363,796
465,000	CIFC Funding Ltd. (Cayman Islands), Ser 2016-1A, Class A1R, 144a, (3M LIBOR +1.350%), 1.536%, 10/21/31(A)	465,854
855,313	Driven Brands Funding LLC, Ser 2019-1A, Class A2, 144a, 4.641%, 4/20/49	920,975
519,909	Elara HGV Timeshare Issuer LLC, Ser 2019-A, Class B, 144a, 2.910%, 1/25/34	531,442
86,294	GLS Auto Receivables Issuer Trust, Ser 2019-3A, Class A, 144a, 2.580%, 7/17/23	86,610
694,750	Jack In The Box Funding LLC, Ser 2019-1A, Class A2I, 144a, 3.982%, 8/25/49	710,785
378,000	Jersey Mike's Funding, Ser 2019-1A, Class A2, 144a, 4.433%, 2/15/50	404,925
850,000	Madison Park Funding XVIII Ltd. (Cayman Islands), Ser 2015-18A, Class BR, 144a, (3M LIBOR +1.600%), 1.786%, 10/21/30(A)	850,042
465,000	Madison Park Funding XXXV Ltd. (Cayman Islands), Ser 2019-35A, Class A2AR, 144a, (3M LIBOR +1.200%), 1.388%, 4/20/32(A)	465,187
573,777	Mill City Mortgage Loan Trust, Ser 2018-3, Class M3, 144a, 3.250%, 8/25/58(A)(B)	597,213
850,000	Neighborly Issuer LLC, Ser 2021-1A, Class A2, 144a, 3.584%, 4/30/51	874,386
525,000	New Mountain CLO 1 Ltd. (Cayman Islands), Ser CLO-1A, Class A1, 144a, (3M LIBOR +1.550%), 1.734%, 10/15/32(A)	525,584
575,000	OHA Loan Funding Ltd. (Cayman Islands), Ser 2015-1A, Class B1R2, 144a, (3M LIBOR +1.900%), 2.056%, 11/15/32(A)	575,303
1,000,000	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2021-2A, Class A2, 144a, (3M LIBOR +1.250%), 1.396%, 5/20/29(A)	1,000,172
915,000	STWD Ltd. (Cayman Islands), Ser 2019-FL1, Class A, 144a, (1M LIBOR +1.080%), 1.204%, 7/15/38(A)	914,999
446,806	TAL Advantage VII LLC, Ser 2020-1A, Class A, 144a, 2.050%, 9/20/45	450,424
493,505	Towd Point Mortgage Trust, Ser 2019-1, Class A1, 144a, 3.722%, 3/25/58(A)(B)	519,745
465,000	Voya CLO Ltd. (Cayman Islands), Ser 2019-2A, Class A, 144a, (3M LIBOR +1.270%), 1.458%, 7/20/32(A)	465,017
	Total Asset-Backed Securities	$13,150,070
Shares
Exchange-Traded Fund — 1.7%
89,101	iShares JP Morgan USD Emerging Markets Bond ETF	10,020,298
Principal Amount
	Non-Agency Collateralized Mortgage Obligations — 1.2%
$ 226,248	Agate Bay Mortgage Trust, Ser 2013-1, Class B3, 144a, 3.605%, 7/25/43(A)(B)	229,637
541,330	Agate Bay Mortgage Trust, Ser 2015-4, Class B2, 144a, 3.545%, 6/25/45(A)(B)	551,996
561,982	Agate Bay Mortgage Trust, Ser 2015-7, Class B1, 144a, 3.709%, 10/25/45(A)(B)	575,632
382,100	CSMC Trust, Ser 2013-IVR3, Class B2, 144a, 3.386%, 5/25/43(A)(B)	387,744

Touchstone Balanced Fund (Continued)
Principal Amount		MarketValue
	Non-Agency Collateralized Mortgage Obligations — 1.2% (Continued)
$ 490,110	CSMC Trust, Ser 2015-1, Class B3, 144a, 3.958%, 1/25/45(A)(B)	$ 500,561
573,120	CSMC Trust, Ser 2015-WIN1, Class B3, 144a, 3.824%, 12/25/44(A)(B)	581,803
497,450	CSMC Trust, Ser 2018-RPL9, Class A, 144a, 3.850%, 9/25/57(A)(B)	519,747
625,000	GS Mortgage-Backed Securities Trust, Ser 2021-PJ6, Class A2, 144a, 2.500%, 11/25/51(A)(B)	632,069
719,560	JP Morgan Mortgage Trust, Ser 2017-1, Class B2, 144a, 3.498%, 1/25/47(A)(B)	730,795
241,483	Sequoia Mortgage Trust, Ser 2015-2, Class A19, 144a, 3.500%, 5/25/45(A)(B)	244,486
915,829	Sequoia Mortgage Trust, Ser 2018-CH3, Class B1B, 144a, 4.823%, 8/25/48(A)(B)	960,884
830,924	Sequoia Mortgage Trust, Ser 2018-CH3, Class B2B, 144a, 4.823%, 8/25/48(A)(B)	868,388
	Total Non-Agency Collateralized Mortgage Obligations	$6,783,742
	Commercial Mortgage-Backed Securities — 1.0%
825,000	BANK, Ser 2018-BN14, Class A3, 3.966%, 9/15/60	929,708
915,000	BHMS, Ser 2018-ATLS, Class A, 144a, (1M LIBOR +1.250%), 1.323%, 7/15/35(A)	915,559
900,000	BPR Trust, Ser 2021-KEN, Class B, 144a, (1M LIBOR +1.950%), 2.023%, 2/15/29(A)	900,464
700,000	GS Mortgage Securities Trust, Ser 2017-FARM, Class B, 144a, 3.659%, 1/10/43(A)(B)	758,531
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-MINN, Class A, 144a, (1M LIBOR +1.020%), 2.020%, 11/15/35(A)	501,474
825,000	SG Commercial Mortgage Securities Trust, Ser 2019-787E, Class A, 144a, 4.163%, 2/15/41	948,341
980,167	WFRBS Commercial Mortgage Trust, Ser 2014-C19, Class A3, 3.660%, 3/15/47	978,556
	Total Commercial Mortgage-Backed Securities	$5,932,633
	Sovereign Government Obligations — 0.2%
339,000	Colombia Government International Bond, 5.000%, 6/15/45	360,327
331,000	Mexico Government International Bond, 3.771%, 5/24/61	307,956
847,000	Peruvian Government International Bond, 2.780%, 12/1/60	754,685
	Total Sovereign Government Obligations	$1,422,968
	Agency Collateralized Mortgage Obligations — 0.2%
687,362	FHLMC REMIC, Ser 3859, Class JB, 5.000%, 5/15/41	780,612
341,783	GNMA, Ser 2010-169, Class AW, 4.500%, 12/20/40	378,548
5,070,535	GNMA, Ser 2012-147, Class IO, 0.567%, 4/16/54(A)(B)(C)	97,698
	Total Agency Collateralized Mortgage Obligations	$1,256,858
Shares		MarketValue
	Short-Term Investment Funds — 2.0%
11,598,781	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	$ 11,598,781
494,000	Invesco Government & Agency Portfolio, Institutional Class, 0.03%∞Ω**	494,000
	Total Short-Term Investment Funds	$12,092,781
	Total Investment Securities—99.9% (Cost $380,463,552)	$584,983,196
	Other Assets in Excess of Liabilities — 0.1%	357,576
	Net Assets — 100.0%	$585,340,772
(A)	Variable rate security - Rate reflected is the rate in effect as of June 30, 2021.
(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(C)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2021 was $481,987.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2021.
Portfolio Abbreviations:
ADR – American Depositary Receipt
CLO – Collateralized Loan Obligation
ETF – Exchange-Traded Fund
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
IO – Interest Only
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2021, these securities were valued at $35,634,289 or 6.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Balanced Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$365,949,396	$—	$—	$365,949,396
U.S. Treasury Obligations	—	85,250,374	—	85,250,374
Corporate Bonds	—	69,349,185	—	69,349,185
U.S. Government Mortgage-Backed Obligations	—	13,774,891	—	13,774,891
Asset-Backed Securities	—	13,150,070	—	13,150,070
Exchange-Traded Fund	10,020,298	—	—	10,020,298
Non-Agency Collateralized Mortgage Obligations	—	6,783,742	—	6,783,742
Commercial Mortgage-Backed Securities	—	5,932,633	—	5,932,633
Sovereign Government Obligations	—	1,422,968	—	1,422,968
Agency Collateralized Mortgage Obligations	—	1,256,858	—	1,256,858
Short-Term Investment Funds	12,092,781	—	—	12,092,781
Other Financial Instruments*
Futures
Interest rate contracts	3,906	—	—	3,906
Total Assets	$388,066,381	$196,920,721	$—	$584,987,102
Liabilities:
Other Financial Instruments*
Futures
Interest rate contracts	$(4,219)	$—	$—	$(4,219)
Total	$388,062,162	$196,920,721	$—	$584,982,883
*	Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation (depreciation) on futures contracts and is included in Payable for variation margin on futures contracts on the Statement of Assets and Liabilities.
Futures Contracts
The Fund had the following futures contracts, brokered by Wells Fargo, open at June 30, 2021:
Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Futures:
Ultra Long U.S. Treasury Bond Futures	9/21/2021	15	$2,886,051	$(4,219)
Long Futures:
5-Year U.S. Treasury Note Futures	9/21/2021	100	12,339,330	3,906
				$(313)
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone International Equity Fund – June 30, 2021
Shares		Market Value
	Common Stocks — 95.1%
	Switzerland — 14.3%
	Consumer Staples — 2.8%
27,300	Nestle SA	$ 3,402,865
	Health Care — 6.2%
42,000	Novartis AG	3,831,517
10,000	Roche Holding AG	3,768,381
	Industrials — 2.8%
50,200	Adecco Group AG	3,415,698
	Materials — 2.5%
51,900	LafargeHolcim Ltd.	3,119,611
	Total Switzerland	17,538,072
	United Kingdom — 13.7%
	Consumer Discretionary — 1.7%
100,100	Compass Group PLC*	2,108,898
	Consumer Staples — 2.1%
28,700	Reckitt Benckiser Group PLC	2,535,651
	Health Care — 2.5%
930,000	ConvaTec Group PLC, 144a	3,095,245
	Industrials — 2.1%
75,800	Bunzl PLC	2,507,558
	Information Technology — 2.0%
54,300	Spectris PLC	2,435,465
	Real Estate — 3.3%
1,750,000	Foxtons Group PLC*	1,371,333
170,000	Savills PLC	2,704,351
	Total United Kingdom	16,758,501
	France — 10.7%
	Communication Services — 2.7%
117,100	JCDecaux SA*	3,246,344
	Consumer Discretionary — 5.2%
77,300	Accor SA*	2,891,300
22,000	Cie Generale des Etablissements Michelin SCA	3,511,098
	Energy — 2.8%
75,800	TOTAL SE	3,433,876
	Total France	13,082,618
	Germany — 10.3%
	Health Care — 4.5%
104,900	Fresenius SE & Co. KGaA	5,474,721
	Industrials — 3.6%
19,000	Brenntag SE	1,768,376
52,300	Norma Group SE	2,677,796
	Information Technology — 2.2%
18,800	SAP SE	2,640,643
	Total Germany	12,561,536
	Japan — 8.9%
	Communication Services — 2.1%
99,600	Nippon Telegraph & Telephone Corp.	2,604,061
	Consumer Discretionary — 3.0%
210,000	USS Co. Ltd.	3,670,886
	Consumer Staples — 1.6%
83,000	Calbee, Inc.	1,915,589
	Industrials — 2.2%
11,300	FANUC Corp.	2,709,716
	Total Japan	10,900,252
Shares		Market Value

	Mexico — 4.7%
	Consumer Staples — 4.7%
340,000	Gruma SAB de CV - Class B	$ 3,821,632
1,100,000	Kimberly-Clark de Mexico SAB de CV	1,953,998
	Total Mexico	5,775,630
	China — 4.7%
	Communication Services — 2.1%
33,300	Tencent Holdings Ltd.	2,507,241
	Consumer Discretionary — 2.6%
14,000	Alibaba Group Holding Ltd. ADR*	3,174,920
	Total China	5,682,161
	India — 4.6%
	Communication Services — 1.3%
520,000	Indus Towers Ltd.	1,672,130
	Consumer Discretionary — 0.6%
1,980,000	PC Jeweller Ltd.*	716,631
	Financials — 2.7%
650,600	Indian Energy Exchange Ltd., 144a	3,289,377
	Total India	5,678,138
	Canada — 4.1%
	Materials — 4.1%
130,000	Barrick Gold Corp.	2,688,932
240,000	Pretium Resources, Inc.*	2,294,400
	Total Canada	4,983,332
	South Korea — 3.5%
	Information Technology — 3.5%
59,900	Samsung Electronics Co. Ltd.	4,288,011
	Hong Kong — 3.0%
	Consumer Discretionary — 3.0%
457,000	Galaxy Entertainment Group Ltd.*	3,654,214
	Greece — 2.8%
	Consumer Discretionary — 2.8%
222,700	OPAP SA	3,358,809
	Spain — 2.3%
	Industrials — 2.3%
36,600	Befesa SA, 144a	2,812,220
	Brazil — 2.3%
	Industrials — 2.3%
1,225,000	Boa Vista Servicos SA	2,753,528
	United States — 2.1%
	Health Care — 2.1%
21,000	Medtronic PLC	2,606,730
	Norway — 1.6%
	Energy — 1.6%
156,300	TGS NOPEC Geophysical Co. ASA	1,993,073
	Tanzania — 1.5%
	Communication Services — 1.5%
830,000	Helios Towers PLC*	1,871,467
	Total Common Stocks	$116,298,292

Touchstone International Equity Fund (Continued)
Shares		Market Value
	Short-Term Investment Fund — 4.7%
5,751,601	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	$ 5,751,601
	Total Investment Securities — 99.8% (Cost $98,865,066)	$122,049,893
	Other Assets in Excess of Liabilities — 0.2%	304,584
	Net Assets — 100.0%	$122,354,477
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2021.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2021, these securities were valued at $9,196,842 or 7.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Switzerland	$—	$17,538,072	$—	$17,538,072
United Kingdom	5,799,596	10,958,905	—	16,758,501
France	3,246,344	9,836,274	—	13,082,618
Germany	2,677,796	9,883,740	—	12,561,536
Japan	—	10,900,252	—	10,900,252
Mexico	5,775,630	—	—	5,775,630
China	3,174,920	2,507,241	—	5,682,161
India	—	5,678,138	—	5,678,138
Canada	4,983,332	—	—	4,983,332
South Korea	—	4,288,011	—	4,288,011
Hong Kong	—	3,654,214	—	3,654,214
Greece	—	3,358,809	—	3,358,809
Spain	2,812,220	—	—	2,812,220
Brazil	2,753,528	—	—	2,753,528
United States	2,606,730	—	—	2,606,730
Norway	—	1,993,073	—	1,993,073
Tanzania	1,871,467	—	—	1,871,467
Short-Term Investment Fund	5,751,601	—	—	5,751,601
Total	$41,453,164	$80,596,729	$—	$122,049,893
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone International Growth Fund – June 30, 2021
Shares		Market Value
	Common Stocks — 99.3%
	China — 30.7%
	Communication Services — 7.2%
89,225	Tencent Holdings Ltd.	$ 6,717,974
7,200	Tencent Holdings Ltd. ADR	542,160
	Consumer Discretionary — 20.7%
32,945	Alibaba Group Holding Ltd. ADR*	7,471,266
128,000	ANTA Sports Products Ltd.	3,004,253
67,785	JD.com, Inc. ADR*	5,409,921
329,890	New Oriental Education & Technology Group, Inc. ADR*	2,701,799
963,600	Tongcheng-Elong Holdings Ltd.*	2,411,555
	Financials — 2.8%
99,160	Lufax Holding Ltd. ADR*†	1,120,508
174,500	Ping An Insurance Group Co. of China Ltd.	1,705,807
	Total China	31,085,243
	France — 11.0%
	Consumer Discretionary — 1.5%
1,796	Kering SA	1,573,687
	Industrials — 2.7%
19,905	Safran SA	2,762,474
	Information Technology — 6.8%
25,985	Capgemini SE	4,997,268
19,880	Worldline SA, 144a*	1,862,847
	Total France	11,196,276
	United Kingdom — 9.6%
	Consumer Discretionary — 2.1%
87,120	Entain PLC*	2,105,136
	Health Care — 3.0%
25,720	AstraZeneca PLC	3,090,109
	Information Technology — 2.5%
22,595	Endava PLC ADR*	2,561,821
	Materials — 2.0%
6,860	Linde PLC	1,983,226
	Total United Kingdom	9,740,292
	United States — 6.0%
	Communication Services — 4.2%
870	Alphabet, Inc. - Class A*	2,124,358
6,075	Facebook, Inc. - Class A*	2,112,338
	Information Technology — 1.8%
7,005	Microsoft Corp.	1,897,654
	Total United States	6,134,350
	Switzerland — 5.9%
	Consumer Staples — 1.7%
48,200	Coca-Cola HBC AG	1,744,678
	Health Care — 4.2%
26,726	Alcon, Inc.	1,874,496
6,180	Sonova Holding AG	2,327,727
	Total Switzerland	5,946,901
	India — 5.5%
	Financials — 4.0%
35,490	HDFC Bank Ltd. ADR*	2,595,029
85,410	ICICI Bank Ltd. ADR*	1,460,511
	Information Technology — 1.5%
27,580	Larsen & Toubro Infotech Ltd., 144a	1,510,648
	Total India	5,566,188
Shares		Market Value

	Canada — 5.3%
	Consumer Discretionary — 3.0%
65,560	Dollarama, Inc.	$ 3,000,867
	Industrials — 2.3%
30,500	Canadian Pacific Railway Ltd.†	2,345,755
	Total Canada	5,346,622
	Italy — 3.7%
	Information Technology — 3.7%
170,015	Nexi SpA, 144a*	3,736,124
	Israel — 3.6%
	Information Technology — 3.6%
14,700	Nice Ltd. ADR*	3,637,662
	Japan — 3.6%
	Communication Services — 2.0%
68,100	Kakaku.com, Inc.	2,048,728
	Industrials — 1.6%
32,200	Recruit Holdings Co. Ltd.	1,579,049
	Total Japan	3,627,777
	Germany — 3.5%
	Communication Services — 2.0%
26,004	Stroeer SE & Co. KGaA	2,083,153
	Consumer Discretionary — 1.5%
4,013	adidas AG	1,497,482
	Total Germany	3,580,635
	Sweden — 3.1%
	Consumer Discretionary — 3.1%
20,040	Evolution AB, 144a	3,169,969
	Spain — 2.0%
	Health Care — 2.0%
74,789	Grifols SA	2,028,044
	Singapore — 2.0%
	Financials — 2.0%
89,900	DBS Group Holdings Ltd.	2,000,033
	Hong Kong — 1.8%
	Consumer Discretionary — 1.8%
230,000	Galaxy Entertainment Group Ltd.*	1,839,101
	Denmark — 1.0%
	Information Technology — 1.0%
9,183	Netcompany Group A/S, 144a	1,044,103
	Thailand — 1.0%
	Consumer Staples — 1.0%
2,002,000	Thai Beverage PCL	1,006,789
	Total Common Stocks	$100,686,109

Touchstone International Growth Fund (Continued)
Shares		Market Value
	Short-Term Investment Funds — 2.4%
725,862	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	$ 725,862
1,710,580	Invesco Government & Agency Portfolio, Institutional Class, 0.03%∞Ω**	1,710,580
	Total Short-Term Investment Funds	$2,436,442
	Total Investment Securities — 101.7% (Cost $82,412,162)	$103,122,551
	Liabilities in Excess of Other Assets — (1.7)%	(1,748,767)
	Net Assets — 100.0%	$101,373,784
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2021 was $1,646,900.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2021.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PCL – Public Company Limited
PLC – Public Limited Company
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2021, these securities were valued at $11,323,691 or 11.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$17,245,654	$13,839,589	$—	$31,085,243
France	—	11,196,276	—	11,196,276
United Kingdom	4,545,047	5,195,245	—	9,740,292
United States	6,134,350	—	—	6,134,350
Switzerland	—	5,946,901	—	5,946,901
India	5,566,188	—	—	5,566,188
Canada	5,346,622	—	—	5,346,622
Italy	—	3,736,124	—	3,736,124
Israel	3,637,662	—	—	3,637,662
Japan	—	3,627,777	—	3,627,777
Germany	—	3,580,635	—	3,580,635
Sweden	—	3,169,969	—	3,169,969
Spain	—	2,028,044	—	2,028,044
Singapore	—	2,000,033	—	2,000,033
Hong Kong	—	1,839,101	—	1,839,101
Denmark	—	1,044,103	—	1,044,103
Thailand	—	1,006,789	—	1,006,789
Short-Term Investment Funds	2,436,442	—	—	2,436,442
Total	$44,911,965	$58,210,586	$—	$103,122,551
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Large Cap Focused Fund – June 30, 2021
Shares		Market Value
	Common Stocks — 96.2%
	Information Technology — 25.2%
987,979	Apple, Inc.	$ 135,313,604
211,430	International Business Machines Corp.	30,993,524
641,666	Microsoft Corp.	173,827,319
636,081	Oracle Corp.	49,512,545
274,848	salesforce.com, Inc.*	67,137,121
350,262	SS&C Technologies Holdings, Inc.	25,239,880
213,715	Texas Instruments, Inc.	41,097,394
168,956	Visa, Inc. - Class A	39,505,292
137,935	Workday, Inc. - Class A*	32,930,602
		595,557,281
	Communication Services — 19.1%
63,799	Alphabet, Inc. - Class C*	159,900,710
716,294	AT&T, Inc.	20,614,941
910,052	Comcast Corp. - Class A	51,891,165
395,670	Facebook, Inc. - Class A*	137,578,416
543,444	Fox Corp. - Class A	20,178,076
71,172	Netflix, Inc.*	37,593,762
141,929	Walt Disney Co. (The)*	24,946,860
		452,703,930
	Consumer Discretionary — 12.1%
153,057	Alibaba Group Holding Ltd. (China) ADR*	34,710,267
34,482	Amazon.com, Inc.*	118,623,597
376,340	Hilton Worldwide Holdings, Inc.*	45,394,131
378,324	JD.com, Inc. (China) ADR*	30,194,038
220,525	Starbucks Corp.	24,656,900
928,792	Trip.com Group Ltd. (China) ADR*	32,934,964
		286,513,897
	Financials — 11.9%
1,369,882	Bank of America Corp.	56,480,235
323,366	Berkshire Hathaway, Inc. - Class B*	89,869,879
224,497	Goldman Sachs Group, Inc. (The)	85,203,346
204,357	Signature Bank	50,200,297
		281,753,757
	Health Care — 10.7%
233,271	AmerisourceBergen Corp.	26,707,197
642,534	Bristol-Myers Squibb Co.	42,934,122
284,637	HCA Healthcare, Inc.	58,845,853
368,593	Johnson & Johnson	60,722,011
62,363	Merck & Co., Inc.	4,849,971
6,236	Organon & Co.*	188,701
144,468	UnitedHealth Group, Inc.	57,850,766
		252,098,621
	Industrials — 8.0%
106,136	Deere & Co.	37,435,229
69,404	FedEx Corp.	20,705,295
223,892	Hubbell, Inc.	41,831,981
104,544	Parker-Hannifin Corp.	32,106,508
682,545	Raytheon Technologies Corp.	58,227,914
		190,306,927
Shares		Market Value

	Consumer Staples — 3.5%
445,710	Monster Beverage Corp.*	$ 40,715,608
414,709	Philip Morris International, Inc.	41,101,809
		81,817,417
	Real Estate — 2.3%
277,122	Jones Lang LaSalle, Inc.*	54,166,266
	Energy — 2.0%
455,000	Exxon Mobil Corp.	28,701,400
563,299	Schlumberger NV	18,031,201
		46,732,601
	Materials — 1.4%
429,260	DuPont de Nemours, Inc.	33,229,017
	Total Common Stocks	$2,274,879,714
	Exchange-Traded Fund — 0.6%
35,666	SPDR S&P 500 ETF Trust	15,267,188
	Short-Term Investment Fund — 3.0%
70,701,619	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	70,701,619
	Total Investment Securities—99.8% (Cost $1,167,164,147)	$2,360,848,521
	Other Assets in Excess of Liabilities — 0.2%	4,251,273
	Net Assets — 100.0%	$2,365,099,794
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2021.
Portfolio Abbreviations:
ADR – American Depositary Receipt
ETF – Exchange-Traded Fund
S&P – Standards & Poor's
SPDR – Standard & Poor's Depositary Receipt
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$2,274,879,714	$—	$—	$2,274,879,714
Exchange-Traded Fund	15,267,188	—	—	15,267,188
Short-Term Investment Fund	70,701,619	—	—	70,701,619
Total	$2,360,848,521	$—	$—	$2,360,848,521
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Large Cap Fund – June 30, 2021
Shares		Market Value
	Common Stocks — 98.6%
	Information Technology — 18.1%
150,125	Apple, Inc.	$ 20,561,120
168,051	Cisco Systems, Inc.	8,906,703
67,232	Citrix Systems, Inc.	7,884,297
77,120	Texas Instruments, Inc.	14,830,176
63,517	Visa, Inc. - Class A	14,851,545
		67,033,841
	Financials — 17.2%
89,343	Berkshire Hathaway, Inc. - Class B*	24,830,207
12,790	BlackRock, Inc.	11,190,866
245,669	Charles Schwab Corp. (The)	17,887,160
97,229	Progressive Corp. (The)	9,548,860
		63,457,093
	Consumer Discretionary — 13.0%
110,750	CarMax, Inc.*	14,303,362
42,802	Home Depot, Inc. (The)	13,649,130
36,683	Lowe's Cos., Inc.	7,115,401
22,817	O'Reilly Automotive, Inc.*	12,919,214
		47,987,107
	Communication Services — 11.8%
8,675	Alphabet, Inc. - Class C*	21,742,326
36,683	Facebook, Inc. - Class A*	12,755,046
161,864	Verizon Communications, Inc.	9,069,240
		43,566,612
	Consumer Staples — 10.2%
323,299	Altria Group, Inc.	15,414,896
119,410	Church & Dwight Co., Inc.	10,176,120
96,940	Nestle SA (Switzerland) ADR	12,092,296
		37,683,312
	Industrials — 9.8%
50,840	FedEx Corp.	15,167,097
50,826	Norfolk Southern Corp.	13,489,729
30,039	Old Dominion Freight Line, Inc.	7,623,898
		36,280,724
	Materials — 8.7%
37,055	Air Products & Chemicals, Inc.	10,659,982
37,236	Martin Marietta Materials, Inc.	13,099,997
25,827	NewMarket Corp.	8,315,778
		32,075,757
Shares		Market Value

	Health Care — 6.1%
86,153	Bristol-Myers Squibb Co.	$ 5,756,743
59,263	Johnson & Johnson	9,762,987
182,083	Pfizer, Inc.	7,130,370
		22,650,100
	Real Estate — 3.7%
392,476	STORE Capital Corp. REIT	13,544,347
	Total Common Stocks	$364,278,893
	Short-Term Investment Fund — 1.2%
4,328,294	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	4,328,294
	Total Investment Securities—99.8% (Cost $226,592,519)	$368,607,187
	Other Assets in Excess of Liabilities — 0.2%	662,181
	Net Assets — 100.0%	$369,269,368
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2021.
Portfolio Abbreviations:
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$364,278,893	$—	$—	$364,278,893
Short-Term Investment Fund	4,328,294	—	—	4,328,294
Total	$368,607,187	$—	$—	$368,607,187
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Large Company Growth Fund – June 30, 2021
Shares		Market Value
	Common Stocks — 98.1%
	Information Technology — 47.9%
32,735	Adobe, Inc.*	$ 19,170,925
27,605	Automatic Data Processing, Inc.	5,482,905
9,225	EPAM Systems, Inc.*	4,713,606
26,950	Fortinet, Inc.*	6,419,221
28,625	Global Payments, Inc.	5,368,333
23,900	Intuit, Inc.	11,715,063
17,625	Mastercard, Inc. - Class A	6,434,711
99,325	Microsoft Corp.	26,907,142
10,800	NVIDIA Corp.	8,641,080
65,168	PayPal Holdings, Inc.*	18,995,169
50,964	Visa, Inc. - Class A	11,916,402
		125,764,557
	Communication Services — 22.5%
10,667	Alphabet, Inc. - Class A*	26,046,574
46,825	Facebook, Inc. - Class A*	16,281,521
791,275	Sirius XM Holdings, Inc.†	5,174,939
155,425	Tencent Holdings Ltd. (China) ADR	11,703,502
		59,206,536
	Consumer Discretionary — 14.7%
55,125	Alibaba Group Holding Ltd. (China) ADR*	12,501,247
6,135	Amazon.com, Inc.*	21,105,382
62,350	JD.com, Inc. (China) ADR*	4,976,154
		38,582,783
	Health Care — 7.5%
112,475	Boston Scientific Corp.*	4,809,431
45,550	Neurocrine Biosciences, Inc.*	4,432,926
13,075	UnitedHealth Group, Inc.	5,235,753
27,500	Zoetis, Inc.	5,124,900
		19,603,010
	Financials — 2.0%
21,575	Aon PLC - Class A	5,151,247
	Consumer Staples — 1.9%
55,925	Monster Beverage Corp.*	5,108,749
	Industrials — 1.6%
20,150	United Parcel Service, Inc. - Class B	4,190,595
	Total Common Stocks	$257,607,477
Shares		Market Value
	Short-Term Investment Funds — 3.0%
2,754,103	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	$ 2,754,103
5,190,596	Invesco Government & Agency Portfolio, Institutional Class, 0.03%∞Ω**	5,190,596
	Total Short-Term Investment Funds	$7,944,699
	Total Investment Securities—101.1% (Cost $123,192,592)	$265,552,176
	Liabilities in Excess of Other Assets — (1.1%)	(2,820,668)
	Net Assets — 100.0%	$262,731,508
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2021 was $5,039,672.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2021.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$257,607,477	$—	$—	$257,607,477
Short-Term Investment Funds	7,944,699	—	—	7,944,699
Total	$265,552,176	$—	$—	$265,552,176
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Ohio Tax-Free Bond Fund – June 30, 2021
Principal Amount		Market Value
	Fixed Rate Revenue Bonds – 58.6%
$ 315,000	Akron, OH, Income Tax Rev., 4.000%, 12/01/41	$ 356,298
1,000,000	Allen County, OH, Hospital Fac. Rev. Ser I, 4.000%, 12/01/40	1,197,790
1,000,000	Butler County, OH Ser X, 5.000%, 05/15/30	1,317,616
1,085,000	Cincinnati, OH Ser B, 5.000%, 11/01/35	1,281,952
200,000	Clermont County Port Auth. Ser W, 5.000%, 12/01/35	234,146
500,000	Cleveland, OH, Airport System Rev. Ser B, 5.000%, 01/01/37	626,880
750,000	Cleveland, OH, Income Tax Rev. Ser B, 5.000%, 10/01/29	884,233
340,000	Confluence Community Auth., 4.000%, 05/01/39	389,918
1,000,000	Cuyahoga County, OH COP, 5.000%, 12/01/32	1,104,255
250,000	Cuyahoga Metropolitan Housing Authority, Rev., 144a, 2.000%, 12/01/31	253,307
200,000	Dayton, OH, Water System Rev., 4.000%, 12/01/30	232,578
550,000	Franklin County, OH, 4.000%, 11/01/36	630,888
970,000	Franklin County, OH, Sales Tax Rev., 4.000%, 06/01/33	1,151,295
1,000,000	Green, OH, 4.000%, 12/01/30	1,051,292
500,000	Hamilton County, OH, 5.000%, 02/01/30	548,447
1,080,000	Hamilton County, OH, 5.000%, 05/15/33	1,204,646
625,000	Hamilton County, OH, 5.000%, 05/15/34	697,133
500,000	Hamilton County, OH, 5.000%, 08/15/40	640,820
245,000	Hamilton County, OH, 5.000%, 09/15/40	309,935
1,000,000	Hamilton County, OH EDR, 5.000%, 06/01/33	1,157,080
570,000	Miami University, 5.000%, 09/01/35	687,240
500,000	New Albany Community Auth. Ser C, 5.000%, 10/01/24	529,236
100,000	Ohio Higher Educational Fac. Commission, 4.000%, 02/01/41	117,666
500,000	Ohio Higher Educational Fac. Commission, 5.000%, 03/01/34	594,346
500,000	Ohio Higher Educational Fac. Commission, 5.000%, 04/01/36	560,192
250,000	Ohio Higher Educational Fac. Commission, 5.000%, 11/01/39	313,000
290,000	Ohio Higher Educational Fac. Commission Ser A, 4.000%, 12/01/35	337,410
265,000	Ohio Higher Educational Fac. Commission Ser C, 5.000%, 05/01/33	302,546
200,000	Ohio Higher Educational Fac. Commission Ser F, 4.000%, 11/01/40	239,694
630,000	Ohio Higher Educational Fac. Commission Ser F, 5.000%, 05/01/32	819,981
500,000	Ohio State University (The) Ser A, 4.000%, 12/01/32	550,986
525,000	Ohio State University (The) Ser A, 4.000%, 12/01/33	577,797
150,000	Ohio Univ. Ser A, 5.000%, 12/01/32	182,861
500,000	Polaris Career Center COP, 5.000%, 11/01/35	587,255
390,000	Port of Greater Cincinnati Development Auth., 4.000%, 12/01/32	462,475
300,000	Port of Greater Cincinnati Development Auth. Ser A, 4.000%, 04/01/33	357,999
1,000,000	State of Ohio, 4.000%, 01/01/40	1,180,603
400,000	State of Ohio, 4.000%, 11/15/40	458,497
1,000,000	State of Ohio Ser A, 5.000%, 12/01/36	1,262,983
1,060,000	State of Ohio EDR, 4.750%, 12/01/32	1,063,769
375,000	Univ. of Akron (The) Ser A, 5.000%, 01/01/28	414,712
1,000,000	Univ. of Cincinnati Ser A, 5.000%, 06/01/37	1,250,851
160,000	Warren County, OH Ser A, 4.000%, 07/01/39	184,724
1,000,000	Wright State Univ. Ser A, 5.000%, 05/01/31	1,003,356
	Total Fixed Rate Revenue Bonds	$29,310,688
	Pre-refunded/Escrowed to Maturity — 20.0%
345,000	Bowling Green CSD UTGO, 5.000%, 12/01/34(A)	406,567
750,000	Brecksville-Broadview Heights CSD UTGO Pre-refunded @ 100, 5.000%, 12/01/38(A)	836,646
Principal Amount		Market Value
	Pre-refunded/Escrowed to Maturity—20.0% (Continued)
$2,000,000	Cincinnati, OH EDR Ser U, 5.000%, 11/01/33(A)	$ 2,032,378
475,000	Cincinnati, OH, Water System Rev. Pre-refunded @ 100, 5.000%, 12/01/35(A)	569,578
265,000	Cleveland Department of Public Utilities Division of Water Ser Y, 4.000%, 01/01/34(A)	289,723
500,000	Cuyahoga County, OH, 5.000%, 12/01/34(A)	579,942
1,000,000	Hamilton County, OH Pre-refunded @ 100, 5.250%, 06/01/32(A)	1,046,274
1,000,000	Kent State Univ. Pre-refunded @ 100, 4.500%, 05/01/32(A)	1,036,348
250,000	Lakewood CSD UTGO Pre-refunded @ 100, 5.000%, 11/01/33(A)	266,145
750,000	Middleburg Heights, OH, 5.125%, 08/01/31	753,034
620,000	Montgomery County, OH Pre-refunded @ 100, 5.250%, 05/01/29(A)	687,481
335,000	Montgomery County, OH Pre-refunded @ 100, 5.250%, 05/01/29(A)	373,275
1,000,000	Toledo CSD UTGO, 5.000%, 12/01/32(A)	1,115,528
	Total Pre-refunded/Escrowed to Maturity	$9,992,919
	General Obligation Bonds – 18.9%
400,000	Athens CSD UTGO Ser A, 4.000%, 12/01/40	470,247
500,000	Cuyahoga County, OH LTGO Ser A, 3.000%, 12/01/35	552,834
500,000	Dublin, OH LTGO Ser A, 5.000%, 12/01/35	634,327
500,000	Greene County Vocational School District UTGO, 4.000%, 12/01/37	587,117
1,000,000	Hamilton County, OH LTGO Ser A, 5.000%, 12/01/37	1,236,880
500,000	Lakewood, OH LTGO, 5.000%, 12/01/36	606,093
300,000	Lexington LSD UTGO Ser A, 4.000%, 10/01/39	356,892
830,000	Licking Heights LSD UTGO, 6.400%, 12/01/28	1,028,500
435,000	Miami Trace LSD UTGO, 5.000%, 12/01/35	515,470
700,000	Miami Valley Career Technology Center UTGO, 4.000%, 12/01/34	825,789
200,000	Milford Exempt Village School District UTGO, 5.000%, 12/01/35	232,927
250,000	Parma, OH LTGO, 3.000%, 12/01/32	276,590
500,000	Three Rivers LSD UTGO, 5.000%, 12/01/34	573,737
1,000,000	Toledo, OH, LTGO, 4.000%, 12/01/35	1,180,081
300,000	Upper Arlington, OH LTGO, 4.000%, 12/01/32	343,282
	Total General Obligation Bonds	$9,420,766
	Variable Rate Demand Notes(B)(C)(D) — 2.0%
1,000,000	Allen County, OH, Hospital Fac. Rev. Ser C, 0.020%, 06/01/34	1,000,000
	Total Investment Securities—99.5% (Cost $45,868,509)	$49,724,373
	Other Assets in Excess of Liabilities — 0.5%	$255,364
	Net Assets — 100.0%	$49,979,737
(A)	Bonds denoted as pre-refunded are anticipated to be redeemed prior to their scheduled maturity. The dates indicated are the stipulated pre-refunded dates.
(B)	Demand Feature - Maturities shown are the final maturities, not the date on which principal could be recovered through the demand feature.
(C)	Floating and variable rate demand notes (“put bonds”) earn interest at a coupon rate which fluctuates at specified intervals, usually daily, monthly or semi-annually. The interest rates shown are the coupon rates in effect at June 30, 2021. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Mandatory put bonds are automatically redeemed at a specified put date unless action is taken by the holder to prevent redemption.
(D)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

Touchstone Ohio Tax-Free Bond Fund (Continued)
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2021, these securities were valued at $253,307 or 0.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
As of June 30, 2021, the Touchstone Ohio Tax-Free Bond Fund was invested exclusively in debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and by other issuers, the interest from which is exempt from Ohio personal income tax. The Touchstone Ohio Tax-Free Bond Fund is a non-diversified Fund under the Investment Company Act of 1940. Thus, the Fund may invest in fewer issuers than those of a diversified fund. As of June 30, 2021, there were no investments of 10% or greater in any one issuer held by the Fund.
Portfolio Abbreviations:
COP–Certificates of Participation
CSD–City School District
EDR–Economic Development Revenue
LSD–Local School District
LTGO–Limited Tax General Obligation
UTGO–Unlimited Tax General Obligation
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$49,724,373	$—	$49,724,373
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Small Company Fund – June 30, 2021
Shares		Market Value
	Common Stocks — 96.9%
	Information Technology — 21.3%
457,770	8x8, Inc.*	$ 12,707,695
83,153	Aspen Technology, Inc.*	11,436,864
640,490	Box, Inc. - Class A*	16,364,520
463,250	Cognyte Software Ltd. (Israel)*	11,349,625
150,396	CommVault Systems, Inc.*	11,756,455
150,449	Envestnet, Inc.*	11,413,061
112,129	ExlService Holdings, Inc.*	11,914,828
123,782	J2 Global, Inc.*	17,026,214
129,959	MAXIMUS, Inc.	11,432,493
245,372	Methode Electronics, Inc.	12,074,756
295,502	Onto Innovation, Inc.*	21,583,466
113,584	Qualys, Inc.*	11,436,773
114,474	SPS Commerce, Inc.*	11,430,229
593,375	Tower Semiconductor Ltd. (Israel)*	17,463,026
258,086	Verint Systems, Inc.*	11,631,936
151,573	WNS Holdings Ltd. (India) ADR*	12,106,136
		213,128,077
	Health Care — 19.4%
107,100	Addus HomeCare Corp.*	9,343,404
618,091	Allscripts Healthcare Solutions, Inc.*	11,440,864
288,302	Anika Therapeutics, Inc.*	12,480,594
23,865	Bio-Techne Corp.	10,745,455
24,402	Chemed Corp.	11,578,749
146,466	Encompass Health Corp.	11,428,742
140,866	Ensign Group, Inc. (The)	12,208,856
167,454	Globus Medical, Inc. - Class A*	12,982,709
172,033	Integra LifeSciences Holdings Corp.*	11,739,532
62,032	ModivCare, Inc.*	10,549,782
169,319	NuVasive, Inc.*	11,476,442
85,054	Omnicell, Inc.*	12,881,428
632,106	Premier, Inc. - Class A	21,990,968
159,456	Progyny, Inc.*	9,407,904
205,212	Tactile Systems Technology, Inc.*	10,671,024
333,704	Vocera Communications, Inc.*	13,298,104
		194,224,557
	Industrials — 17.3%
105,411	ASGN, Inc.*	10,217,488
131,517	Clean Harbors, Inc. *	12,249,493
129,544	Crane Co.	11,965,979
92,524	Curtiss-Wright Corp.	10,988,150
106,606	Forward Air Corp.	9,567,889
770,158	Great Lakes Dredge & Dock Corp.*	11,252,008
128,741	ITT, Inc.	11,791,388
378,009	JELD-WEN Holding, Inc.*	9,926,516
73,679	John Bean Technologies Corp.	10,508,099
274,513	KBR, Inc.	10,472,671
170,975	Mercury Systems, Inc.*	11,332,223
108,836	Quanta Services, Inc.	9,857,277
52,500	RBC Bearings, Inc.*	10,469,550
234,885	Rexnord Corp.	11,753,646
239,090	SkyWest, Inc.*	10,297,606
85,262	Woodward, Inc.	10,476,995
		173,126,978
	Consumer Discretionary — 16.7%
313,781	American Eagle Outfitters, Inc.	11,776,201
376,908	Aritzia, Inc. (Canada)*	11,274,402
279,500	Canada Goose Holdings, Inc. (Canada)*	12,225,330
266,837	Foot Locker, Inc.	16,445,164
64,898	Fox Factory Holding Corp.*	10,102,023
208,338	frontdoor, Inc.*	10,379,399
Shares		Market Value

	Consumer Discretionary — (Continued)
121,504	Grand Canyon Education, Inc.*	$ 10,931,715
145,468	Malibu Boats, Inc. - Class A*	10,667,168
107,133	Oxford Industries, Inc.	10,589,026
209,123	Skyline Champion Corp.*	11,146,256
285,966	Steven Madden Ltd.	12,513,872
102,407	Texas Roadhouse, Inc.	9,851,553
56,693	TopBuild Corp.*	11,212,742
353,395	Zumiez, Inc.*	17,312,821
		166,427,672
	Financials — 10.3%
76,084	Evercore, Inc. - Class A	10,710,345
884,972	FNB Corp.	10,911,705
484,128	Old National Bancorp	8,525,494
250,579	Pacific Premier Bancorp, Inc.	10,596,986
90,000	PJT Partners, Inc. - Class A	6,424,200
209,912	PROG Holdings, Inc.	10,103,064
832,300	Umpqua Holdings Corp.	15,355,935
365,835	Webster Financial Corp.	19,513,639
118,199	Western Alliance Bancorp	10,974,777
		103,116,145
	Real Estate — 6.0%
173,578	Agree Realty Corp. REIT	12,235,513
862,679	Corporate Office Properties Trust REIT	24,146,385
389,489	Healthcare Realty Trust, Inc. REIT	11,762,568
301,695	STAG Industrial, Inc. REIT	11,292,444
		59,436,910
	Communication Services — 3.7%
491,546	Cargurus, Inc.*	12,893,252
154,964	Cogent Communications Holdings, Inc.	11,915,182
647,332	QuinStreet, Inc.*	12,027,428
		36,835,862
	Consumer Staples — 1.1%
549,521	Mission Produce, Inc.*†	11,380,580
	Materials — 1.1%
74,191	Eagle Materials, Inc.	10,543,283
	Total Common Stocks	$968,220,064
	Short-Term Investment Funds — 3.3%
32,838,058	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	32,838,058
407,660	Invesco Government & Agency Portfolio, Institutional Class, 0.03%∞Ω**	407,660
	Total Short-Term Investment Funds	$33,245,718
	Total Investment Securities—100.2% (Cost $685,195,632)	$1,001,465,782
	Liabilities in Excess of Other Assets — (0.2%)	(1,864,866)
	Net Assets — 100.0%	$999,600,916
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2021 was $397,301.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2021.
Portfolio Abbreviations:
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust

Touchstone Small Company Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$968,220,064	$—	$—	$968,220,064
Short-Term Investment Funds	33,245,718	—	—	33,245,718
Total	$1,001,465,782	$—	$—	$1,001,465,782
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Value Fund – June 30, 2021
Shares		Market Value
	Common Stocks — 96.7%
	Financials — 20.1%
40,510	American Express Co.	$ 6,693,467
248,735	American International Group, Inc.	11,839,786
28,221	Chubb Ltd.	4,485,446
81,897	Citigroup, Inc.	5,794,213
36,791	Goldman Sachs Group, Inc. (The)	13,963,288
46,011	JPMorgan Chase & Co.	7,156,551
53,278	Northern Trust Corp.	6,160,002
224,378	US Bancorp	12,782,815
277,266	Wells Fargo & Co.	12,557,377
17,680	Willis Towers Watson PLC	4,066,754
		85,499,699
	Industrials — 17.1%
160,659	AECOM*	10,172,928
34,756	Deere & Co.	12,258,789
44,046	General Dynamics Corp.	8,292,100
20,568	Jacobs Engineering Group, Inc.	2,744,182
69,182	JB Hunt Transport Services, Inc.	11,273,207
60,293	Quanta Services, Inc.	5,460,737
135,619	Raytheon Technologies Corp.	11,569,657
52,364	Stanley Black & Decker, Inc.	10,734,096
		72,505,696
	Consumer Discretionary — 14.8%
68,487	Advance Auto Parts, Inc.	14,049,423
221,071	Aramark	8,234,895
48,216	Dollar General Corp.	10,433,460
122,659	Las Vegas Sands Corp.*	6,462,903
49,187	Lennar Corp. - Class A	4,886,728
48,768	Lowe's Cos., Inc.	9,459,529
79,534	Ralph Lauren Corp.	9,369,901
		62,896,839
	Health Care — 12.0%
33,428	Anthem, Inc.	12,762,810
129,129	CVS Health Corp.	10,774,524
46,522	Medtronic PLC	5,774,776
143,593	Merck & Co., Inc.	11,167,228
26,189	UnitedHealth Group, Inc.	10,487,123
		50,966,461
	Energy — 8.1%
142,152	Hess Corp.	12,412,713
144,282	Phillips 66	12,382,281
34,081	Pioneer Natural Resources	5,538,844
53,594	Valero Energy Corp.	4,184,619
		34,518,457
	Information Technology — 7.4%
22,369	Broadcom, Inc.	10,666,434
125,985	Cognizant Technology Solutions Corp. - Class A	8,725,721
45,989	Oracle Corp.	3,579,784
38,710	QUALCOMM, Inc.	5,532,820
14,736	Texas Instruments, Inc.	2,833,733
		31,338,492
Shares		Market Value

	Communication Services — 5.6%
314,741	Altice USA, Inc. - Class A*	$ 10,745,258
176,720	Comcast Corp. - Class A	10,076,574
20,856	T-Mobile US, Inc.*	3,020,575
		23,842,407
	Materials — 5.5%
217,689	Corteva, Inc.	9,654,507
93,280	International Flavors & Fragrances, Inc.	13,936,032
		23,590,539
	Consumer Staples — 2.4%
171,350	Coca-Cola Europacific Partners PLC (United Kingdom)	10,164,482
	Real Estate — 2.2%
251,583	MGM Growth Properties LLC - Class A REIT	9,212,969
	Utilities — 1.5%
143,834	Exelon Corp.	6,373,285
	Total Common Stocks	$410,909,326
	Short-Term Investment Fund — 2.8%
11,831,034	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	11,831,033
	Total Investment Securities—99.5% (Cost $305,049,483)	$422,740,359
	Other Assets in Excess of Liabilities — 0.5%	1,916,352
	Net Assets — 100.0%	$424,656,711
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2021.
Portfolio Abbreviations:
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$410,909,326	$—	$—	$410,909,326
Short-Term Investment Fund	11,831,033	—	—	11,831,033
Total	$422,740,359	$—	$—	$422,740,359
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
June 30, 2021
	Touchstone Balanced Fund	Touchstone International Equity Fund	Touchstone International Growth Fund	Touchstone Large Cap Focused Fund	Touchstone Large Cap Fund	Touchstone Large Company Growth Fund
Assets
Investments, at cost	$380,463,552	$98,865,066	$82,412,162	$1,167,164,147	$226,592,519	$123,192,592
Investments, at market value *	$584,983,196	$122,049,893	$103,122,551	$2,360,848,521	$368,607,187	$265,552,176
Cash	94,621	3	—	—	—	—
Foreign currency †	1,069	1,011	—	—	—	—
Dividends and interest receivable	1,050,697	184,490	11,198	805,246	562,599	28,295
Receivable for capital shares sold	725,077	39,369	1,517	7,256,649	942,401	49,808
Receivable for investments sold	—	—	1,497,719	—	—	2,628,325
Receivable for securities lending income	132	553	893	478	—	1,467
Tax reclaim receivable	124	496,255	173,733	7,150	—	—
Other assets	4,075	6,571	—	4,751	4,514	2,072
Total Assets	586,858,991	122,778,145	104,807,611	2,368,922,795	370,116,701	268,262,143

Liabilities
Bank overdrafts	—	—	349	—	—	—
Dividends payable	—	—	—	—	—	—
Payable for return of collateral for securities on loan	494,000	—	1,710,580	—	—	5,190,596
Payable for capital shares redeemed	333,179	173,739	20,009	1,505,678	474,316	71,386
Payable for investments purchased	—	—	1,527,711	—	—	—
Payable to Investment Advisor	236,207	68,878	67,537	974,817	157,853	104,442
Payable to other affiliates	171,021	34,742	11,973	550,126	46,230	29,794
Payable to Trustees	10,284	10,284	10,284	10,284	10,284	10,284
Payable for professional services	37,888	52,160	54,550	59,821	28,118	26,905
Payable for reports to shareholders	8,865	6,706	6,017	18,799	8,512	5,044
Payable for transfer agent services	184,595	61,941	20,493	580,027	92,391	55,008
Payable for variation margin on futures contracts	623	—	—	—	—	—
Other accrued expenses and liabilities	41,557	15,218	4,324	123,449	29,629	37,176
Total Liabilities	1,518,219	423,668	3,433,827	3,823,001	847,333	5,530,635
Net Assets	$585,340,772	$122,354,477	$101,373,784	$2,365,099,794	$369,269,368	$262,731,508
Net assets consist of:
Paid-in capital	374,089,003	92,831,286	84,798,574	1,097,300,155	219,891,638	98,616,813
Distributable earnings (deficit)	211,251,769	29,523,191	16,575,210	1,267,799,639	149,377,730	164,114,695
Net Assets	$585,340,772	$122,354,477	$101,373,784	$2,365,099,794	$369,269,368	$262,731,508
*Includes market value of securities on loan of:	$481,987	$—	$1,646,900	$—	$—	$5,039,672
†Cost of foreign currency:	$1,017	$1,019	$—	$—	$—	$—
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
Touchstone Ohio Tax-Free Bond Fund	Touchstone Small Company Fund	Touchstone Value Fund

$45,868,509	$685,195,632	$305,049,483
$49,724,373	$1,001,465,782	$422,740,359
42,765	—	—
—	—	—
313,533	460,018	632,798
304,491	488,327	1,834,909
—	1,618,693	—
—	105	—
—	—	—
106	1,957	18,978
50,385,268	1,004,034,882	425,227,044

—	—	—
12,406	—	—
—	407,660	—
33,227	2,710,518	107,679
276,590	—	88,070
17,490	532,300	154,419
8,334	263,890	50,525
10,284	10,284	10,284
26,269	38,910	29,615
4,024	24,680	9,448
9,968	380,099	98,781
—	—	—
6,939	65,625	21,512
405,531	4,433,966	570,333
$49,979,737	$999,600,916	$424,656,711

46,106,388	565,211,494	288,715,291
3,873,349	434,389,422	135,941,420
$49,979,737	$999,600,916	$424,656,711
$—	$397,301	$—
$—	$—	$—

Statements of Assets and Liabilities  (Continued)
	Touchstone Balanced Fund	Touchstone International Equity Fund	Touchstone International Growth Fund	Touchstone Large Cap Focused Fund	Touchstone Large Cap Fund	Touchstone Large Company Growth Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$322,008,692	$88,021,840	$2,216,405	$1,541,127,235	$4,278,028	$3,616,947
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,620,254	4,661,307	144,377	26,264,628	239,475	63,169
Net asset value price per share*	$25.52	$18.88	$15.35	$58.68	$17.86	$57.26
Maximum sales charge - Class A shares	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$26.86	$19.87	$16.16	$61.77	$18.80	$60.27

Pricing of Class C Shares
Net assets applicable to Class C shares	$65,455,073	$2,114,859	$1,315,989	$41,644,751	$4,327,801	$472,621
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,558,042	120,522	88,848	775,033	246,920	8,639
Net asset value and offering price per share**	$25.59	$17.55	$14.81	$53.73	$17.53	$54.71

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$197,877,007	$27,902,542	$74,507,373	$575,053,473	$270,305,200	$28,952,217
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,826,819	1,495,733	4,724,804	9,817,230	15,114,597	498,281
Net asset value, offering price and redemption price per share	$25.28	$18.65	$15.77	$58.58	$17.88	$58.10

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$—	$4,315,236	$23,334,017	$207,274,335	$90,358,339	$229,689,723
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	231,687	1,468,589	3,531,979	5,045,590	3,929,036
Net asset value, offering price and redemption price per share	$—	$18.63	$15.89	$58.69	$17.91	$58.46

Pricing of Class R6 Shares
Net assets applicable to Class R6 shares	$—	$—	$—	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	—	—	—	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—	$—	$—
*	There is no sales load on subscriptions of $1 million or more for all funds except for Ohio Tax-Free Bond Fund. There is no sales load on subscriptions of $500,000 or more for Ohio Tax-Free Bond Fund. Redemptions that were part of a $500,000 or $1 million or more subscription, as applicable, may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.
**	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
Touchstone Ohio Tax-Free Bond Fund	Touchstone Small Company Fund	Touchstone Value Fund

$30,869,895	$608,513,267	$33,051,776
2,596,339	91,245,332	2,895,870
$11.89	$6.67	$11.41
3.25%	5.00%	5.00%
$12.29	$7.02	$12.01

$1,179,687	$26,123,046	$1,943,136
99,035	8,079,009	170,784
$11.91	$3.23	$11.38

$3,448,713	$282,428,373	$100,542,008
289,730	37,896,064	8,770,824
$11.90	$7.45	$11.46

$14,481,442	$18,770,308	$289,119,791
1,216,970	2,521,205	25,300,507
$11.90	$7.44	$11.43

$—	$63,765,922	$—
—	9,234,386	—
$—	$6.91	$—

Statements of Operations
For the Year Ended June 30, 2021
	Touchstone Balanced Fund	Touchstone International Equity Fund	Touchstone International Growth Fund	Touchstone Large Cap Focused Fund	Touchstone Large Cap Fund	Touchstone Large Company Growth Fund
Investment Income
Dividends*	$4,069,513	$2,340,933	$537,865	$22,982,247	$5,829,942	$871,792
Interest	4,132,099	—	—	—	—	—
Income from securities loaned	3,398	9,215	2,472	50,924	—	7,976
Total Investment Income	8,205,010	2,350,148	540,337	23,033,171	5,829,942	879,768
Expenses
Investment advisory fees	2,514,118	858,156	705,551	11,499,650	1,952,831	1,517,931
Administration fees	683,053	170,659	122,040	2,758,537	452,251	351,855
Compliance fees and expenses	2,951	2,951	2,951	2,951	2,951	2,951
Custody fees	55,569	24,881	17,320	25,920	11,763	9,197
Professional fees	43,594	44,918	55,158	81,095	31,758	29,828
Transfer Agent fees, Class A	185,589	87,166	3,062	610,107	3,141	2,495
Transfer Agent fees, Class C	32,903	2,836	1,640	27,918	1,779	674
Transfer Agent fees, Class Y	117,024	31,883	66,298	457,263	171,550	29,753
Transfer Agent fees, Institutional Class	—	107	9,390	64,558	6,338	75,911
Transfer Agent fees, Class R6	—	—	—	—	—	—
Registration Fees, Class A	25,535	18,550	12,999	32,172	12,334	11,052
Registration Fees, Class C	16,230	13,180	10,757	14,143	7,020	7,069
Registration Fees, Class Y	32,167	14,946	11,107	23,021	23,982	13,217
Registration Fees, Institutional Class	—	5,811	9,757	17,004	11,176	28,700
Registration Fees, Class R6	—	—	—	—	—	—
Reports to Shareholders, Class A	11,038	6,074	2,388	16,908	2,018	1,968
Reports to Shareholders, Class C	5,365	2,057	2,246	3,848	2,017	1,891
Reports to Shareholders, Class Y	11,416	3,231	7,274	13,901	12,550	3,016
Reports to Shareholders, Institutional Class	—	1,925	2,476	7,073	1,887	3,323
Reports to Shareholders, Class R6	—	—	—	—	—	—
Distribution expenses, Class A	727,157	211,429	4,887	3,371,351	9,178	7,125
Distribution and shareholder servicing expenses, Class C	530,268	19,834	11,125	360,476	45,809	6,060
Trustee fees	20,108	20,108	20,108	20,108	20,108	20,108
Other expenses	136,544	86,845	57,308	568,591	140,267	81,939
Total Expenses	5,150,629	1,627,547	1,135,842	19,976,595	2,922,708	2,206,063
Fees waived and/or reimbursed by the Advisor and/or Affiliates(A)	(70,152)	(88,739)	(271,383)	(1,325,081)	(358,756)	(370,348)
Net Expenses	5,080,477	1,538,808	864,459	18,651,514	2,563,952	1,835,715
Net Investment Income (Loss)	3,124,533	811,340	(324,122)	4,381,657	3,265,990	(955,947)
Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments(B)	31,689,377	13,305,768	21,952,480	223,307,044	14,682,457	46,369,318
Net realized gains on futures contracts	449,558	—	—	—	—	—
Net realized gains (losses) on foreign currency transactions	(38)	(100,599)	(108,458)	—	—	(171)
Net change in unrealized appreciation (depreciation) on investments(C)	78,373,430	23,628,125	(2,307,362)	516,360,601	85,403,699	34,594,589
Net change in unrealized appreciation (depreciation) on futures contracts	(19,243)	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	50	8,044	4,353	—	—	—
Net Realized and Unrealized Gains (Losses) on Investments	110,493,134	36,841,338	19,541,013	739,667,645	100,086,156	80,963,736
Change in Net Assets Resulting from Operations	$113,617,667	$37,652,678	$19,216,891	$744,049,302	$103,352,146	$80,007,789
*Net of foreign tax withholding of:	$2,145	$299,745	$64,769	$3,311	$43,648	$—
(A)	See Note 4 in Notes to Financial Statements.
(B)	For the year ended June 30, 2021, Large Cap Focused Fund, Large Cap Fund, Large Company Growth Fund and Small Company Fund had redemptions-in-kind of securities in the amount of $97,535,259, $17,157,359, $19,982,960 and $67,765,469. Net realized gains (losses) on investments includes the realized gain on the transactions of $71,023,166, $6,990,793 $16,577,389 and $26,985,392, which will not be recognized by the Fund for tax purposes.
(C)	Change in unrealized appreciation (depreciation) does not include net appreciation of $13,999,828 for the Touchstone International Growth Fund in connection with the Fund's reorganization. See Note 9 in the Notes to Financial Statements.
See accompanying Notes to Financial Statements.

Statements of Operations (Continued)
Touchstone Ohio Tax-Free Bond Fund	Touchstone Small Company Fund	Touchstone Value Fund

$—	$6,389,597	$6,861,781
1,597,694	—	—
—	2,013	26,308
1,597,694	6,391,610	6,888,089

249,521	5,738,784	2,077,411
69,508	1,180,064	443,012
2,951	2,951	2,951
3,967	24,717	8,641
26,858	49,119	33,595
15,548	374,366	26,028
488	24,766	961
2,483	236,531	75,320
669	6,782	76,784
—	19	—
12,906	26,114	13,574
3,475	13,215	8,040
8,197	23,024	20,920
3,654	8,624	24,127
—	12,123	—
2,719	23,549	5,834
2,006	4,511	2,730
2,052	16,261	7,077
1,994	2,772	7,729
—	3,224	—
80,690	1,305,340	72,142
12,684	234,889	18,638
20,108	20,108	20,108
25,764	383,582	60,882
548,242	9,715,435	3,006,504
(162,223)	(281,047)	(571,844)
386,019	9,434,388	2,434,660
1,211,675	(3,042,778)	4,453,429

61,169	201,581,495	21,404,241
—	—	—
—	15,071	(598)
179,252	208,112,135	95,152,352
—	—	—
—	—	—
240,421	409,708,701	116,555,995
$1,452,096	$406,665,923	$121,009,424
$—	$—	$—

Statements of Changes in Net Assets
	Touchstone Balanced Fund		Touchstone International Equity Fund		Touchstone International Growth Fund
	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
From Operations
Net investment income (loss)	$3,124,533	$4,316,777	$811,340	$873,880	$(324,122)	$21,270
Net realized gains (losses) on investments, futures contracts and foreign currency transactions	32,138,897	41,965,054	13,205,169	(1,148,996)	21,844,022	(788,646)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	78,354,237	(11,983,129)	23,636,169	(8,844,334)	(2,303,009)	1,743,725
Change in Net Assets from Operations	113,617,667	34,298,702	37,652,678	(9,119,450)	19,216,891	976,349

Distributions to Shareholders:
Distributed earnings, Class A	(20,171,816)	(29,089,903)	(394,252)	(4,839,678)	—	—
Distributed earnings, Class C	(3,376,561)	(4,497,775)	(503)	(132,585)	—	—
Distributed earnings, Class Y	(10,441,301)	(8,553,810)	(151,009)	(2,047,719)	—	—
Distributed earnings, Institutional Class	—	—	(102,145)	(585,637)	(29,001)	(2,978)
Total Distributions	(33,989,678)	(42,141,488)	(647,909)	(7,605,619)	(29,001)	(2,978)
Change in Net Assets from Share Transactions(A)	116,319,904	58,180,563	(32,507,841)	(20,781,556)	50,853,513	(4,362,971)

Total Increase (Decrease) in Net Assets	195,947,893	50,337,777	4,496,928	(37,506,625)	70,041,403	(3,389,600)

Net Assets
Beginning of period	389,392,879	339,055,102	117,857,549	155,364,174	31,332,381	34,721,981
End of period	$585,340,772	$389,392,879	$122,354,477	$117,857,549	$101,373,784	$31,332,381
(A)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on page 60 to 64.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)
Touchstone Large Cap Focused Fund		Touchstone Large Cap Fund		Touchstone Large Company Growth Fund		Touchstone Ohio Tax-Free Bond Fund
For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020

$4,381,657	$12,034,606	$3,265,990	$3,674,499	$(955,947)	$(555,010)	$1,211,675	$1,268,514
223,307,044	346,567,982	14,682,457	144,355	46,369,147	28,792,111	61,169	(25,576)
516,360,601	(208,421,193)	85,403,699	(5,779,963)	34,594,589	11,444,230	179,252	861,083
744,049,302	150,181,395	103,352,146	(1,961,109)	80,007,789	39,681,331	1,452,096	2,104,021

(72,232,394)	(131,578,336)	(27,980)	(218,888)	(322,644)	(108,767)	(759,648)	(833,284)
(2,013,341)	(4,739,957)	—	(440,616)	(75,536)	(31,405)	(20,387)	(44,602)
(23,353,681)	(46,568,506)	(2,756,697)	(14,927,652)	(3,492,139)	(1,238,482)	(72,530)	(75,132)
(8,585,123)	(12,116,401)	(904,834)	(5,380,266)	(26,267,865)	(14,021,254)	(359,126)	(343,542)
(106,184,539)	(195,003,200)	(3,689,511)	(20,967,422)	(30,158,184)	(15,399,908)	(1,211,691)	(1,296,560)
89,413,334	(49,295,124)	(5,958,798)	14,194,362	(13,485,397)	(23,706,216)	229,658	1,487,589

727,278,097	(94,116,929)	93,703,837	(8,734,169)	36,364,208	575,207	470,063	2,295,050

1,637,821,697	1,731,938,626	275,565,531	284,299,700	226,367,300	225,792,093	49,509,674	47,214,624
$2,365,099,794	$1,637,821,697	$369,269,368	$275,565,531	$262,731,508	$226,367,300	$49,979,737	$49,509,674

Statements of Changes in Net Assets (Continued)
	Touchstone Small Company Fund		Touchstone Value Fund
	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
From Operations
Net investment income (loss)	$(3,042,778)	$(1,998,820)	$4,453,429	$5,228,529
Net realized gains (losses) on investments and foreign currency transactions	201,596,566	(11,873,437)	21,403,643	4,605,555
Net change in unrealized appreciation (depreciation) on investments	208,112,135	(82,101,153)	95,152,352	(33,559,870)
Change in Net Assets from Operations	406,665,923	(95,973,410)	121,009,424	(23,725,786)

Distributions to Shareholders:
Distributed earnings, Class A	(526,115)	(31,748,103)	(776,520)	(2,056,786)
Distributed earnings, Class C	(48,748)	(3,292,320)	(34,628)	(185,828)
Distributed earnings, Class Y	(196,776)	(14,318,842)	(2,368,580)	(5,870,992)
Distributed earnings, Institutional Class	(13,108)	(472,170)	(6,305,785)	(14,575,885)
Distributed earnings, Class R6	(57,850)	(6,772,410)	—	—
Total Distributions	(842,597)	(56,603,845)	(9,485,513)	(22,689,491)
Change in Net Assets from Share Transactions(A)	(113,421,577)	(235,099,173)	57,417,338	(35,622,508)

Total Increase (Decrease) in Net Assets	292,401,749	(387,676,428)	168,941,249	(82,037,785)

Net Assets
Beginning of period	707,199,167	1,094,875,595	255,715,462	337,753,247
End of period	$999,600,916	$707,199,167	$424,656,711	$255,715,462
(A)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on page 60 to 64.
See accompanying Notes to Financial Statements.

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Statements of Changes in Net Assets - Capital Stock Activity
	Touchstone Balanced Fund				Touchstone International Equity Fund
	For the Year Ended June 30, 2021		For the Year Ended June 30, 2020		For the Year Ended June 30, 2021		For the Year Ended June 30, 2020
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,466,609	$34,722,660	1,071,065	$23,146,193	207,265	$3,466,458	295,634	$4,268,954
Proceeds from Shares issued in connection with reorganization(A)	—	—	—	—	—	—	—	—
Net shares increase due to stock split(A)	—	—	—	—	—	—	—	—
Reinvestment of distributions	833,000	19,264,341	1,325,400	27,861,603	21,556	369,692	293,411	4,629,085
Cost of Shares redeemed	(1,260,991)	(30,118,012)	(1,817,914)	(39,245,858)	(1,149,415)	(18,959,641)	(1,836,149)	(27,342,281)
Change from Class A Share Transactions	1,038,618	23,868,989	578,551	11,761,938	(920,594)	(15,123,491)	(1,247,104)	(18,444,242)
Class C
Proceeds from Shares issued	1,079,296	25,816,477	888,630	19,494,979	11,590	194,768	11,691	164,188
Proceeds from Shares issued in connection with reorganization(A)	—	—	—	—	—	—	—	—
Net shares increase due to stock split(A)	—	—	—	—	—	—	—	—
Reinvestment of distributions	141,948	3,289,385	179,350	3,786,820	30	491	8,823	128,355
Cost of Shares redeemed	(696,913)	(16,339,915)	(576,807)	(12,235,340)	(50,705)	(745,214)	(119,310)	(1,595,439)
Change from Class C Share Transactions	524,331	12,765,947	491,173	11,046,459	(39,085)	(549,955)	(98,796)	(1,302,896)
Class Y
Proceeds from Shares issued	4,074,596	95,993,587	1,883,944	39,791,844	349,073	6,178,013	339,363	4,856,858
Proceeds from Shares issued in connection with reorganization(A)	—	—	—	—	—	—	—	—
Net shares increase due to stock split(A)	—	—	—	—	—	—	—	—
Reinvestment of distributions	454,002	10,425,611	407,750	8,502,103	8,826	149,244	129,700	2,019,569
Cost of Shares redeemed	(1,131,521)	(26,734,230)	(616,752)	(12,921,781)	(597,691)	(9,525,838)	(1,461,821)	(21,458,191)
Change from Class Y Share Transactions	3,397,077	79,684,968	1,674,942	35,372,166	(239,792)	(3,198,581)	(992,758)	(14,581,764)
Institutional Class
Proceeds from Shares issued	—	—	—	—	326,028	5,389,374	972,020	14,827,692
Proceeds from Shares issued in connection with reorganization(A)	—	—	—	—	—	—	—	—
Net shares increase due to stock split(A)	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	6,055	102,145	37,466	585,849
Cost of Shares redeemed	—	—	—	—	(1,136,788)	(19,127,333)	(141,192)	(1,866,195)
Change from Institutional Class Share Transactions	—	—	—	—	(804,705)	(13,635,814)	868,294	13,547,346
Change from Share Transactions	4,960,026	$116,319,904	2,744,666	$58,180,563	(2,004,176)	$(32,507,841)	(1,470,364)	$(20,781,556)
(A)	See Note 9 in Notes to Financial Statements.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone International Growth Fund				Touchstone Large Cap Focused Fund
For the Year Ended June 30, 2021		For the Year Ended June 30, 2020		For the Year Ended June 30, 2021		For the Year Ended June 30, 2020
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

17,989	$289,648	12,111	$260,627	1,524,656	$76,745,640	1,093,228	$45,630,547
97,100	1,290,678	—	—	—	—	—	—
32,844	—	—	—	—	—	—	—
—	—	—	—	1,343,599	65,769,214	2,871,516	120,183,045
(38,276)	(564,950)	(13,111)	(266,084)	(3,086,035)	(155,866,155)	(4,469,691)	(185,302,273)
109,657	1,015,376	(1,000)	(5,457)	(217,780)	(13,351,301)	(504,947)	(19,488,681)

29,320	430,015	11,876	249,101	166,455	8,057,729	82,067	3,184,364
48,931	631,074	—	—	—	—	—	—
16,544	—	—	—	—	—	—	—
—	—	—	—	44,113	1,981,119	117,565	4,539,194
(24,564)	(372,108)	(2,187)	(46,547)	(391,914)	(17,295,180)	(422,583)	(16,633,766)
70,231	688,981	9,689	202,554	(181,346)	(7,256,332)	(222,951)	(8,910,208)

77,402	1,153,585	83,502	1,764,656	3,821,151	200,689,582	1,636,808	67,768,500
5,338,452	72,719,437	—	—	—	—	—	—
33,230	—	—	—	—	—	—	—
—	—	—	—	437,489	21,384,607	993,280	41,493,721
(762,790)	(11,389,617)	(154,441)	(3,112,215)	(2,789,494)	(139,140,516)	(3,836,605)	(158,226,210)
4,686,294	62,483,405	(70,939)	(1,347,559)	1,469,146	82,933,673	(1,206,517)	(48,963,989)

134,196	2,022,011	49,235	1,015,777	3,340,243	166,343,316	6,111,185	255,066,019
282,595	3,877,901	—	—	—	—	—	—
1,095,088	—	—	—	—	—	—	—
1,123	28,917	130	2,978	173,680	8,505,633	288,925	12,103,812
(1,338,444)	(19,263,078)	(219,872)	(4,231,264)	(3,011,062)	(147,761,655)	(5,690,923)	(239,102,077)
174,558	(13,334,249)	(170,507)	(3,212,509)	502,861	27,087,294	709,187	28,067,754
5,040,740	$50,853,513	(232,757)	$(4,362,971)	1,572,881	$89,413,334	(1,225,228)	$(49,295,124)

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
	Touchstone Large Cap Fund				Touchstone Large Company Growth Fund
	For the Year Ended June 30, 2021		For the Year Ended June 30, 2020		For the Year Ended June 30, 2021		For the Year Ended June 30, 2020
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	104,007	$1,512,734	61,831	$840,848	30,562	$1,579,939	27,584	$1,175,940
Reinvestment of distributions	1,558	24,185	13,629	193,756	6,746	322,644	2,596	108,767
Cost of Shares redeemed	(95,257)	(1,367,690)	(134,518)	(1,853,321)	(18,633)	(968,868)	(19,213)	(848,637)
Change from Class A Share Transactions	10,308	169,229	(59,058)	(818,717)	18,675	933,715	10,967	436,070
Class C
Proceeds from Shares issued	1,416	20,032	23,690	316,151	1,658	82,710	3,214	136,311
Reinvestment of distributions	—	—	30,317	420,803	1,612	73,982	768	31,234
Cost of Shares redeemed	(174,814)	(2,535,160)	(165,774)	(2,198,939)	(7,524)	(386,344)	(615)	(27,011)
Change from Class C Share Transactions	(173,398)	(2,515,128)	(111,767)	(1,461,985)	(4,254)	(229,652)	3,367	140,534
Class Y
Proceeds from Shares issued	1,169,625	18,630,577	1,724,859	21,568,055	150,337	7,767,761	225,624	10,088,751
Reinvestment of distributions	173,509	2,691,115	1,020,838	14,562,437	72,037	3,491,645	29,287	1,238,247
Cost of Shares redeemed	(2,051,020)	(32,393,077)	(2,034,074)	(27,404,668)	(225,751)	(11,468,545)	(210,527)	(9,205,265)
Change from Class Y Share Transactions	(707,886)	(11,071,385)	711,623	8,725,824	(3,377)	(209,139)	44,384	2,121,733
Institutional Class
Proceeds from Shares issued	2,119,773	34,538,882	1,656,126	23,370,143	998,459	53,254,493	621,303	27,092,012
Reinvestment of distributions	56,203	872,839	321,896	4,601,323	503,639	24,547,358	310,297	13,168,983
Cost of Shares redeemed	(1,743,984)	(27,953,235)	(1,546,062)	(20,222,226)	(1,715,936)	(91,782,172)	(1,547,054)	(66,665,548)
Change from Institutional Class Share Transactions	431,992	7,458,486	431,960	7,749,240	(213,838)	(13,980,321)	(615,454)	(26,404,553)
Class R6
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—	—	—
Change from Class R6 Share Transactions	—	—	—	—	—	—	—	—
Change from Share Transactions	(438,984)	$(5,958,798)	972,758	$14,194,362	(202,794)	$(13,485,397)	(556,736)	$(23,706,216)
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Ohio Tax-Free Bond Fund				Touchstone Small Company Fund
For the Year Ended June 30, 2021		For the Year Ended June 30, 2020		For the Year Ended June 30, 2021		For the Year Ended June 30, 2020
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

117,818	$1,400,793	106,958	$1,258,988	3,075,590	$17,218,868	5,229,849	$22,478,782
50,202	596,606	54,876	644,729	93,455	505,592	6,439,957	30,074,578
(281,021)	(3,336,930)	(334,608)	(3,920,411)	(15,524,699)	(80,974,108)	(30,257,387)	(132,023,765)
(113,001)	(1,339,531)	(172,774)	(2,016,694)	(12,355,654)	(63,249,648)	(18,587,581)	(79,470,405)

6,947	82,902	2,012	23,216	628,972	1,798,689	1,006,615	2,036,014
1,669	19,873	3,086	36,303	18,373	48,323	1,402,573	3,211,891
(82,503)	(982,412)	(68,781)	(806,395)	(3,241,901)	(8,058,123)	(7,363,570)	(16,728,640)
(73,887)	(879,637)	(63,683)	(746,876)	(2,594,556)	(6,211,111)	(4,954,382)	(11,480,735)

134,759	1,602,926	53,795	632,460	8,997,577	57,602,814	9,218,953	44,364,273
4,722	56,160	3,770	44,349	32,470	195,796	2,704,570	14,036,717
(70,525)	(839,958)	(97,210)	(1,137,457)	(12,972,512)	(71,392,653)	(31,239,620)	(151,096,957)
68,956	819,128	(39,645)	(460,648)	(3,942,465)	(13,594,043)	(19,316,097)	(92,695,967)

146,972	1,743,284	537,246	6,309,218	551,770	3,508,683	2,365,997	11,430,932
29,346	349,022	27,077	318,450	2,177	13,108	91,153	472,170
(38,939)	(462,608)	(164,375)	(1,915,861)	(528,096)	(3,157,833)	(378,369)	(1,974,306)
137,379	1,629,698	399,948	4,711,807	25,851	363,958	2,078,781	9,928,796

—	—	—	—	21,970,125	114,262,491	4,043,763	18,024,523
—	—	—	—	10,144	56,706	862,270	4,147,518
—	—	—	—	(28,152,157)	(145,049,930)	(17,268,992)	(83,552,903)
—	—	—	—	(6,171,888)	(30,730,733)	(12,362,959)	(61,380,862)
19,447	$229,658	123,846	$1,487,589	(25,038,712)	$(113,421,577)	(53,142,238)	$(235,099,173)

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
	Touchstone Value Fund
	For the Year Ended June 30, 2021		For the Year Ended June 30, 2020
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	294,009	$2,988,202	208,759	$1,790,085
Reinvestment of distributions	74,853	722,633	210,421	1,942,246
Cost of Shares redeemed	(563,236)	(5,436,299)	(833,351)	(7,537,550)
Change from Class A Share Transactions	(194,374)	(1,725,464)	(414,171)	(3,805,219)
Class C
Proceeds from Shares issued	43,137	463,857	68,628	635,575
Reinvestment of distributions	3,629	34,591	17,964	167,755
Cost of Shares redeemed	(150,389)	(1,401,306)	(150,811)	(1,236,808)
Change from Class C Share Transactions	(103,623)	(902,858)	(64,219)	(433,478)
Class Y
Proceeds from Shares issued	2,240,371	23,194,008	2,623,997	22,752,238
Reinvestment of distributions	238,204	2,317,284	623,279	5,737,361
Cost of Shares redeemed	(3,105,283)	(28,962,292)	(3,688,022)	(32,340,885)
Change from Class Y Share Transactions	(626,708)	(3,451,000)	(440,746)	(3,851,286)
Institutional Class
Proceeds from Shares issued	12,763,089	135,117,333	5,719,683	50,154,102
Reinvestment of distributions	587,454	5,736,439	1,545,141	14,277,687
Cost of Shares redeemed	(7,394,847)	(77,357,112)	(10,077,773)	(91,964,314)
Change from Institutional Class Share Transactions	5,955,696	63,496,660	(2,812,949)	(27,532,525)
Change from Share Transactions	5,030,991	$57,417,338	(3,732,085)	$(35,622,508)
See accompanying Notes to Financial Statements.

Financial Highlights
Touchstone Balanced Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,			Seven Months Ended June 30, 2018(A)	Year Ended November 30,
	2021	2020	2019		2017	2016
Net asset value at beginning of period	$21.61	$22.18	$21.54	$22.40	$19.68	$19.87
Income (loss) from investment operations:
Net investment income	0.16(B)	0.27	0.32	0.16	0.21	0.23(B)
Net realized and unrealized gains on investments	5.47	1.85	1.73	0.22	2.89	0.66
Total from investment operations:	5.63	2.12	2.05	0.38	3.10	0.89
Distributions from:
Net investment income	(0.15)	(0.28)	(0.34)	(0.18)	(0.25)	(0.44)
Realized capital gains	(1.57)	(2.41)	(1.07)	(1.06)	(0.13)	(0.64)
Total distributions	(1.72)	(2.69)	(1.41)	(1.24)	(0.38)	(1.08)
Net asset value at end of period	$25.52	$21.61	$22.18	$21.54	$22.40	$19.68
Total return(C)	26.92%	10.09%	10.13%	1.72%(D)	15.95%	4.75%
Ratios and supplemental data:
Net assets at end of period (000's)	$322,009	$250,298	$244,037	$239,056	$258,279	$264,910
Ratio to average net assets:
Net expenses	1.01%	1.01%	1.01%	1.01%(E)	1.03%	1.01%
Gross expenses	1.03%	1.07%	1.09%	1.07%(E)	1.04%	1.01%
Net investment income	0.66%	1.25%	1.49%	1.24%(E)	0.99%	1.20%
Portfolio turnover rate	60%	135%	81%	119%(D)	46%	45%
Touchstone Balanced Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,			Seven Months Ended June 30, 2018(A)	Year Ended November 30,
	2021	2020	2019		2017	2016
Net asset value at beginning of period	$21.72	$22.29	$21.63	$22.46	$19.73	$19.93
Income (loss) from investment operations:
Net investment income (loss)	(0.03)(B)	0.11	0.15	0.06	0.04	0.08(B)
Net realized and unrealized gains on investments	5.49	1.86	1.75	0.22	2.91	0.66
Total from investment operations:	5.46	1.97	1.90	0.28	2.95	0.74
Distributions from:
Net investment income	(0.02)	(0.13)	(0.17)	(0.05)	(0.09)	(0.30)
Realized capital gains	(1.57)	(2.41)	(1.07)	(1.06)	(0.13)	(0.64)
Total distributions	(1.59)	(2.54)	(1.24)	(1.11)	(0.22)	(0.94)
Net asset value at end of period	$25.59	$21.72	$22.29	$21.63	$22.46	$19.73
Total return(C)	25.93%	9.23%	9.33%	1.25%(D)	15.09%	3.91%
Ratios and supplemental data:
Net assets at end of period (000's)	$65,455	$44,174	$34,380	$39,769	$42,800	$43,066
Ratio to average net assets:
Net expenses	1.78%	1.78%	1.78%	1.78%(E)	1.79%	1.78%
Gross expenses	1.81%	1.88%	1.89%	1.86%(E)	1.81%	1.78%
Net investment income (loss)	(0.11%)	0.48%	0.72%	0.47%(E)	0.23%	0.43%
Portfolio turnover rate	60%	135%	81%	119%(D)	46%	45%
(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Balanced Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,			Seven Months Ended June 30, 2018(A)	Year Ended November 30,
	2021	2020	2019		2017(B)	2016
Net asset value at beginning of period	$21.43	$22.01	$21.39	$22.26	$19.57	$19.78
Income (loss) from investment operations:
Net investment income	0.20(C)	0.32	0.35	0.19	0.28	0.27(C)
Net realized and unrealized gains on investments	5.41	1.84	1.72	0.22	2.84	0.65
Total from investment operations:	5.61	2.16	2.07	0.41	3.12	0.92
Distributions from:
Net investment income	(0.19)	(0.33)	(0.38)	(0.22)	(0.30)	(0.49)
Realized capital gains	(1.57)	(2.41)	(1.07)	(1.06)	(0.13)	(0.64)
Total distributions	(1.76)	(2.74)	(1.45)	(1.28)	(0.43)	(1.13)
Net asset value at end of period	$25.28	$21.43	$22.01	$21.39	$22.26	$19.57
Total return	27.12%	10.35%	10.33%	1.86%(D)	16.20%	4.94%
Ratios and supplemental data:
Net assets at end of period (000's)	$197,877	$94,921	$60,638	$30,612	$31,215	$14,477
Ratio to average net assets:
Net expenses	0.81%	0.81%	0.81%	0.81%(E)	0.78%	0.81%
Gross expenses	0.81%	0.87%	0.88%	0.90%(E)	0.80%	0.81%
Net investment income	0.86%	1.45%	1.69%	1.44%(E)	1.25%	1.41%
Portfolio turnover rate	60%	135%	81%	119%(D)	46%	45%
(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Effective October 28, 2017, Class I shares of the Sentinel Balanced Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.
(C)	The net investment income per share was based on average shares outstanding for the period.
(D)	Not annualized.
(E)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone International Equity Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,			Seven Months Ended June 30, 2018(A)	Year Ended November 30,
	2021	2020	2019		2017	2016
Net asset value at beginning of period	$13.93	$15.65	$18.15	$19.64	$15.52	$16.92
Income (loss) from investment operations:
Net investment income	0.09(B)	0.08(B)	0.20(B)	0.36(C)	0.17	0.18(B)
Net realized and unrealized gains (losses) on investments	4.94	(0.98)	(0.57)	(0.94)	4.05	(0.97)
Total from investment operations:	5.03	(0.90)	(0.37)	(0.58)	4.22	(0.79)
Distributions from:
Net investment income	(0.08)	(0.19)	(0.26)	(0.21)	(0.10)	(0.12)
Realized capital gains	—	(0.63)	(1.87)	(0.70)	—	(0.49)
Total distributions	(0.08)	(0.82)	(2.13)	(0.91)	(0.10)	(0.61)
Net asset value at end of period	$18.88	$13.93	$15.65	$18.15	$19.64	$15.52
Total return(D)	36.16%	(6.28%)	(0.78%)	(3.23%)(E)	27.39%	(4.81%)
Ratios and supplemental data:
Net assets at end of period (000's)	$88,022	$77,744	$106,870	$118,391	$129,139	$114,616
Ratio to average net assets:
Net expenses	1.36%	1.29%	1.30%	1.23%(F)	1.37%	1.36%
Gross expenses	1.37%	1.40%	1.37%	1.30%(F)	1.39%	1.36%
Net investment income	0.56%	0.57%	1.26%	3.22%(C)(F)	0.92%	1.11%
Portfolio turnover rate	31%	45%	43%	26%(E)	37%	36%
Touchstone International Equity Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,			Seven Months Ended June 30, 2018(A)	Year Ended November 30,
	2021	2020	2019		2017	2016
Net asset value at beginning of period	$12.99	$14.64	$17.12	$18.46	$14.66	$16.06
Income (loss) from investment operations:
Net investment income (loss)	(0.04)(B)	(0.09)(B)	0.03(B)	0.26(C)	(0.06)	(0.01)(B)
Net realized and unrealized gains (losses) on investments	4.60	(0.93)	(0.54)	(0.90)	3.86	(0.90)
Total from investment operations:	4.56	(1.02)	(0.51)	(0.64)	3.80	(0.91)
Distributions from:
Net investment income	—(G)	—	(0.10)	—	—	—
Realized capital gains	—	(0.63)	(1.87)	(0.70)	—	(0.49)
Total distributions	—(G)	(0.63)	(1.97)	(0.70)	—	(0.49)
Net asset value at end of period	$17.55	$12.99	$14.64	$17.12	$18.46	$14.66
Total return(D)	35.14%	(7.41%)	(1.87%)	(3.72%)(E)	25.92%	(5.82%)
Ratios and supplemental data:
Net assets at end of period (000's)	$2,115	$2,073	$3,783	$6,737	$6,924	$5,876
Ratio to average net assets:
Net expenses	2.15%	2.49%	2.34%	2.18%(F)	2.45%	2.49%
Gross expenses	2.90%	2.74%	2.42%	2.25%(F)	2.49%	2.49%
Net investment income (loss)	(0.24%)	(0.63%)	0.21%	2.27%(C)(F)	(0.16%)	(0.04%)
Portfolio turnover rate	31%	45%	43%	26%(E)	37%	36%
(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income (loss) per share was based on average shares outstanding for the period.
(C)	Reflects the impact of a special dividend that resulted in a one-time increase to net investment income. If the special dividend had not occurred, the ratio of net investment income to average net assets would have been lower by 1.54% for Class A and Class C shares and the net investment income per share would have been lower by $0.17 and $0.16 for Class A and Class C shares, respectively.
(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.
(G)	Less than $0.005 per share.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone International Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,			Seven Months Ended June 30, 2018(A)	Year Ended November 30,
	2021	2020	2019		2017(B)	2016
Net asset value at beginning of period	$13.73	$15.44	$17.93	$19.45	$15.40	$16.79
Income (loss) from investment operations:
Net investment income	0.15(C)	0.13(C)	0.25(C)	0.40(D)	0.25	0.23(C)
Net realized and unrealized gains (losses) on investments	4.88	(0.97)	(0.57)	(0.93)	3.98	(0.95)
Total from investment operations:	5.03	(0.84)	(0.32)	(0.53)	4.23	(0.72)
Distributions from:
Net investment income	(0.11)	(0.24)	(0.30)	(0.29)	(0.18)	(0.18)
Realized capital gains	—	(0.63)	(1.87)	(0.70)	—	(0.49)
Total distributions	(0.11)	(0.87)	(2.17)	(0.99)	(0.18)	(0.67)
Net asset value at end of period	$18.65	$13.73	$15.44	$17.93	$19.45	$15.40
Total return	36.71%	(6.03%)	(0.47%)	(3.05%)(E)	27.78%	(4.41%)
Ratios and supplemental data:
Net assets at end of period (000's)	$27,903	$23,835	$42,120	$57,438	$63,320	$40,528
Ratio to average net assets:
Net expenses	0.99%	0.99%	0.99%	0.99%(F)	1.01%	0.99%
Gross expenses	1.19%	1.15%	1.12%	1.09%(F)	1.03%	0.99%
Net investment income	0.93%	0.87%	1.57%	3.47%(D)(F)	1.28%	1.45%
Portfolio turnover rate	31%	45%	43%	26%(E)	37%	36%
Touchstone International Equity Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,			Seven Months Ended June 30, 2018(A)	Period Ended November 30, 2017(G)
	2021	2020	2019
Net asset value at beginning of period	$13.71	$15.42	$17.92	$19.46	$18.91
Income (loss) from investment operations:
Net investment income	0.16(C)	0.14(C)	0.26(C)	0.56(D)	0.02
Net realized and unrealized gains (losses) on investments	4.88	(0.95)	(0.57)	(1.09)	0.53
Total from investment operations:	5.04	(0.81)	(0.31)	(0.53)	0.55
Distributions from:
Net investment income	(0.12)	(0.27)	(0.32)	(0.31)	—
Realized capital gains	—	(0.63)	(1.87)	(0.70)	—
Total distributions	(0.12)	(0.90)	(2.19)	(1.01)	—
Net asset value at end of period	$18.63	$13.71	$15.42	$17.92	$19.46
Total return	36.83%	(5.89%)	(0.39%)	(3.02%)(E)	2.91%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$4,315	$14,205	$2,592	$2,260	$3
Ratio to average net assets:
Net expenses	0.89%	0.89%	0.89%	0.89%(F)	0.89%(F)
Gross expenses	1.06%	1.12%	1.38%	1.63%(F)	1,921.18%(F)
Net investment income	1.03%	0.97%	1.67%	3.57%(D)(F)	1.40%(F)
Portfolio turnover rate	31%	45%	43%	26%(E)	37%
(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Effective October 28, 2017, Class I shares of the Sentinel Balanced Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.
(C)	The net investment income (loss) per share was based on average shares outstanding for the period.
(D)	Reflects the impact of a special dividend that resulted in a one-time increase to net investment income. If the special dividend had not occurred, the ratio of net investment income to average net assets would have been lower by 1.54% for Class Y and Institutional Class shares and the net investment income per share would have been lower by $0.17 and $0.16 for Class Y and Institutional Class shares, respectively.
(E)	Not annualized.
(F)	Annualized.
(G)	Represents the period from commencement of operations (October 30, 2017) through November 30, 2017.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone International Growth Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,				Period Ended June 30, 2017(A)(B)
	2021(A)	2020(A)	2019(A)	2018(A)
Net asset value at beginning of period	$11.68	$11.11	$13.11	$11.61	$9.78(C)
Income (loss) from investment operations:
Net investment loss	(0.10)(D)	(0.03)(D)	(0.04)(D)	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	3.77	0.60	(0.47)	1.75	1.84
Total from investment operations:	3.67	0.57	(0.51)	1.74	1.83
Distributions from:
Realized capital gains	—	—	(1.49)	(0.24)	—
Net asset value at end of period	$15.35	$11.68	$11.11	$13.11	$11.61
Total return(E)	31.51%	5.07%	(1.78%)	15.00%	18.73%(F)
Ratios and supplemental data:
Net assets at end of period (000's)	$2,216	$777	$760	$918	$140
Ratio to average net assets:
Net expenses	1.24%	1.24%	1.24%	1.36%	1.41%(G)
Gross expenses	2.31%	4.17%	4.36%	3.75%	42.93%(G)
Net investment loss	(0.63%)	(0.26%)	(0.31%)	(0.05%)	(0.35%)(G)
Portfolio turnover rate	116%(H)	74%	103%	109%	72%(I)
Touchstone International Growth Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,				Period Ended June 30, 2017(A)(B)
	2021(A)	2020(A)	2019(A)	2018(A)
Net asset value at beginning of period	$11.34	$10.88	$12.97	$11.57	$9.81(C)
Income (loss) from investment operations:
Net investment loss	(0.20)(D)	(0.11)(D)	(0.12)(D)	(0.05)	(0.10)
Net realized and unrealized gains (losses) on investments	3.67	0.57	(0.48)	1.69	1.86
Total from investment operations:	3.47	0.46	(0.60)	1.64	1.76
Distributions from:
Realized capital gains	—	—	(1.49)	(0.24)	—
Net asset value at end of period	$14.81	$11.34	$10.88	$12.97	$11.57
Total return(E)	30.55%	4.28%	(2.52%)	14.14%	17.93%(F)
Ratios and supplemental data:
Net assets at end of period (000's)	$1,316	$403	$185	$436	$3
Ratio to average net assets:
Net expenses	1.99%	1.99%	1.99%	2.10%	2.16%(G)
Gross expenses	3.43%	5.96%	6.35%	5.06%	237.46%(G)
Net investment loss	(1.38%)	(1.01%)	(1.06%)	(0.79%)	(1.11%)(G)
Portfolio turnover rate	116%(H)	74%	103%	109%	72%(I)
(A)	During the Year Ended June 30, 2021, the Fund effected the following stock split effective the close of business September 11, 2020: 1.9160 for 1 for Class A shares and 1.9095 for 1 for Class C shares. All historical per share information has been retroactively adjusted to reflect this stock split.
(B)	Represents the period from commencement of operations (August 15, 2016) through June 30, 2017.
(C)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on August 15, 2016.
(D)	The net investment income (loss) per share was based on average shares outstanding for the period.
(E)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(F)	Not annualized.
(G)	Annualized.
(H)	Portfolio turnover excludes the purchases and sales of securities of the International Small Cap Fund acquired on September 11, 2020 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(I)	Portfolio turnover excludes the purchases and sales of the DSM Global Growth & Income Fund merger on August 15, 2016. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone International Growth Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,				Period Ended June 30, 2017(A)(B)
	2021(A)	2020(A)	2019(A)	2018(A)
Net asset value at beginning of period	$11.95	$11.35	$13.37	$11.81	$9.95(C)
Income (loss) from investment operations:
Net investment income (loss)	(0.06)(D)	(—)(D)(E)	(0.01)(D)	0.01	(—)(E)
Net realized and unrealized gains (losses) on investments	3.88	0.60	(0.49)	1.79	1.86
Total from investment operations:	3.82	0.60	(0.50)	1.80	1.86
Distributions from:
Net investment income	—	—	(0.01)	—	—
Realized capital gains	—	—	(1.51)	(0.24)	—
Total distributions	—	—	(1.52)	(0.24)	—
Net asset value at end of period	$15.77	$11.95	$11.35	$13.37	$11.81
Total return	31.88%	5.28%	(1.53%)	15.32%	18.73%(F)
Ratios and supplemental data:
Net assets at end of period (000's)	$74,507	$867	$2,341	$4,553	$161
Ratio to average net assets:
Net expenses	0.99%	0.99%	0.99%	1.03%	1.16%(G)
Gross expenses	1.25%	2.50%	1.89%	1.81%	51.68%(G)
Net investment income (loss)	(0.38%)	(0.01%)	(0.06%)	0.28%	(0.10%)(G)
Portfolio turnover rate	116%(H)	74%	103%	109%	72%(I)
Touchstone International Growth Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,
	2021(A)	2020(A)	2019(A)	2018(A)	2017(A)
Net asset value at beginning of period	$12.05	$11.43	$13.46	$11.88	$9.37
Income (loss) from investment operations:
Net investment income (loss)	(0.05)(D)	0.01(D)	0.01(D)	0.04	(0.01)
Net realized and unrealized gains (losses) on investments	3.91	0.61	(0.50)	1.78	2.75
Total from investment operations:	3.86	0.62	(0.49)	1.82	2.74
Distributions from:
Net investment income	(0.02)	(—)(E)	(0.02)	—	—
Realized capital gains	—	—	(1.52)	(0.24)	(0.23)
Total distributions	(0.02)	—	(1.54)	(0.24)	(0.23)
Net asset value at end of period	$15.89	$12.05	$11.43	$13.46	$11.88
Total return	32.00%	5.46%	(1.46%)	15.42%	29.63%
Ratios and supplemental data:
Net assets at end of period (000's)	$23,334	$29,285	$31,435	$28,159	$23,956
Ratio to average net assets:
Net expenses	0.89%	0.89%	0.89%	1.02%	1.06%
Gross expenses	1.20%	1.35%	1.30%	1.31%	1.82%
Net investment income (loss)	(0.28%)	0.09%	0.04%	0.28%	(0.14%)
Portfolio turnover rate	116%(H)	74%	103%	109%	72%(I)
(A)	During the Year Ended June 30, 2021, the Fund effected the following stock split effective the close of business September 11, 2020: 1.8839 for 1 for Class Y shares and 1.8777 for 1 for Institutional Class shares. All historical per share information has been retroactively adjusted to reflect this stock split.
(B)	Represents the period from commencement of operations (August 15, 2016) through June 30, 2017.
(C)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on August 15, 2016.
(D)	The net investment income (loss) per share was based on average shares outstanding for the period.
(E)	Less than $0.005 per share.
(F)	Not annualized.
(G)	Annualized.
(H)	Portfolio turnover excludes the purchases and sales of securities of the International Small Cap Fund acquired on September 11, 2020 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(I)	Portfolio turnover excludes the purchases and sales of the DSM Global Growth & Income Fund merger on August 15, 2016. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Large Cap Focused Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,			Seven Months Ended June 30, 2018(A)	Year Ended November 30,
	2021	2020	2019		2017	2016
Net asset value at beginning of period	$42.30	$43.37	$43.80	$48.75	$42.28	$43.08
Income (loss) from investment operations:
Net investment income	0.08(B)	0.27	0.38(B)	0.23	0.45	0.53(B)
Net realized and unrealized gains on investments	19.10	3.78	3.72	1.85	8.99	2.43
Total from investment operations:	19.18	4.05	4.10	2.08	9.44	2.96
Distributions from:
Net investment income	(0.09)	(0.27)	(0.27)	(0.07)	(0.51)	(1.08)
Realized capital gains	(2.71)	(4.85)	(4.26)	(6.96)	(2.46)	(2.68)
Total distributions	(2.80)	(5.12)	(4.53)	(7.03)	(2.97)	(3.76)
Net asset value at end of period	$58.68	$42.30	$43.37	$43.80	$48.75	$42.28
Total return(C)	46.68%	9.54%	10.51%	4.74%(D)	23.67%	7.53%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,541,127	$1,120,305	$1,170,490	$1,218,721	$1,321,506	$1,350,861
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	1.01%	1.01%	0.97%	0.97%(F)	1.02%	1.00%
Gross expenses (including liquidity provider expenses)(G)	1.05%	1.10%	1.09%	1.09%(F)	1.02%	1.00%
Net investment income	0.15%	0.66%	0.88%	0.88%(F)	0.98%	1.32%
Portfolio turnover rate	16%(H)	29%(H)	15%(H)	9%(D)(H)	12%(H)	8%
(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 1.00% 0.98%, 0.96%, 0.95% and 1.02% for the years ended June 30, 2021, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 1.04%, 1.07%, 1.08%, 1.07% and 1.02% for the years ended June 30, 2021, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.
(H)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Large Cap Focused Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,			Seven Months Ended June 30, 2018(A)	Year Ended November 30,
	2021	2020	2019		2017	2016
Net asset value at beginning of period	$39.16	$40.56	$41.29	$46.48	$40.44	$41.36
Income (loss) from investment operations:
Net investment income (loss)	(0.30)(B)	(0.19)	0.03(B)	0.03	—(C)	0.21(B)
Net realized and unrealized gains on investments	17.58	3.64	3.50	1.74	8.67	2.33
Total from investment operations:	17.28	3.45	3.53	1.77	8.67	2.54
Distributions from:
Net investment income	—	—	—	—	(0.17)	(0.78)
Realized capital gains	(2.71)	(4.85)	(4.26)	(6.96)	(2.46)	(2.68)
Total distributions	(2.71)	(4.85)	(4.26)	(6.96)	(2.63)	(3.46)
Net asset value at end of period	$53.73	$39.16	$40.56	$41.29	$46.48	$40.44
Total return(D)	45.49%	8.69%	9.61%	4.24%(E)	22.69%	6.71%
Ratios and supplemental data:
Net assets at end of period (000's)	$41,645	$37,450	$47,838	$67,599	$74,122	$83,246
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(F)	1.80%	1.82%	1.79%	1.78%(G)	1.82%	1.79%
Gross expenses (including liquidity provider expenses)(H)	1.88%	1.94%	1.90%	1.89%(G)	1.82%	1.79%
Net investment income (loss)	(0.64%)	(0.15%)	0.07%	0.07%(G)	0.18%	0.54%
Portfolio turnover rate	16%(I)	29%(I)	15%(I)	9%(E)(I)	12%(I)	8%
(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income (loss) per share was based on average shares outstanding for the period.
(C)	Less than $0.005 per share.
(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 1.79%, 1.79%, 1.78%, 1.76% and 1.82% for the years ended June 30, 2021, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.
(G)	Annualized.
(H)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 1.87%, 1.91%, 1.89%, 1.87% and 1.82% for the years ended June 30, 2021, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.
(I)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Large Cap Focused Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,			Seven Months Ended June 30, 2018(A)	Year Ended November 30,
	2021	2020	2019		2017(B)	2016
Net asset value at beginning of period	$42.18	$43.24	$43.68	$48.72	$42.26	$43.06
Income (loss) from investment operations:
Net investment income	0.22(C)	0.40	0.48(C)	0.29	0.56	0.64(C)
Net realized and unrealized gains on investments	19.05	3.76	3.71	1.84	8.99	2.43
Total from investment operations:	19.27	4.16	4.19	2.13	9.55	3.07
Distributions from:
Net investment income	(0.16)	(0.37)	(0.37)	(0.21)	(0.63)	(1.19)
Realized capital gains	(2.71)	(4.85)	(4.26)	(6.96)	(2.46)	(2.68)
Total distributions	(2.87)	(5.22)	(4.63)	(7.17)	(3.09)	(3.87)
Net asset value at end of period	$58.58	$42.18	$43.24	$43.68	$48.72	$42.26
Total return	47.07%	9.84%	10.81%	4.85%(D)	24.03%	7.84%
Ratios and supplemental data:
Net assets at end of period (000's)	$575,053	$352,103	$413,137	$394,077	$438,732	$552,611
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	0.73%	0.75%	0.73%	0.74%(F)	0.74%	0.72%
Gross expenses (including liquidity provider expenses)(G)	0.86%	0.91%	0.89%	0.90%(F)	0.75%	0.72%
Net investment income	0.43%	0.92%	1.13%	1.11%(F)	1.26%	1.60%
Portfolio turnover rate	16%(H)	29%(H)	15%(H)	9%(D)(H)	12%(H)	8%
(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Effective October 28, 2017, Class I shares of the Sentinel International Equity Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.
(C)	The net investment income per share was based on average shares outstanding for the period.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 0.72%, 0.72%, 0.72%, 0.72% and 0.74% for the years ended June 30, 2021, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 0.85%, 0.88%, 0.88%, 0.88% and 0.75% for the years ended June 30, 2021, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.
(H)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Large Cap Focused Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,			Seven Months Ended June 30, 2018(A)	Year Ended November 30,
	2021	2020	2019		2017(B)	2016
Net asset value at beginning of period	$42.24	$43.31	$43.75	$48.81	$42.32	$43.11
Income (loss) from investment operations:
Net investment income	0.23(C)	0.35	0.51(C)	0.34	0.61	0.70(C)
Net realized and unrealized gains on investments	19.10	3.83	3.71	1.80	9.01	2.41
Total from investment operations:	19.33	4.18	4.22	2.14	9.62	3.11
Distributions from:
Net investment income	(0.17)	(0.40)	(0.40)	(0.24)	(0.67)	(1.22)
Realized capital gains	(2.71)	(4.85)	(4.26)	(6.96)	(2.46)	(2.68)
Total distributions	(2.88)	(5.25)	(4.66)	(7.20)	(3.13)	(3.90)
Net asset value at end of period	$58.69	$42.24	$43.31	$43.75	$48.81	$42.32
Total return	47.14%	9.87%	10.87%	4.93%(D)	24.14%	7.92%
Ratios and supplemental data:
Net assets at end of period (000's)	$207,274	$127,963	$100,473	$46,683	$44,738	$29,927
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	0.70%	0.71%	0.66%	0.67%(F)	0.68%	0.65%
Gross expenses (including liquidity provider expenses)(G)	0.81%	0.88%	0.85%	0.88%(F)	0.70%	0.72%
Net investment income	0.46%	0.96%	1.20%	1.18%(F)	1.32%	1.72%
Portfolio turnover rate	16%(H)	29%(H)	15%(H)	9%(D)(H)	12%(H)	8%
(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Effective October 30, 2017, Class R6 shares of the Predecessor Fund were reorganized into Institutional Class shares of the Fund.
(C)	The net investment income per share was based on average shares outstanding for the period.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 0.69%, 0.68%, 0.65%, 0.65% and 0.68% for the years ended June 30, 2021, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 0.80%, 0.85%, 0.84%, 0.86% and 0.70% for the years ended June 30, 2021, 2020 and 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively.
(H)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Large Cap Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.04	$14.11	$13.27	$11.96	$10.49
Income (loss) from investment operations:
Net investment income	0.11	0.15	0.09(A)	0.09	0.06
Net realized and unrealized gains (losses) on investments	4.83	(0.24)	0.83	1.27	1.49
Total from investment operations:	4.94	(0.09)	0.92	1.36	1.55
Distributions from:
Net investment income	(0.12)	(0.11)	(0.08)	(0.05)	(0.08)
Realized capital gains	—	(0.87)	—	—	—
Total distributions	(0.12)	(0.98)	(0.08)	(0.05)	(0.08)
Net asset value at end of period	$17.86	$13.04	$14.11	$13.27	$11.96
Total return(B)	38.06%	(1.18%)	7.04%	11.35%	14.82%
Ratios and supplemental data:
Net assets at end of period (000's)	$4,278	$2,989	$4,067	$2,975	$5,368
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(C)	1.04%	1.03%	1.11%	1.12%	1.12%
Gross expenses (including liquidity provider expenses)(D)	1.53%	1.91%	1.67%	1.50%	1.57%
Net investment income	0.75%	1.03%	0.63%	0.48%	0.56%
Portfolio turnover rate	15%(E)	20%	19%(E)	10%	23%
Touchstone Large Cap Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$12.79	$13.85	$13.04	$11.80	$10.37
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	0.01	(0.02)(A)	(0.04)	(0.02)
Net realized and unrealized gains (losses) on investments	4.84	(0.20)	0.83	1.28	1.47
Total from investment operations:	4.74	(0.19)	0.81	1.24	1.45
Distributions from:
Net investment income	—	—	—	—	(0.02)
Realized capital gains	—	(0.87)	—	—	—
Total distributions	—	(0.87)	—	—	(0.02)
Net asset value at end of period	$17.53	$12.79	$13.85	$13.04	$11.80
Total return(B)	37.06%	(1.89%)	6.21%	10.51%	13.98%
Ratios and supplemental data:
Net assets at end of period (000's)	$4,328	$5,376	$7,372	$7,849	$8,102
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(C)	1.79%	1.78%	1.86%	1.87%	1.87%
Gross expenses (including liquidity provider expenses)(D)	2.03%	2.09%	2.13%	2.12%	2.12%
Net investment income (loss)	(—)(F)	0.27%	(0.12%)	(0.27%)	(0.19%)
Portfolio turnover rate	15%(E)	20%	19%(E)	10%	23%
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A and Class C was 1.03% and 1.78%, respectively, for the year ended June 30, 2021.
(D)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A and Class C was 1.52% and 2.02%, respectively, for the year ended June 30, 2021.
(E)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(F)	Less than 0.005%.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Large Cap Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.07	$14.14	$13.31	$12.00	$10.52
Income (loss) from investment operations:
Net investment income	0.16	0.17	0.12(A)	0.10	0.09
Net realized and unrealized gains (losses) on investments	4.83	(0.22)	0.84	1.30	1.49
Total from investment operations:	4.99	(0.05)	0.96	1.40	1.58
Distributions from:
Net investment income	(0.18)	(0.15)	(0.13)	(0.09)	(0.10)
Realized capital gains	—	(0.87)	—	—	—
Total distributions	(0.18)	(1.02)	(0.13)	(0.09)	(0.10)
Net asset value at end of period	$17.88	$13.07	$14.14	$13.31	$12.00
Total return	38.39%	(0.93%)	7.31%	11.62%	15.13%
Ratios and supplemental data:
Net assets at end of period (000's)	$270,305	$206,798	$213,650	$231,984	$222,080
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(B)	0.79%	0.78%	0.86%	0.87%	0.87%
Gross expenses (including liquidity provider expenses)(C)	0.88%	0.90%	0.99%	0.99%	1.01%
Net investment income	1.00%	1.28%	0.88%	0.73%	0.81%
Portfolio turnover rate	15%(D)	20%	19%(D)	10%	23%
Touchstone Large Cap Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.09	$14.16	$13.33	$12.02	$10.53
Income (loss) from investment operations:
Net investment income	0.16	0.15	0.14(A)	0.10	0.11
Net realized and unrealized gains (losses) on investments	4.86	(0.19)	0.83	1.31	1.49
Total from investment operations:	5.02	(0.04)	0.97	1.41	1.60
Distributions from:
Net investment income	(0.20)	(0.16)	(0.14)	(0.10)	(0.11)
Realized capital gains	—	(0.87)	—	—	—
Total distributions	(0.20)	(1.03)	(0.14)	(0.10)	(0.11)
Net asset value at end of period	$17.91	$13.09	$14.16	$13.33	$12.02
Total return	38.59%	(0.83%)	7.43%	11.70%	15.31%
Ratios and supplemental data:
Net assets at end of period (000's)	$90,358	$60,402	$59,211	$124,759	$97,888
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(B)	0.69%	0.68%	0.77%	0.77%	0.77%
Gross expenses (including liquidity provider expenses)(C)	0.82%	0.84%	0.92%	0.91%	0.91%
Net investment income	1.10%	1.38%	0.98%	0.83%	0.91%
Portfolio turnover rate	15%(D)	20%	19%(D)	10%	23%
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class Y and Institutional Class was 0.78% and 0.68%, respectively, for the year ended June 30, 2021.
(C)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class Y and Institutional Class was 0.87% and 0.81%, respectively, for the year ended June 30, 2021.
(D)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Large Company Growth Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,				Period Ended June 30, 2017(A)
	2021	2020	2019	2018
Net asset value at beginning of period	$47.46	$42.50	$41.33	$35.52	$31.38(B)
Income (loss) from investment operations:
Net investment loss	(0.15)	(0.08)	(0.56)	(0.24)	(0.19)(C)
Net realized and unrealized gains on investments	16.56	8.19	4.42	7.19	5.41
Total from investment operations:	16.41	8.11	3.86	6.95	5.22
Distributions from:
Realized capital gains	(6.61)	(3.15)	(2.69)	(1.14)	(1.08)
Net asset value at end of period	$57.26	$47.46	$42.50	$41.33	$35.52
Total return(D)	37.33%	20.07%	10.39%	19.75%	17.31%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$3,617	$2,112	$1,425	$3,417	$140
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(F)	1.06%	1.07%	1.23%	1.23%	1.23%(G)
Gross expenses (including liquidity provider expenses)(H)	1.59%	2.28%	2.01%	1.67%	11.14%(G)
Net investment income (loss)	(0.71%)	0.60%	(0.59%)	(0.63%)	(0.68%)(G)
Portfolio turnover rate	36%(I)	30%	41%	44%	55%
Touchstone Large Company Growth Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,				Period Ended June 30, 2017(A)
	2021	2020	2019	2018
Net asset value at beginning of period	$45.93	$41.52	$40.74	$35.29	$31.38(B)
Income (loss) from investment operations:
Net investment loss	(1.42)	(0.31)	(0.40)	(0.30)	(0.38)(C)
Net realized and unrealized gains on investments	16.81	7.87	3.87	6.89	5.37
Total from investment operations:	15.39	7.56	3.47	6.59	4.99
Distributions from:
Realized capital gains	(6.61)	(3.15)	(2.69)	(1.14)	(1.08)
Net asset value at end of period	$54.71	$45.93	$41.52	$40.74	$35.29
Total return(D)	36.28%	19.19%	9.55%	18.88%	16.52%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$473	$592	$396	$236	$31
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(F)	1.81%	1.82%	1.98%	1.98%	1.98%(G)
Gross expenses (including liquidity provider expenses)(H)	3.39%	4.64%	4.38%	8.12%	257.02%(G)
Net investment loss	(1.46%)	(1.35%)	(1.34%)	(1.38%)	(1.43%)(G)
Portfolio turnover rate	36%(I)	30%	41%	44%	55%
(A)	Represents the period from commencement of operations (August 15, 2016) through June 30, 2017.
(B)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on August 15, 2016.
(C)	The net investment income (loss) per share was based on average shares outstanding for the period.
(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.04% and for Class C was 1.79% for the year ended June 30, 2021.
(G)	Annualized.
(H)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.57% and for Class C was 3.37% for the year ended June 30, 2021.
(I)	Portfolio turnover excludes securities delivered from processing a redemption-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Large Company Growth Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,				Period Ended June 30, 2017(A)
	2021	2020	2019	2018
Net asset value at beginning of period	$47.97	$42.82	$41.53	$35.60	$31.38(B)
Income (loss) from investment operations:
Net investment loss	(0.26)	(0.12)	(0.12)	(0.13)	(0.12)(C)
Net realized and unrealized gains on investments	17.00	8.42	4.10	7.20	5.42
Total from investment operations:	16.74	8.30	3.98	7.07	5.30
Distributions from:
Realized capital gains	(6.61)	(3.15)	(2.69)	(1.14)	(1.08)
Net asset value at end of period	$58.10	$47.97	$42.82	$41.53	$35.60
Total return	37.64%	20.38%	10.66%	20.02%	17.57%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$28,952	$24,062	$19,580	$15,961	$9,938
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	0.81%	0.82%	0.98%	0.98%	0.98%(F)
Gross expenses (including liquidity provider expenses)(G)	0.96%	1.04%	1.16%	1.12%	1.12%(F)
Net investment loss	(0.46%)	(0.35%)	(0.34%)	(0.38%)	(0.42%)(F)
Portfolio turnover rate	36%(H)	30%	41%	44%	55%
Touchstone Large Company Growth Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$48.18	$42.95	$41.61	$35.63	$29.15
Income (loss) from investment operations:
Net investment loss	(0.21)	(0.12)	(0.10)	(0.11)	(0.12)(C)
Net realized and unrealized gains on investments	17.10	8.50	4.13	7.23	7.68
Total from investment operations:	16.89	8.38	4.03	7.12	7.56
Distributions from:
Realized capital gains	(6.61)	(3.15)	(2.69)	(1.14)	(1.08)
Net asset value at end of period	$58.46	$48.18	$42.95	$41.61	$35.63
Total return	37.80%	20.51%	10.74%	20.17%	26.67%
Ratios and supplemental data:
Net assets at end of period (000's)	$229,690	$199,601	$204,391	$224,379	$189,444
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	0.71%	0.73%	0.88%	0.88%	0.89%
Gross expenses (including liquidity provider expenses)(G)	0.85%	0.86%	0.99%	0.98%	1.02%
Net investment loss	(0.36%)	(0.25%)	(0.24%)	(0.28%)	(0.39%)
Portfolio turnover rate	36%(H)	30%	41%	44%	55%
(A)	Represents the period from commencement of operations (August 15, 2016) through June 30, 2017.
(B)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on August 15, 2016.
(C)	The net investment income (loss) per share was based on average shares outstanding for the period.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class Y was 0.79% and for Institutional Class was 0.69% for the year ended June 30, 2021.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class Y was 0.94% and for Institutional Class was 0.83% for the year ended June 30, 2021.
(H)	Portfolio turnover excludes securities delivered from processing a redemption-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Ohio Tax-Free Bond Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$11.83	$11.63	$11.33	$11.55	$12.04
Income (loss) from investment operations:
Net investment income	0.28	0.30	0.32	0.33	0.35
Net realized and unrealized gains (losses) on investments	0.06	0.21	0.30	(0.22)	(0.47)
Total from investment operations:	0.34	0.51	0.62	0.11	(0.12)
Distributions from:
Net investment income	(0.28)	(0.30)	(0.32)	(0.33)	(0.35)
Realized capital gains	—	(0.01)	—	—	(0.02)
Total distributions	(0.28)	(0.31)	(0.32)	(0.33)	(0.37)
Net asset value at end of period	$11.89	$11.83	$11.63	$11.33	$11.55
Total return(A)	2.90%	4.38%	5.60%	0.99%	(1.03%)
Ratios and supplemental data:
Net assets at end of period (000's)	$30,870	$32,060	$33,515	$35,728	$42,818
Ratio to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.15%	1.18%	1.15%	1.13%	1.13%
Net investment income	2.35%	2.53%	2.85%	2.91%	2.98%
Portfolio turnover rate	21%	33%	53%	47%	34%
Touchstone Ohio Tax-Free Bond Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$11.85	$11.65	$11.33	$11.57	$12.06
Income (loss) from investment operations:
Net investment income	0.18	0.21	0.23	0.25	0.26
Net realized and unrealized gains (losses) on investments	0.07	0.21	0.33	(0.24)	(0.47)
Total from investment operations:	0.25	0.42	0.56	0.01	(0.21)
Distributions from:
Net investment income	(0.19)	(0.21)	(0.24)	(0.25)	(0.26)
Realized capital gains	—	(0.01)	—	—	(0.02)
Total distributions	(0.19)	(0.22)	(0.24)	(0.25)	(0.28)
Net asset value at end of period	$11.91	$11.85	$11.65	$11.33	$11.57
Total return(A)	2.13%	3.61%	4.97%	0.06%	(1.77%)
Ratios and supplemental data:
Net assets at end of period (000's)	$1,180	$2,050	$2,756	$5,363	$6,515
Ratio to average net assets:
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.27%	2.32%	2.08%	2.01%	2.03%
Net investment income	1.60%	1.78%	2.10%	2.16%	2.23%
Portfolio turnover rate	21%	33%	53%	47%	34%
(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Ohio Tax-Free Bond Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,				Period Ended June 30, 2017(A)
	2021	2020	2019	2018
Net asset value at beginning of period	$11.85	$11.64	$11.33	$11.56	$12.00(B)
Income (loss) from investment operations:
Net investment income	0.31	0.33	0.35	0.29	0.38
Net realized and unrealized gains (losses) on investments	0.05	0.22	0.31	(0.16)	(0.49)
Total from investment operations:	0.36	0.55	0.66	0.13	(0.11)
Distributions from:
Net investment income	(0.31)	(0.33)	(0.35)	(0.36)	(0.31)
Realized capital gains	—	(0.01)	—	—	(0.02)
Total distributions	(0.31)	(0.34)	(0.35)	(0.36)	(0.33)
Net asset value at end of period	$11.90	$11.85	$11.64	$11.33	$11.56
Total return	3.07%	4.73%	5.96%	1.15%	(0.90%)(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$3,449	$2,616	$3,031	$4,596	$2
Ratio to average net assets:
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%(D)
Gross expenses	1.25%	1.31%	1.05%	1.16%	298.27%(D)
Net investment income	2.60%	2.78%	3.10%	3.16%	4.00%(D)
Portfolio turnover rate	21%	33%	53%	47%	34%
Touchstone Ohio Tax-Free Bond Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,				Period Ended June 30, 2017(A)
	2021	2020	2019	2018
Net asset value at beginning of period	$11.84	$11.64	$11.33	$11.56	$12.00(B)
Income (loss) from investment operations:
Net investment income	0.32	0.33	0.36	0.30	0.39
Net realized and unrealized gains (losses) on investments	0.06	0.21	0.31	(0.16)	(0.50)
Total from investment operations:	0.38	0.54	0.67	0.14	(0.11)
Distributions from:
Net investment income	(0.32)	(0.33)	(0.36)	(0.37)	(0.31)
Realized capital gains	—	(0.01)	—	—	(0.02)
Total distributions	(0.32)	(0.34)	(0.36)	(0.37)	(0.33)
Net asset value at end of period	$11.90	$11.84	$11.64	$11.33	$11.56
Total return	3.20%	4.69%	6.05%	1.18%	(0.90%)(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$14,481	$12,785	$7,913	$560	$2
Ratio to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%(D)
Gross expenses	0.85%	0.91%	0.96%	2.54%	298.26%(D)
Net investment income	2.65%	2.83%	3.15%	3.21%	4.04%(D)
Portfolio turnover rate	21%	33%	53%	47%	34%
(A)	Represents the period from commencement of operations (August 31, 2016) through June 30, 2017.
(B)	Net asset value at the beginning of period is based on the net asset value of Class A shares on August 31, 2016.
(C)	Not annualized.
(D)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Small Company Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,			Seven Months Ended June 30, 2018(A)	Year Ended November 30,
	2021	2020	2019		2017	2016
Net asset value at beginning of period	$4.06	$4.83	$5.53	$5.64	$5.19	$5.58
Income (loss) from investment operations:
Net investment loss	(0.03)	(0.02)	(0.01)	(0.01)	(0.02)	(0.02)(B)
Net realized and unrealized gains (losses) on investments	2.65	(0.47)	(0.07)	0.37	0.89	0.57
Total from investment operations:	2.62	(0.49)	(0.08)	0.36	0.87	0.55
Distributions from:
Realized capital gains	(0.01)	(0.28)	(0.62)	(0.47)	(0.42)	(0.94)
Net asset value at end of period	$6.67	$4.06	$4.83	$5.53	$5.64	$5.19
Total return(C)	64.45%	(10.82%)	(0.73%)	6.89%(D)	17.95%	12.52%
Ratios and supplemental data:
Net assets at end of period (000's)	$608,513	$420,822	$589,664	$661,866	$677,055	$685,807
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	1.20%	1.15%	1.12%	1.10%(F)	1.18%	1.22%
Gross expenses (including liquidity provider expenses)(G)	1.20%	1.24%	1.20%	1.18%(F)	1.18%	1.22%
Net investment loss	(0.45%)	(0.32%)	(0.26%)	(0.26%)(F)	(0.49%)	(0.38%)
Portfolio turnover rate	80%(H)	81%	94%(H)(I)	30%(D)	82%	61%
(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income (loss) per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.18% for the year ended June 30, 2021.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.18% for the year ended June 30, 2021.
(H)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(I)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Small Cap Growth Fund acquired on September 21, 2018. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Small Company Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,			Seven Months Ended June 30, 2018(A)	Year Ended November 30,
	2021	2020	2019		2017	2016
Net asset value at beginning of period	$1.99	$2.52	$3.23	$3.50	$3.39	$4.01
Income (loss) from investment operations:
Net investment loss	(0.04)	(0.05)	(0.05)	(0.02)	(0.10)	(0.03)(B)
Net realized and unrealized gains (losses) on investments	1.29	(0.20)	(0.04)	0.22	0.63	0.35
Total from investment operations:	1.25	(0.25)	(0.09)	0.20	0.53	0.32
Distributions from:
Realized capital gains	(0.01)	(0.28)	(0.62)	(0.47)	(0.42)	(0.94)
Net asset value at end of period	$3.23	$1.99	$2.52	$3.23	$3.50	$3.39
Total return(C)	62.65%	(11.22%)	(1.65%)	6.51%(D)	17.36%	11.48%
Ratios and supplemental data:
Net assets at end of period (000's)	$26,123	$21,204	$39,390	$97,136	$104,051	$110,842
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	1.97%	1.95%	1.88%	1.85%(F)	1.92%	1.95%
Gross expenses (including liquidity provider expenses)(G)	2.05%	2.07%	1.96%	1.93%(F)	1.92%	1.95%
Net investment loss	(1.22%)	(1.12%)	(1.01%)	(1.02%)(F)	(1.23%)	(1.10%)
Portfolio turnover rate	80%(H)	81%	94%(H)(I)	30%(D)	82%	61%
(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income (loss) per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class C was 1.95% for the year ended June 30, 2021.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class C was 2.03% for the year ended June 30, 2021.
(H)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(I)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Small Cap Growth Fund acquired on September 21, 2018. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Small Company Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,			Seven Months Ended June 30, 2018(A)	Year Ended November 30,
	2021	2020	2019		2017(B)	2016
Net asset value at beginning of period	$4.53	$5.33	$6.04	$6.10	$5.56	$5.89
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(—)(C)	(—)(C)	(—)(C)	(0.06)	—(C)(D)
Net realized and unrealized gains (losses) on investments	2.94	(0.52)	(0.09)	0.41	1.02	0.61
Total from investment operations:	2.93	(0.52)	(0.09)	0.41	0.96	0.61
Distributions from:
Net investment income	—(C)	—	(—)(C)	—	—	—
Realized capital gains	(0.01)	(0.28)	(0.62)	(0.47)	(0.42)	(0.94)
Total distributions	(0.01)	(0.28)	(0.62)	(0.47)	(0.42)	(0.94)
Net asset value at end of period	$7.45	$4.53	$5.33	$6.04	$6.10	$5.56
Total return	64.61%	(10.35%)	(0.79%)	7.21%(E)	18.41%	12.95%
Ratios and supplemental data:
Net assets at end of period (000's)	$282,428	$189,336	$326,021	$383,050	$388,404	$257,483
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(F)	0.91%	0.89%	0.87%	0.84%(G)	0.85%	0.89%
Gross expenses (including liquidity provider expenses)(H)	0.99%	0.98%	0.95%	0.92%(G)	0.85%	0.89%
Net investment income (loss)	(0.16%)	(0.06%)	0.00%(C)	(0.01%)(G)	(0.16%)	(0.04%)
Portfolio turnover rate	80%(I)	81%	94%(J)	30%(E)	82%	61%
(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Effective October 28, 2017, Class I shares of the Sentinel Small Company Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.
(C)	Less than $0.005 per share or 0.005%.
(D)	The net investment income (loss) per share was based on average shares outstanding for the period.
(E)	Not annualized.
(F)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class Y was 0.89% for the year ended June 30, 2021.
(G)	Annualized.
(H)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class Y was 0.97% for the year ended June 30, 2021.
(I)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(J)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Small Cap Growth Fund acquired on September 21, 2018. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Small Company Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,			Seven Months Ended June 30, 2018(A)	Period Ended November 30, 2017(B)
	2021	2020	2019
Net asset value at beginning of period	$4.52	$5.32	$6.04	$6.10	$5.80
Income (loss) from investment operations:
Net investment income (loss)	(—)(C)	—(C)	—(C)	—(C)	(—)(C)
Net realized and unrealized gains (losses) on investments	2.93	(0.52)	(0.10)	0.41	0.30
Total from investment operations:	2.93	(0.52)	(0.10)	0.41	0.30
Distributions from:
Net investment income	—(C)	—	(—)(C)	—	—
Realized capital gains	(0.01)	(0.28)	(0.62)	(0.47)	—
Total distributions	(0.01)	(0.28)	(0.62)	(0.47)	—
Net asset value at end of period	$7.44	$4.52	$5.32	$6.04	$6.10
Total return	64.75%	(10.37%)	(0.91%)	7.21%(D)	5.17%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$18,770	$11,269	$2,216	$8	$3
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	0.81%	0.79%	0.79%	0.79%(F)	0.79%(F)
Gross expenses (including liquidity provider expenses)(G)	0.99%	1.13%	2.52%	275.86%(F)	2,069.15%(F)
Net investment income (loss)	(0.06%)	0.05%	0.08%	0.05%(F)	(0.70%)(F)
Portfolio turnover rate	80%(H)	81%	94%(H)(I)	30%(D)	82%
(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Represents the period from commencement of operations (October 30, 2017) through November 30, 2017.
(C)	Less than $0.005 per share.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Instituitional Class was 0.79% for the year ended June 30, 2021.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Institutional Class was 0.97% for the year ended June 30, 2021.
(H)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(I)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Small Cap Growth Fund acquired on September 21, 2018. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Small Company Fund—Class R6
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,			Seven Months Ended June 30, 2018(A)	Year Ended November 30,
	2021	2020	2019		2017	2016
Net asset value at beginning of period	$4.19	$4.95	$5.65	$5.73	$5.24	$5.60
Income (loss) from investment operations:
Net investment income (loss)	(—)(B)	0.01	0.01	—(B)	(0.03)	0.01(C)
Net realized and unrealized gains (losses) on investments	2.73	(0.49)	(0.08)	0.39	0.94	0.57
Total from investment operations:	2.73	(0.48)	(0.07)	0.39	0.91	0.58
Distributions from:
Net investment income	(—)(B)	—	(0.01)	—	—	—
Realized capital gains	(0.01)	(0.28)	(0.62)	(0.47)	(0.42)	(0.94)
Total distributions	(0.01)	(0.28)	(0.63)	(0.47)	(0.42)	(0.94)
Net asset value at end of period	$6.91	$4.19	$4.95	$5.65	$5.73	$5.24
Total return	65.08%	(10.35%)	(0.59%)	7.33%(D)	18.58%	13.07%
Ratios and supplemental data:
Net assets at end of period (000's)	$63,766	$64,567	$137,585	$76,246	$67,052	$13,000
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	0.81%	0.76%	0.73%	0.73%(F)	0.75%	0.73%
Gross expenses (including liquidity provider expenses)(G)	0.89%	0.88%	0.84%	0.84%(F)	0.77%	0.99%
Net investment income (loss)	(0.06%)	0.07%	0.14%	0.10%(F)	(0.07%)	0.16%
Portfolio turnover rate	80%(H)	81%	94%(H)(I)	30%(D)	82%	61%
(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Less than $0.005 per share.
(C)	The net investment income (loss) per share was based on average shares outstanding for the period.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class R6 was 0.79% for the year ended June 30, 2021.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class R6 was 0.87% for the year ended June 30, 2021.
(H)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(I)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Small Cap Growth Fund acquired on September 21, 2018. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Value Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$7.95	$9.41	$9.92	$10.13	$8.84
Income (loss) from investment operations:
Net investment income	0.10	0.13	0.16	0.14	0.19
Net realized and unrealized gains (losses) on investments	3.62	(0.98)	0.57	0.55	1.30
Total from investment operations:	3.72	(0.85)	0.73	0.69	1.49
Distributions from:
Net investment income	(0.10)	(0.12)	(0.16)	(0.14)	(0.18)
Realized capital gains	(0.16)	(0.49)	(1.08)	(0.76)	(0.02)
Total distributions	(0.26)	(0.61)	(1.24)	(0.90)	(0.20)
Net asset value at end of period	$11.41	$7.95	$9.41	$9.92	$10.13
Total return(A)	47.49%	(9.83%)	8.53%	6.92%	16.92%
Ratios and supplemental data:
Net assets at end of period (000's)	$33,052	$24,567	$32,964	$36,968	$43,607
Ratio to average net assets:
Net expenses	1.08%	1.08%	1.08%	1.08%	1.08%
Gross expenses	1.24%	1.26%	1.26%	1.26%	1.24%
Net investment income	1.08%	1.37%	1.67%	1.42%	1.86%
Portfolio turnover rate	37%	57%	37%(B)	24%	29%
Touchstone Value Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$7.93	$9.38	$9.89	$10.10	$8.81
Income (loss) from investment operations:
Net investment income	0.03	0.06	0.09	0.08	0.12
Net realized and unrealized gains (losses) on investments	3.61	(0.97)	0.56	0.54	1.29
Total from investment operations:	3.64	(0.91)	0.65	0.62	1.41
Distributions from:
Net investment income	(0.03)	(0.05)	(0.08)	(0.07)	(0.10)
Realized capital gains	(0.16)	(0.49)	(1.08)	(0.76)	(0.02)
Total distributions	(0.19)	(0.54)	(1.16)	(0.83)	(0.12)
Net asset value at end of period	$11.38	$7.93	$9.38	$9.89	$10.10
Total return(A)	46.40%	(10.49%)	7.72%	6.12%	16.06%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,943	$2,175	$3,175	$3,654	$4,503
Ratio to average net assets:
Net expenses	1.83%	1.83%	1.83%	1.83%	1.83%
Gross expenses	2.46%	2.43%	2.35%	2.21%	2.12%
Net investment income	0.33%	0.62%	0.92%	0.68%	1.11%
Portfolio turnover rate	37%	57%	37%(B)	24%	29%
(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Value Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$7.98	$9.45	$9.96	$10.17	$8.87
Income (loss) from investment operations:
Net investment income	0.13	0.15	0.19	0.17	0.20
Net realized and unrealized gains (losses) on investments	3.64	(0.98)	0.57	0.55	1.32
Total from investment operations:	3.77	(0.83)	0.76	0.72	1.52
Distributions from:
Net investment income	(0.13)	(0.15)	(0.19)	(0.17)	(0.20)
Realized capital gains	(0.16)	(0.49)	(1.08)	(0.76)	(0.02)
Total distributions	(0.29)	(0.64)	(1.27)	(0.93)	(0.22)
Net asset value at end of period	$11.46	$7.98	$9.45	$9.96	$10.17
Total return	47.93%	(9.64%)	8.82%	7.19%	17.28%
Ratios and supplemental data:
Net assets at end of period (000's)	$100,542	$75,028	$92,928	$81,988	$83,974
Ratio to average net assets:
Net expenses	0.83%	0.80%	0.79%	0.81%	0.83%
Gross expenses	0.95%	0.96%	0.94%	0.95%	0.97%
Net investment income	1.33%	1.64%	1.96%	1.70%	2.11%
Portfolio turnover rate	37%	57%	37%(A)	24%	29%
Touchstone Value Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$7.96	$9.42	$9.93	$10.14	$8.85
Income (loss) from investment operations:
Net investment income	0.14	0.16	0.20	0.19	0.22
Net realized and unrealized gains (losses) on investments	3.63	(0.97)	0.57	0.55	1.31
Total from investment operations:	3.77	(0.81)	0.77	0.74	1.53
Distributions from:
Net investment income	(0.14)	(0.16)	(0.20)	(0.19)	(0.22)
Realized capital gains	(0.16)	(0.49)	(1.08)	(0.76)	(0.02)
Total distributions	(0.30)	(0.65)	(1.28)	(0.95)	(0.24)
Net asset value at end of period	$11.43	$7.96	$9.42	$9.93	$10.14
Total return	48.12%	(9.43%)	8.96%	7.34%	17.38%
Ratios and supplemental data:
Net assets at end of period (000's)	$289,120	$153,945	$208,686	$262,467	$249,035
Ratio to average net assets:
Net expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Gross expenses	0.88%	0.90%	0.89%	0.87%	0.86%
Net investment income	1.48%	1.77%	2.07%	1.82%	2.26%
Portfolio turnover rate	37%	57%	37%(A)	24%	29%
(A)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Notes to Financial Statements
June 30, 2021
1. Organization
The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated November 18, 1982. The Trust consists of consists of eighteen funds, including the following nine funds (individually, a “Fund”, and collectively, the “Funds”):
Touchstone Balanced Fund ("Balanced Fund”)
Touchstone International Equity Fund ("International Equity Fund”)
Touchstone International Growth Fund (formerly Touchstone International Small Cap Fund) ("International Growth Fund”)
Touchstone Large Cap Focused Fund ("Large Cap Focused Fund”)
Touchstone Large Cap Fund ("Large Cap Fund”)
Touchstone Large Company Growth Fund ("Large Company Growth Fund”)
Touchstone Ohio Tax-Free Bond Fund ("Ohio Tax-Free Bond Fund”)
Touchstone Small Company Fund ("Small Company Fund”)
Touchstone Value Fund ("Value Fund”)
Each Fund is diversified, with the exception of the Large Cap Focused Fund, the Large Cap Fund, the Large Company Growth Fund and the Ohio Tax-Free Bond Fund, which are non-diversified.
The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:
	Class A	Class C	Class Y	Institutional Class	Class R6
Balanced Fund	X	X	X
International Equity Fund	X	X	X	X
International Growth Fund	X	X	X	X
Large Cap Focused Fund	X	X	X	X
Large Cap Fund	X	X	X	X
Large Company Growth Fund	X	X	X	X
Ohio Tax-Free Bond Fund	X	X	X	X
Small Company Fund	X	X	X	X	X
Value Fund	X	X	X	X
The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.
2. Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.
Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:
•  Level 1 − quoted prices in active markets for identical securities
•  Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 − significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of June 30, 2021, for each Fund’s investments, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, portfolio or sector allocation. The Funds did not hold or transfer any Level 3 categorized securities during the year ended June 30, 2021.

Notes to Financial Statements (Continued)
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.
Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.
Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:
•  If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.
•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.
•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•  If the validity of market quotations is not reliable.
Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees (the “Board”) and are generally categorized in Level 3.
Collateralized Loan Obligations — The Balanced Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest.

Notes to Financial Statements (Continued)
Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.
Futures Contracts — The Balanced Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules of the Securities and Exchange Commission (the “SEC”) or interpretations thereunder. Collateral equal to the current fair value of the futures position will be determined on a daily basis.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
As of June 30, 2021, the Balanced Fund held futures contracts as shown on the Portfolio of Investments.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
Derivative instruments and hedging activities — The Balanced Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.
When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently

Notes to Financial Statements (Continued)
pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).
For financial reporting purposes, the Balanced Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
As of June 30, 2021, the Balanced Fund did not hold any assets and liabilities that were subject to a MNA in the Statement of Assets and Liabilities.
The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of June 30, 2021:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Asset Derivatives	Liability Derivatives
Balanced Fund	Futures Contracts - Interest Rate Contracts*	$3,906	$4,219
*	Statements of Assets and Liabilities Location: Receivable and Payable for variation margin on futures contracts. Only current day’s variation margin is reported within the payable/receivable on the Statement of Assets and Liabilities. Includes cumulative appreciation/(depreciation) on futures contracts as reported on the Portfolio of Investments and within the components of net assets section of the Statement of Assets and Liabilities.
The following table sets forth the effect of the Balanced Fund's derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended June 30, 2021:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gains (Losses) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Balanced Fund	Futures - Interest Rate Contracts*	$449,558	$(19,243)
*	Statements of Operations Location: Net realized gains on futures contracts and Net change in unrealized appreciation (depreciation) on futures contracts, respectively.
For the year ended June 30, 2021, the average quarterly balances of outstanding derivative financial instruments was as follows:
Balanced Fund
Interest Rate Contracts:
Futures Contracts - Notional Value	$10,434,155
Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds' custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.

Notes to Financial Statements (Continued)
As of June 30, 2021, the following Funds loaned securities and received collateral as follows:
Fund	Security Type	Market Value of Securities Loaned*	Market Value of Collateral Received**	Net Amount***
Balanced Fund	Corporate Bonds	$481,987	$494,000	$12,013
International Growth Fund	Common Stocks	1,646,900	1,710,580	63,680
Large Company Growth Fund	Common Stocks	5,039,672	5,190,596	150,924
Small Company Fund	Common Stocks	397,301	407,660	10,359
*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.
***	Net amount represents the net amount payable due to (receive from) the borrower in the event of default.
All cash collateral is received, held, and administered by the Funds' custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.
Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.
Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.
When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.
Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.
The maximum offering price per share of Class A shares of the equity funds (all of the Funds except the Ohio Tax-Free Bond Fund) is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). The maximum offering price per share of Class A shares of the Ohio Tax-Free Bond Fund is equal to the NAV per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). There is no sales load on equity or fixed income fund purchases when aggregate purchases in all Touchstone funds equal at least $1 million or $500,000, respectively or more of Class A. The maximum offering price per share of Classes C, Y, Institutional Class and R6 shares of the Funds is equal to the NAV per share.
The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone Funds equaling at least the maximum breakpoint where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% or 0.50% for equity or fixed income funds, respectively, if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00% if redeemed within a one-year period from the date of purchase. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.
Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal pay downs on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

Notes to Financial Statements (Continued)
Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, except the Balanced Fund, Ohio-Tax Free Bond Fund and the Value Fund, declares and distributes net investment income, if any, annually, as a dividend to shareholders. The Balanced Fund and Value Fund declare and distribute net investment income, if any quarterly, as a dividend to shareholders. The Ohio Tax-Free Bond Fund declares distributions from net investment income on a daily basis and distributes as a dividend to shareholders on a monthly basis. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds' net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.
Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone Funds Group Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.
Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.
Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
LIBOR Transition — Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Plans are underway to phase out the use of LIBOR by June 30, 2023. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. Before then, it is expected that market participants will transition to the use of different reference or benchmark indices. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement index. As such, the potential effect of a transition away from LIBOR on the Funds’ investments cannot yet be determined.
3. Investment Transactions
Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended June 30, 2021:
	Balanced Fund	International Equity Fund	International Growth Fund*	Large Cap Focused Fund**
Purchases of investment securities	$125,686,269	$35,578,132	$97,831,055	$321,273,911
Proceeds from sales and maturities	$103,917,522	$62,820,473	$124,424,733	$312,482,754
	Large Cap Fund**	Large Company Growth Fund**	Ohio Tax-Free Bond Fund	Small Company Fund**	Value Fund
Purchases of investment securities	$61,815,705	$90,436,889	$10,450,466	$653,693,180	$158,240,885
Proceeds from sales and maturities	$47,193,835	$115,016,181	$10,219,932	$703,866,200	$113,759,836
*	The costs of purchases and proceeds from sales of the International Growth Fund (formerly known as International Small Cap Fund) excludes the purchases and sales of securities of the International Small Cap Fund acquired on September 11, 2020 (see Note 9). If these transactions were included, purchases and sales would have been higher.
**	Large Cap Focused Fund, Large Cap Fund, Large Company Growth Fund and Small Company Fund had redemptions-in-kind out of the Fund of $118,461,472, $20,366,868, $22,313,069 and $88,942,215, respectively. The redemptions were comprised of securities in the amount of $97,535,259, $17,157,359, $19,982,960 and $67,765,469, which is excluded from the proceeds from sales and maturities, and cash in the amount of $20,926,213, $3,209,509, $2,330,109, $21,176,746, for the Large Cap Focused Fund, Large Cap Fund, Large Company Growth Fund and Small Company Fund, respectively.

Notes to Financial Statements (Continued)
For the year ended June 30, 2021, purchases and proceeds from sales and maturities in U.S. Government Securities were $224,891,414 and $179,485,930, respectively, for the Balanced Fund. There were no purchases or proceeds from sales and maturities of U.S. Government securities by the other Funds for the year ended June 30, 2021.
4. Transactions with Affiliates and Other Related Parties
Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon (“BNY Mellon”), the Sub-Administrator to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. ("Western & Southern").
On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $180,972 for the year ended June 30, 2021.
MANAGEMENT & EXPENSE LIMITATION AGREEMENTS
The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.
Balanced Fund	0.55% on the first $200 million 0.50% on the next $200 million 0.45% on the next $600 million 0.40% on the next $1 billion 0.35% on such assets over $2 billion
International Equity Fund	0.70% on the first $500 million 0.65% on the next $300 million 0.60% on the next $200 million 0.50% on the next $1 billion 0.40% on such assets over $2 billion
International Growth Fund	0.80% on the first $1 billion 0.75% on the next $500 million 0.70% on the next $500 million 0.65% on such assets over $2 billion
Large Cap Focused Fund	0.70% on the first $500 million 0.65% on the next $300 million 0.60% on the next $200 million 0.50% on the next $1 billion 0.40% on such assets over $2 billion
Large Cap Fund	0.60% on the first $500 million 0.54% on the next $500 million 0.50% on such assets over $1 billion
Large Company Growth Fund	0.60%
Ohio Tax-Free Bond Fund	0.50% on the first $100 million 0.45% on the next $100 million 0.40% on the next $100 million 0.375% on such assets over $300 million
Small Company Fund	0.70% on the first $500 million 0.65% on the next $300 million 0.60% on the next $200 million 0.50% on the next $1 billion 0.40% on such assets over $2 billion
Value Fund	0.65%

Notes to Financial Statements (Continued)
The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):
Barrow, Hanley, Mewhinney & Strauss, LLC	London Company of Virginia d/b/a The London Company
Value Fund	Large Cap Fund
DSM Capital Partners LLC	Fort Washington Investment Advisors, Inc.*
International Growth Fund	Balanced Fund
Large Company Growth Fund	International Equity Fund
Large Cap Focused Fund
Ohio Tax-Free Bond Fund
Small Company Fund
* Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.
The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.
The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:
	Class A	Class C	Class Y	Institutional Class	Class R6
Balanced Fund	1.01%	1.78%	0.81%	—	—
International Equity Fund*	1.36%	1.99%	0.99%	0.89%	—
International Growth Fund	1.24%	1.99%	0.99%	0.89%	—
Large Cap Focused Fund	1.00%	1.79%	0.72%	0.69%	—
Large Cap Fund	1.03%	1.78%	0.78%	0.68%	—
Large Company Growth Fund	1.04%	1.79%	0.79%	0.69%	—
Ohio Tax-Free Bond Fund	0.85%	1.60%	0.60%	0.55%	—
Small Company Fund	1.22%	1.95%	0.89%	0.79%	0.79%
Value Fund	1.08%	1.83%	0.83%	0.68%	—
*	Prior to October 30, 2020, the expense limitation for Class C shares was 2.49%.
These expense limitations will remain in effect for all Funds through at least October 29, 2021.The Expense limitation agreement can be terminated by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds’ shareholders.
During the year ended June 30, 2021, the Advisor or its affiliates waived investment advisory fees, administration fees or other operating expenses, including distribution fees of the Funds, as follows:
Fund	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed/ Waived	Total
Balanced Fund	$—	$—	$70,152	$70,152
International Equity Fund	—	10,857	77,882	88,739
International Growth Fund	—	107,688	163,695	271,383
Large Cap Focused Fund	—	174,993	1,150,088	1,325,081
Large Cap Fund	—	102,241	256,515	358,756
Large Company Growth Fund	—	195,042	175,306	370,348
Ohio Tax-Free Bond Fund	—	22,786	139,437	162,223
Small Company Fund	—	46,577	234,470	281,047
Value Fund	—	285,372	286,472	571,844
Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Advisor only if such repayment does not cause the Fund's operating expenses (after the repayment is taken into account) to exceed the Fund's expense limit in place when such amounts were waived or reimbursed by the Advisor and the Fund's current expense limitation.

Notes to Financial Statements (Continued)
As of June 30, 2021, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:
Fund	Expires on or before June 30, 2022	Expires on or before June 30, 2023	Expires on or before June 30, 2024	Total
Balanced Fund	$36,339	$44,186	$1,461	$81,986
International Equity Fund	158,366	174,004	67,613	399,983
International Growth Fund	185,823	193,290	255,371	634,484
Large Cap Focused Fund	2,201,447	1,851,991	757,813	4,811,251
Large Cap Fund	440,511	393,233	338,365	1,172,109
Large Company Growth Fund	259,049	326,338	357,163	942,550
Ohio Tax-Free Bond Fund	143,581	157,632	73,030	374,243
Small Company Fund	1,008,474	818,548	262,375	2,089,397
Value Fund	645,575	606,669	515,267	1,767,511
The Advisor did not recoup any amounts it previously waived or reimbursed during the year ended June 30, 2021.
ADMINISTRATION AGREEMENT
The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.
For its services, the Advisor’s annual administrative fee is:
0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets.
The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.
TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. ("Transfer Agent"), the Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.
The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees, which are included in Transfer Agent fees in the Statements of Operations, may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.
PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee not to exceed 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

Notes to Financial Statements (Continued)
UNDERWRITING AGREEMENT
The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended June 30, 2021:
Fund	Amount
Balanced Fund	$ 36,386
International Equity Fund	3,551
International Growth Fund	861
Large Cap Focused Fund	22,901
Large Cap Fund	479
Large Company Growth Fund	613
Ohio Tax-Free Bond Fund	832
Small Company Fund	12,063
Value Fund	4,670
In addition, the Underwriter collected CDSC on the redemption of Class A and Class C shares of the Funds listed below during the year ended June 30, 2021:
Fund	Class A	Class C
Balanced Fund	$ —	$ 293
International Equity Fund	—	29
Large Cap Focused Fund	50	549
Ohio Tax-Free Bond Fund	—	3
Small Company Fund	45	176
Value Fund	—	298
INTERFUND TRANSACTIONS
Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended June 30, 2021, the Funds did not engage in any Rule 17a-7 transactions.
5. Liquidity
ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.
During the year ended June 30, 2021, the following Funds utilized ReFlow. The shares ReFlow subscribed to and redemptions-in-kind were as follows:
Fund	Shares ReFlow Subscribed to	Redemptions-in-kind
Large Cap Focused Fund	2,390,616	$ 97,535,259
Large Cap Fund	1,377,946	17,157,359
Large Company Growth Fund	412,875	19,982,960
Small Company Fund	16,881,138	67,765,469
Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

Notes to Financial Statements (Continued)
During the year ended June 30, 2021, the following Funds participated as borrowers in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:
Fund	Daily Average Amount Borrowed	Weighted Average Interest Rate	Interest Expense*
International Equity Fund	$ 83,595	0.68%	$ 572
International Growth Fund	$ 4,934	0.69%	$ 34
Large Company Growth Fund	$ 191,744	0.68%	$ 1,319
*	Included in Other expenses in the Statements of Operations.
6. Federal Tax Information
Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable and tax-exempt income and accordingly, no provision for income taxes has been made.
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.
The tax character of distributions paid for the years ended June 30, 2021 and June 30, 2020 are as follows:
	Balanced Fund		International Equity Fund		International Growth Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
From ordinary income	$7,630,981	$6,480,488	$647,909	$1,923,637	$—	$2,978
From long-term capital gains	26,358,697	35,661,000	—	5,681,982	—	—
Total distributions	$33,989,678	$42,141,488	$647,909	$7,605,619	$—	$2,978
	Large Cap Focused Fund		Large Cap Fund		Large Company Growth Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
From ordinary income	$12,163,638	$12,128,375	$3,689,511	$3,199,658	$1,164,162	$—
From long-term capital gains	94,020,901	182,874,825	—	17,767,764	28,994,022	15,399,908
Total distributions	$106,184,539	$195,003,200	$3,689,511	$20,967,422	$30,158,184	$15,399,908
	Ohio Tax-Free Bond Fund		Small Company Fund		Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
From ordinary income	$—	$148	$842,597	$—	$4,536,512	$5,160,391
From tax-exempt income	1,211,675	1,274,837	—	—	—	—
From long-term capital gains	5,224	28,458	—	56,603,845	4,949,001	17,529,100
Total distributions	$1,216,899	$1,303,443	$842,597	$56,603,845	$9,485,513	$22,689,491

Notes to Financial Statements (Continued)
The following information is computed on a tax basis for each item as of June 30, 2021:
	Balanced Fund	International Equity Fund	International Growth Fund	Large Cap Focused Fund	Large Cap Fund
Tax cost of portfolio investments	$380,718,668	$99,579,696	$82,696,255	$1,167,944,723	$226,933,898
Gross unrealized appreciation on investments	204,950,034	35,031,720	23,199,260	1,193,040,189	144,676,727
Gross unrealized depreciation on investments	(685,506)	(12,561,523)	(2,772,964)	(136,391)	(3,003,438)
Net unrealized appreciation (depreciation) on investments	204,264,528	22,470,197	20,426,296	1,192,903,798	141,673,289
Gross unrealized appreciation on foreign currency transactions	51	17,760	4,613	—	—
Gross unrealized depreciation on foreign currency transactions	(2)	(2,249)	(39)	—	—
Net unrealized appreciation (depreciation) on foreign currency transactions	49	15,511	4,574	—	—
Capital loss carryforwards	—	—	(3,748,566)	—	—
Late year ordinary losses deferrals	—	—	(107,094)	—	—
Undistributed ordinary income	216,763	2,669,976	—	6,657,445	2,630,507
Undistributed capital gains	6,900,702	4,367,507	—	68,238,396	5,073,934
Other temporary differences	(130,273)	—	—	—	—
Accumulated earnings (deficit)	$211,251,769	$29,523,191	$16,575,210	$1,267,799,639	$149,377,730
	Large Company Growth Fund	Ohio Tax-Free Bond Fund	Small Company Fund	Value Fund
Tax cost of portfolio investments	$123,703,047	$45,868,509	$697,076,068	$306,666,443
Gross unrealized appreciation on investments	141,849,129	3,855,864	318,483,779	117,756,011
Gross unrealized depreciation on investments	—	—	(14,094,065)	(1,682,095)
Net unrealized appreciation (depreciation) on investments	141,849,129	3,855,864	304,389,714	116,073,916
Undistributed ordinary income	2,681,389	—	48,143,409	4,480,577
Undistributed capital gains	19,584,177	29,891	81,856,299	15,386,927
Other temporary differences	—	(12,406)	—	—
Accumulated earnings (deficit)	$164,114,695	$3,873,349	$434,389,422	$135,941,420
The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, basis adjustments on securities no longer treated as PFICs, callable bonds and nontaxable distribution basis outstanding.
As of June 30, 2021, the Funds had the following capital loss carryforwards for federal income tax purposes:
Fund	No Expiration Short Term	No Expiration Long Term	Total
International Growth Fund	$ 3,748,566	$ —	$ 3,748,566
The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.
During the year ended June 30, 2021, the following Funds utilized capital loss carryforwards:
Fund	Utilized
International Growth Fund	$ 20,488,614
Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2021, the following Funds elected to defer the following losses:
Fund	Realized Capital Losses	Ordinary Losses	Total
International Growth Fund	$ —	$ 107,094	$ 107,094

Notes to Financial Statements (Continued)
The Funds have analyzed their tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended June 30, 2018 through 2021) and have concluded that no provision for income tax is required in their financial statements.
Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax treatment of net operating loss, redemptions in-kind, deemed distributions on shareholder redemptions, differing tax and GAAP distribution requirements, acquired capital loss carryforwards and different tax treatment of the mergers, the expiration of capital loss carryforwards, and acquired wash sales from mergers have been made to the following Funds for the year ended June 30, 2021:
Fund	Paid-In Capital	Distributable Earnings
International Growth Fund	$ 19,926,556	$ (19,926,556)
Large Cap Focused Fund	71,023,166	(71,023,166)
Large Cap Fund	6,657,470	(6,657,470)
Large Company Growth Fund	16,575,108	(16,575,108)
Small Company Fund	31,550,393	(31,550,393)
7. Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
8. Principal Risks
Risks Associated with Foreign Investments – Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.
Risks Associated with Sector Concentration – Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility in the Funds' NAVs and magnified effect on the total return.
Risks Associated with Credit – An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.
Risks Associated with Interest Rate Changes – The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.
Risks Associated with Health Crises – An outbreak of respiratory disease caused by COVID-19 was first detected in China in December 2019 and subsequently spread internationally. As of the date of issuance of these financial statements, COVID-19 has

Notes to Financial Statements (Continued)
resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19 may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund.
Please see the Funds’ prospectus for a complete discussion of these and other risks.
9. Fund Reorganizations
International Growth Fund Reorganization:
The Trustees of the Touchstone International Growth Fund, a series of the Trust, approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone International Growth Opportunities Fund to the Touchstone International Small Cap Fund, which was renamed the Touchstone International Growth Fund. The performance and accounting history of the International Growth Opportunities Fund was assumed by the International Growth Fund. The tax-free reorganization took place on September 11, 2020.
The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the tax-free reorganization.
	Before Reorganization		After Reorganization
	Touchstone International Growth Opportunities Fund	Touchstone International Small Cap Fund	Touchstone International Growth Fund
Class A
Shares	68,698(A)	97,100	165,798
Net Assets	$913,153	$1,290,678	$2,203,831
Net Assets Value	$13.29(A)	$13.29	$13.29
Class C
Shares	34,733(B)	48,931	83,664
Net Assets	$447,961	$631,074	$1,079,035
Net Asset Value	$12.90(B)	$12.90	$12.90
Class Y
Shares	70,826(C)	5,338,452	5,409,278
Net Assets	$964,777	$72,719,437	$73,684,214
Net Asset Value	$13.62(C)	$13.62	$13.62
Institutional Class
Shares	2,342,813(D)	282,595	2,625,408
Net Assets	$32,149,279	$3,877,901	$36,027,180
Net Asset Value	$13.72(D)	$13.72	$13.72
Fund Total
Shares Outstanding	2,517,070	5,767,078	8,284,148
Net Assets	$34,475,170	$78,519,090	$112,994,260
Unrealized Appreciation (Depreciation)	$12,701,727	$13,999,828	$26,701,555
(A)	Reflects a 1.9160:1 stock split which occurred on the date of the reorganization, September 11, 2020.
(B)	Reflects a 1.9095:1 stock split which occurred on the date of the reorganization, September 11, 2020.
(C)	Reflects a 1.8839:1 stock split which occurred on the date of the reorganization, September 11, 2020.
(D)	Reflects a 1.8777:1 stock split which occurred on the date of the reorganization, September 11, 2020.
Assuming the reorganization had been completed on July 1, 2020, the International Growth Fund’s results of operations for the year ended June 30, 2021 would have been as follows:
Net investment loss	$(369,945)
Net realized and unrealized gain (loss) on investments	$26,464,225
Net increase in net assets resulting from operations	$26,094,280

Notes to Financial Statements (Continued)
Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the International Growth Fund that have been included in its statement of operations since the reorganization.
10. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.
At a meeting of the Board of the Trust held on May 20, 2021, the Board approved the following changes to the Ohio Tax-Free Bond Fund: a name change to the Touchstone Core Municipal Bond Fund, the appointment of Sage Advisory Services, Ltd. Co. as sub-advisor to the Fund, changes to the Fund's investment goal, fundamental investment policy and principal investment strategies, and fee reductions and expense limitation reductions (together, the "Repurposing"). The implementation of the Repurposing is contingent upon shareholder approval of the Proposal (as defined below). The proposal to amend the Fund's current fundamental investment policy that under normal circumstances, at least 80% of the income it distributes will be exempt from federal income tax, including the federal alternative minimum tax, and Ohio personal income tax (the "Current Policy") is subject to shareholder approval, so that the Fund's fundamental investment policy states that under normal circumstances, at least 80% of the income it distributes will be exempt from federal income tax, including the federal alternative minimum tax (the “New Policy”) (the "Proposal"). If the amendment of the Current Policy is approved by shareholders, the Repurposing, including the adoption of the New Policy, is expected to occur on or about October 28, 2021 or as soon as practicable thereafter.
There were no other subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders of Touchstone Balanced Fund, Touchstone International Equity Fund, Touchstone International Growth Fund (formerly Touchstone International Small Cap Fund), Touchstone Large Cap Focused Fund, Touchstone Large Cap Fund, Touchstone Large Company Growth Fund, Touchstone Ohio Tax-Free Bond Fund, Touchstone Small Company Fund and Touchstone Value Fund and the Board of Trustees of Touchstone Strategic Trust.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Touchstone Balanced Fund, Touchstone International Equity Fund, Touchstone International Growth Fund (formerly Touchstone International Small Cap Fund), Touchstone Large Cap Focused Fund, Touchstone Large Cap Fund, Touchstone Large Company Growth Fund, Touchstone Ohio Tax-Free Bond Fund, Touchstone Small Company Fund and Touchstone Value Fund (collectively referred to as the “Funds”), (nine of the funds constituting the Touchstone Strategic Trust (the “Trust”)), including the portfolios of investments, as of June 30, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (nine of the funds constituting Touchstone Strategic Trust) at June 30, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual funds constituting Touchstone Strategic Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Touchstone Balanced Fund Touchstone International Equity Fund Touchstone Large Cap Focused Fund Touchstone Small Company Fund	For the year ended June 30, 2021	For each of the two years in the period ended June 30, 2021	For each of the three years in the period ended June 30, 2021, the seven months ended June 30, 2018 and the year ended November 30, 2017
Touchstone International Growth Fund Touchstone Large Cap Fund Touchstone Large Company Growth Fund Touchstone Ohio Tax-Free Bond Fund Touchstone Value Fund	For the year ended June 30, 2021	For each of the two years in the period ended June 30, 2021	For each of the five years in the period ended June 30, 2021
The financial highlights for the year ended November 30, 2016 of Touchstone Balanced Fund, Touchstone International Equity Fund, Touchstone Large Cap Focused Fund and Touchstone Small Company Fund were audited by other auditors, whose report dated January 19, 2017 expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where

Report of Independent Registered Public Accounting Firm (Continued)
replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.
Cincinnati, Ohio
August 20, 2021

Other Items (Unaudited)
Qualified Dividend Income
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2021 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.
Balanced Fund	90.54%
International Equity Fund	68.66%
Large Cap Focused Fund	100.00%
Large Cap Fund	100.00%
Large Company Growth Fund	21.93%
Small Company Fund	9.22%
Value Fund	72.03%
Dividend Received Deduction
For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended June 30, 2021 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.
Balanced Fund	88.42%
International Equity Fund	11.00%
Large Cap Focused Fund	100.00%
Large Cap Fund	100.00%
Large Company Growth Fund	18.58%
Small Company Fund	9.30%
Value Fund	67.65%
For the fiscal year ended June 30, 2021, the Funds designated long-term capital gains as follows:
Balanced Fund	$ 30,056,972
International Equity Fund	$ 4,367,507
Large Cap Focused Fund	$ 140,768,522
Large Cap Fund	$ 5,073,934
Large Company Growth Fund	$ 28,994,022
Ohio Tax-Free Bond Fund	$ 35,115
Small Company Fund	$ 87,311,584
Value Fund	$ 17,164,195
Of the dividends paid from net investment income during the most-recent fiscal year, 100% was designated as exempt interest dividends for federal income tax purposes for the Ohio Tax-Free Bond Fund.
Foreign Tax Income & Foreign Tax Credit
The International Equity Fund intends to pass through a foreign tax credit to the shareholders. For the fiscal year ended June 30, 2021, the total amount of foreign source income is 2,635,969 or $0.41 per share. The total amount of foreign taxes to be paid is $219,607 or $0.03 per share per share. Shareholder’s allocable share of the foreign tax credit will be reported on Form 1099 Div.
Proxy Voting Guidelines and Proxy Voting Records
The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Other Items (Unaudited) (Continued)
Quarterly Portfolio Disclosure
Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.
Schedule of Shareholder Expenses
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2021 through June 30, 2021).
Actual Expenses
The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2021” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Net Expense Ratio Annualized June 30, 2021	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Six Months Ended June 30, 2021*
Balanced Fund
Class A	Actual	1.01%	$1,000.00	$1,090.90	$5.24
Class A	Hypothetical	1.01%	$1,000.00	$1,019.79	$5.06
Class C	Actual	1.78%	$1,000.00	$1,086.60	$9.21
Class C	Hypothetical	1.78%	$1,000.00	$1,015.97	$8.90
Class Y	Actual	0.81%	$1,000.00	$1,091.50	$4.20
Class Y	Hypothetical	0.81%	$1,000.00	$1,020.78	$4.06
International Equity Fund
Class A	Actual	1.36%	$1,000.00	$1,099.00	$7.08
Class A	Hypothetical	1.36%	$1,000.00	$1,018.05	$6.81
Class C	Actual	1.99%	$1,000.00	$1,096.20	$10.34
Class C	Hypothetical	1.99%	$1,000.00	$1,014.93	$9.94
Class Y	Actual	0.99%	$1,000.00	$1,101.00	$5.16
Class Y	Hypothetical	0.99%	$1,000.00	$1,019.89	$4.96
Institutional Class	Actual	0.89%	$1,000.00	$1,102.40	$4.64
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.38	$4.46

Other Items (Unaudited) (Continued)
		Net Expense Ratio Annualized June 30, 2021	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Six Months Ended June 30, 2021*
International Growth Fund
Class A	Actual	1.24%	$1,000.00	$1,042.80	$6.28
Class A	Hypothetical	1.24%	$1,000.00	$1,018.65	$6.21
Class C	Actual	1.99%	$1,000.00	$1,038.60	$10.06
Class C	Hypothetical	1.99%	$1,000.00	$1,014.93	$9.94
Class Y	Actual	0.99%	$1,000.00	$1,044.40	$5.02
Class Y	Hypothetical	0.99%	$1,000.00	$1,019.89	$4.96
Institutional Class	Actual	0.89%	$1,000.00	$1,044.70	$4.51
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.38	$4.46
Large Cap Focused Fund
Class A	Actual	1.00%	$1,000.00	$1,171.50	$5.38
Class A	Hypothetical	1.00%	$1,000.00	$1,019.84	$5.01
Class C	Actual	1.79%	$1,000.00	$1,166.80	$9.62
Class C	Hypothetical	1.79%	$1,000.00	$1,015.92	$8.95
Class Y	Actual	0.72%	$1,000.00	$1,173.00	$3.88
Class Y	Hypothetical	0.72%	$1,000.00	$1,021.22	$3.61
Institutional Class	Actual	0.69%	$1,000.00	$1,173.30	$3.72
Institutional Class	Hypothetical	0.69%	$1,000.00	$1,021.37	$3.46
Large Cap Fund
Class A	Actual	1.05%	$1,000.00	$1,143.40	$5.58**
Class A	Hypothetical	1.05%	$1,000.00	$1,019.59	$5.26**
Class C	Actual	1.80%	$1,000.00	$1,139.80	$9.55**
Class C	Hypothetical	1.80%	$1,000.00	$1,015.87	$9.00**
Class Y	Actual	0.80%	$1,000.00	$1,144.70	$4.25**
Class Y	Hypothetical	0.80%	$1,000.00	$1,020.83	$4.01**
Institutional Class	Actual	0.70%	$1,000.00	$1,145.90	$3.72**
Institutional Class	Hypothetical	0.70%	$1,000.00	$1,021.32	$3.51**
Large Company Growth Fund
Class A	Actual	1.07%	$1,000.00	$1,162.20	$5.74***
Class A	Hypothetical	1.07%	$1,000.00	$1,019.49	$5.36***
Class C	Actual	1.82%	$1,000.00	$1,157.70	$9.74***
Class C	Hypothetical	1.82%	$1,000.00	$1,015.77	$9.10***
Class Y	Actual	0.82%	$1,000.00	$1,163.40	$4.40***
Class Y	Hypothetical	0.82%	$1,000.00	$1,020.73	$4.11***
Institutional Class	Actual	0.72%	$1,000.00	$1,164.10	$3.86***
Institutional Class	Hypothetical	0.72%	$1,000.00	$1,021.22	$3.61***
Ohio Tax-Free Bond Fund
Class A	Actual	0.85%	$1,000.00	$1,007.30	$4.23
Class A	Hypothetical	0.85%	$1,000.00	$1,020.58	$4.26
Class C	Actual	1.60%	$1,000.00	$1,003.60	$7.95
Class C	Hypothetical	1.60%	$1,000.00	$1,016.86	$8.00
Class Y	Actual	0.60%	$1,000.00	$1,008.50	$2.99
Class Y	Hypothetical	0.60%	$1,000.00	$1,021.82	$3.01
Institutional Class	Actual	0.55%	$1,000.00	$1,008.80	$2.74
Institutional Class	Hypothetical	0.55%	$1,000.00	$1,022.07	$2.76
Small Company Fund
Class A	Actual	1.16%	$1,000.00	$1,180.50	$6.27****
Class A	Hypothetical	1.16%	$1,000.00	$1,019.04	$5.81****
Class C	Actual	1.96%	$1,000.00	$1,174.50	$10.57****
Class C	Hypothetical	1.96%	$1,000.00	$1,015.08	$9.79****
Class Y	Actual	0.90%	$1,000.00	$1,182.50	$4.87****
Class Y	Hypothetical	0.90%	$1,000.00	$1,020.33	$4.51****
Institutional Class	Actual	0.80%	$1,000.00	$1,182.80	$4.33****
Institutional Class	Hypothetical	0.80%	$1,000.00	$1,020.83	$4.01****
Class R6	Actual	0.80%	$1,000.00	$1,183.20	$4.33****
Class R6	Hypothetical	0.80%	$1,000.00	$1,020.83	$4.01****
Value Fund
Class A	Actual	1.08%	$1,000.00	$1,180.80	$5.84
Class A	Hypothetical	1.08%	$1,000.00	$1,019.44	$5.41

Other Items (Unaudited) (Continued)
		Net Expense Ratio Annualized June 30, 2021	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Six Months Ended June 30, 2021*
Class C	Actual	1.83%	$1,000.00	$1,176.40	$9.88
Class C	Hypothetical	1.83%	$1,000.00	$1,015.72	$9.15
Class Y	Actual	0.83%	$1,000.00	$1,181.30	$4.49
Class Y	Hypothetical	0.83%	$1,000.00	$1,020.68	$4.16
Institutional Class	Actual	0.68%	$1,000.00	$1,183.80	$3.68
Institutional Class	Hypothetical	0.68%	$1,000.00	$1,021.42	$3.41
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).
**	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.58, $9.55, $4.25 and $3.72, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.26, $9.00, $4.01, and $3.51, respectively.
***	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.58, $9.58, $4.24 and $3.70, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.21, $8.95, $3.96 and $3.46, respectively.
****	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y, Institutional Class and Class R6 would be $6.22, $10.51, $4.82, $4.28, and $4.28, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y, Institutional Class and Class R6 would be $5.76, $9.74, $4.46, $3.96, and $3.96, respectively.
Liquidity Risk Management
The Funds have adopted and implemented a written liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in a Fund.
Assessment and management of a Fund’s liquidity risk under the LRM Program takes into consideration certain factors, such as a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the LRM Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The Board of Trustees of the Trust approved the appointment of a LRM Program administrator responsible for administering the LRM Program and for carrying out the specific responsibilities set forth in the LRM Program, including reporting to the Board on at least an annual basis regarding the LRM Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period from May 15, 2020 through May 14, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the LRM Program operated and was implemented effectively to manage the Funds’ liquidity risk.
Basis for Board’s Approval of Sub-Advisory Agreement
Touchstone Ohio Tax-Free Bond Fund (to be renamed Touchstone Core Municipal Bond Fund)
At the May 20, 2021 Board meeting, the Advisor proposed the replacement of the then-current sub-advisor of the Touchstone Ohio Tax-Free Bond Fund (the “Fund”), Fort Washington Investment Advisors, Inc. (“FWIA”), to the Trust’s Board. The Board approved replacing FWIA with Sage Advisory Services, Ltd. Co. (“Sage”) along with other changes collectively referred to as the Repurposing (as defined below), which is contingent on shareholder approval of an amended fundamental investment policy. In connection with this sub-advisor change, the Board also approved, among other things, changes to the Fund’s investment goal, principal investment strategies and name (the "Repurposing"). The implementation of the Repurposing is contingent upon shareholder approval of the amendment of the Fund's fundamental investment policy. If the amendment of the Fund’s fundamental investment policy is approved by shareholders, the Repurposing is expected to occur on or about October 28, 2021 or as soon as practicable thereafter.
The Advisor provided the Board with various written materials in advance of the May meeting to assist with the Board’s consideration of a new Sub-Advisory Agreement between the Advisor and Sage (the “New Sub-Advisory Agreement”). The Advisor provided written and oral information stating the basis for its recommendation to engage Sage. The information also included details regarding Sage’s: (a) investment philosophy and investment strategy; (b) investment management services proposed to be provided to the Fund; (c) investment management personnel; (d) operating history, infrastructure and financial condition; (e) proposed sub-advisory fee that would be paid to Sage by the Advisor; and (f) reputation, expertise and resources as an

Other Items (Unaudited) (Continued)
investment adviser. The Board then discussed the written materials that the Board received before the meeting and all other information that the Board received at the meeting.
The Board, including the Independent Trustees voting separately, unanimously determined that the proposal to approve the New Sub-Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders. In approving the New Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the investment personnel who would be providing such services; (2) Sage’s proposed compensation; (3) the performance of the Fund and that of Sage’s Core Municipal Fixed Income Strategy (the “Core Municipal Strategy”) that the Advisor proposes that Sage use in managing the Fund; and (4) the terms of the New Sub-Advisory Agreement. The Board’s consideration of these factors is summarized below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Services to be Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services to be provided by Sage. The Board considered Sage’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board noted that Sage would utilize its Core Municipal Strategy in managing the Fund. The Board also noted that the portfolio managers who would manage the Fund would be the same portfolio managers who currently manage the Core Municipal Strategy. The Board also took into consideration that the Advisor was satisfied with Sage’s in-house operations and compliance teams.
Anticipated Profitability and Potential Economies of Scale. The Board took into consideration the financial condition of Sage and any direct and indirect benefits to be derived by Sage from its relationship with the Fund. In considering the anticipated level of profitability to Sage, the Board noted the proposed contractual undertaking of the Advisor to maintain expense limitations for the Fund and also noted that the sub-advisory fee under the New Sub-Advisory Agreement would be paid by the Advisor out of the advisory fee that it receives from the Fund, and that the proposed sub-advisory fee was negotiated at arm’s length between the Advisor and Sage. As a consequence, the anticipated level of profitability to Sage from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in Sage’s management of the Fund to be a substantial factor in its consideration, although the Board noted that the proposed sub-advisory fee would include a breakpoint that would reduce the sub-advisory fee rate on assets above a specified level as the Fund’s assets increased. The Board noted that in connection with the proposed change in sub-advisor the Advisor also proposed to reduce the advisory fee schedule at certain asset levels and to lower the expense limitations on all of the Fund’s share classes.
Proposed Sub-Advisory Fee. The Board considered that the Fund would pay an advisory fee to the Advisor and that the Advisor would pay the sub-advisory fee to Sage out of the advisory fee. The Board compared Sage’s proposed sub-advisory fee to the sub-advisory fee paid to FWIA, noting that the proposed sub-advisory fee was higher than the current sub-advisory fee at certain asset levels and that Sage had agreed to waive a portion of its sub-advisory fee until the Fund’s assets reached a specified level. The Board considered the amount of the advisory fee to be retained by the Advisor and the amount to be paid to Sage with respect to the various services to be provided by the Advisor and Sage. Based upon their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in light of the services to be provided to the Fund by Sage.
Fund Performance. The Board considered the investment performance of the Core Municipal Strategy relative to the Fund’s investment performance under the management of FWIA, the investment performance of comparable funds in the relevant Morningstar category and the returns of a municipal bond index. The Board noted in particular the strong risk-adjusted returns of Sage’s Core Municipal Strategy relative to that of other strategies in its category.
Conclusion. The Board reached the following conclusions regarding the New Sub-Advisory Agreement: (a) Sage is qualified to manage the Fund’s assets in accordance with the Fund’s new investment goal and principal investment strategies; (b) Sage maintains an appropriate compliance program; (c) the Fund’s proposed sub-advisory fee is reasonable in relation to the services to be provided to the Fund by Sage; and (d) Sage’s proposed investment strategies are appropriate for managing the Fund. In considering the approval of the New Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. Based on its conclusions, the Board, including a majority of the Independent Trustees, determined that approval of the New Sub-Advisory Agreement was in the best interests of the Fund. The implementation of the Repurposing is contingent upon shareholder approval of the amendment to the Fund's fundamental investment policy. If the amendment of the Fund’s fundamental investment policy is approved by shareholders, the Repurposing is expected to occur on or about October 28, 2021 or as soon as practicable thereafter.

Management of the Trust (Unaudited)
Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.
Interested Trustee[1]:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; President, Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	34	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	34	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request since 2020.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	34	None.
Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired from investment management.	34	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	34	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	34	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.

Management of the Trust (Unaudited) (Continued)
1 Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act.
2 As of June 30, 2021, the Touchstone Fund Complex consisted of 18 series of the Trust, 12 series of the Touchstone Funds Group Trust, and 4 variable annuity series of Touchstone Variable Series Trust.
3 Each Trustee is also a Trustee of Touchstone Funds Group Trust and Touchstone Variable Series Trust.
Principal Officers:
Name Address Year of Birth	Position(s) Held with Trust[1]	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President	Until resignation, removal or disqualification President since January 2021	Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities Inc. (since 2020); President, Foresters Investment Management Company, Inc. (2018 to 2020); President, North American Asset Management at Foresters Financial (2018 to 2020); Managing Director, Head of Americas at UBS Asset Management (2015 to 2017); and Executive Vice President, Head of Distribution at Mackenzie Investments (2011 to 2014).
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc., Touchstone Securities, Inc. and W&S Brokerage Services, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer, of IFS Financial Services, Inc. (a holding company) and Senior Vice President and Chief Administration Officer within the Office of the Chief Marketing Officer of Western & Southern Financial Group (2021 to Present).
Meredyth A. Whitford Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Senior Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).
1Each officer also holds the same office with Touchstone Funds Group Trust and Touchstone Variable Series Trust.

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PRIVACY PROTECTION POLICY
We Respect Your Privacy
Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.
Our Pledge to Our Clients
•  We collect only the information we need to service your account and administer our business.
•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.
•  We make every effort to ensure the accuracy of your information.
We Collect the Following Nonpublic Personal Information About You:
•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.
Categories of Information We Disclose and Parties to Whom We Disclose
We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.
We Place Strict Limits and Controls on the Use and Sharing of Your Information
•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.
•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.
•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.
•  We will not sell your personal information to anyone.
We May Provide Information to Service Your Account
Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.
This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.
*Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.
A Member of Western & Southern Financial Group®
The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments
Distributor
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com
Investment Advisor
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581
Shareholder Service
800.543.0407
* A Member of Western & Southern Financial Group
TSF-54BB-TST-AR-2106

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (June Funds) totaled $171,300 and $203,400 for the fiscal years ended June 30, 2021 and June 30, 2020, respectively. The fees relate to the annual audit or for services normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $10,000 and $8,000 for the fiscal years ended June 30, 2021 and June 30, 2020, respectively. The fees for the June 30, 2021 fiscal year relate to the review of Form N-14 and N-1a filings. The fees for the June 30, 2020 fiscal year relate to the review of Form N-14 filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $49,570 and $69,985 for the fiscal years ended June 30, 2021 and June 30, 2020, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations and tax agent services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $26,999 and $40,675 for the fiscal years ended June 30, 2021 and June 30, 2020, respectively. The fees relate to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust (June Funds) and certain entities*, totaled approximately $499,534 and $890,010 for the fiscal years ended June 30, 2021 and June 30, 2020, respectively.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Strategic Trust

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date	August 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date	August 30, 2021

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	August 30, 2021

* Print the name and title of each signing officer under his or her signature.